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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT    TWO WORLD TRADE CENTER NEW
SERIES                                            YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JUNE 30, 1998

DEAR SHAREHOLDER:

The equity markets across the globe were choppy during the first half of 1998. Fears of the Asian meltdown spreading, coupled with Japan slipping into recession, ignited fears of a worldwide slowdown. Equity market performance in the United States, up 17.7 percent, and Europe, up 26.7 percent, faced periods of volatility but surged ahead on the strength of firm economies, strong consumer spending and low inflation. The real damage was in the emerging markets. Hong Kong, whose currency had not devalued, shed 27.9 percent of its value, while Indonesia, the hardest-hit Asian market, lost 58 percent of its capitalization. The shockwaves were felt half a world away in eastern Europe and Latin America. Russia and Brazil, for instance, were consistently rumored to be on the brink of devaluation, with their markets down 59.7 percent and 17.6 percent, respectively.

THE UNITED STATES
Despite a vibrant consumer sector, the financial crisis in Asia appeared to be having an increasing impact on U.S. economic growth during the period under review. In April, the U.S. trade deficit widened to $14.5 billion, worse than the consensus estimate. Falling exports and an inventory overhang slowed the growth of the industrial sector from the beginning of the year. Nonetheless, many sectors of the U.S. economy remain strong, and the trade deficit's drag on U.S. economic growth appears to have been offset by strong domestic demand. Consumer spending grew at the rapid rate of 6 percent in the first quarter and remained high in the second quarter, due to strong labor and financial market conditions.

Sound fundamentals played a positive role in the bond market's performance during the first half of 1998. Inflationary pressures were minimal throughout the period and the U.S. budget surplus continued to grow, diminishing the supply of Treasury securities. Interest rates fell across the board, with short-term rates falling less than long-term rates due in large part to the federal-funds rate anchoring the short end at

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5.50 percent. The federal-funds rate has now been within 50 basis points of the current level for more than three and one-half years. Despite the strength of the domestic economy and tightness of the labor market, the uncertainty generated by Asia and the plunge in commodity prices have encouraged the Federal Reserve to keep monetary policy on hold. Even though the Fed's governors voted to adopt a bias toward tightening monetary conditions in March, few market participants believe that such a move will take place as long as Asia remains mired in financial turmoil and the dollar remains firm against that continent's currencies.

While volatile, the U.S. stock market remained relatively resilient in the face of global economic uncertainty, and domestic large-cap stocks benefited from a perception that they could provide a safe haven from the disorder in Asia. This positive investor psychology combined with strong fundamentals like low inflation, high employment and rising consumer confidence in the U.S. economy to support rising equity prices.

EUROPE

During the period under review, European stock markets delivered strong returns, in both local currency and U.S.-dollar terms. After a setback during the fourth quarter of 1997, due to the crisis in Asia, European markets recovered strongly during the first half of 1998. Market performance was driven by several factors, particularly the strength of the ongoing recovery in the European economies. Continental Europe is now the only major region worldwide where analysts expect stronger economic growth in 1998 versus 1997. In the core European markets, economic activity has accelerated as a result of increased business and consumer optimism. At the same time, interest-rate cuts in Spain and Italy as part of the European Monetary Union (EMU) convergence process have stimulated real GDP growth of better than 3 percent, with further strengthening likely this year. Throughout Europe the inflationary outlook remains benign. Lower commodity prices resulting from the slowdown in Asia imply interest-rate stability for the rest of the year. In the United Kingdom, which is now in a different phase of its economic cycle, high interest rates and a pronounced local currency have had a strongly negative impact on economic activity, and GDP growth forecasts for the U.K. have been reduced to around 2.5 percent for the full year.

At the corporate level, earnings results from Continental European corporations have largely met analysts' expectations and these companies remain fairly positive on the prospects for the second half of the year. This has been the case particularly for sectors geared to the ongoing recovery in European economies, with banking, consumer goods and telecom stocks showing the strongest earnings growth. Where earnings have disappointed, this has been mainly due to lower sales or

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increased competition in Asian markets. However, the overall impact from Asia has been less severe than expected, and Continental European corporate earnings, supported by accelerating domestic economies, are expected to grow by 13 to 14 percent this year. In the United Kingdom, the strength of interest rates and the British pound have continued to have a damaging effect on company profits, particularly for manufacturers and exporters. Mainly because of this, corporate earnings are expected to grow by a more moderate 5 to 7 percent in 1998.

In addition to positive economic fundamentals, the transition to the European single currency (Euro) has also supported the region's performance over the last six months. With the 11 "first-wave" EMU members now established, the two main issues are the convergence of short-term interest rates and the formulation of a monetary policy framework for the European Central Bank. Short-term interest rates must converge further during the second half of 1998, implying sharp cuts in the southern European economies. However, the risk that falling interest rates could result in overheating in Spain and Italy has been reduced by the disinflationary effect of the crisis in Asian markets. The majority of European corporations will be fully prepared for the transition to the Euro before the end of the third quarter, and markets appear to be discounting a generally smooth transition throughout the rest of this year.

The imminence of the single currency has had a significant impact on the level of European corporate activity. This has been especially true in the banking and financial sectors, where the single currency creates scope for significant operational synergies and cost savings. Most of the activity of the last six months has taken place within national borders as companies attempt to strengthen their domestic position. However, once the Euro is well established, competitive pressures and pricing transparency should lead to cross-border deals, creating larger companies with a pan-European presence. This is particularly true for industries such as transport and automobiles, where the disappearance of pricing differentials across Europe may create significant margin pressure. The very positive market reactions to recent restructuring announcements at Hoechst and Siemens give an indication of the growing pressure on company management to take action to maximize shareholder value. Corporate restructuring and reform may provide a significant boost to Continental European earnings in the medium term.

ASIA AND THE PACIFIC

Asian markets experienced an extremely volatile and weak first half as the economic downturn in the region intensified. A strong rally during January in response to reform initiatives and debt rescheduling in a number of markets proved to be short-lived as the difficulties of implementation

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were gradually realized. Toward the end of the period, the release of first-quarter economic data dealt a further blow to confidence by revealing the contraction in growth to be far more severe than had initially been anticipated. Particularly unsettling was the 2 percent contraction in Hong Kong's domestic economy, which had been accorded a degree of insulation from the downturn in the region.

Having rallied in the first quarter in line with the region's markets, its currencies weakened later in the period, softening returns from markets on a currency-adjusted basis during the second quarter. This occurred despite the tight fiscal and monetary policies pursued throughout the region, which were influenced by the International Monetary Fund (IMF) through its direct involvement via IMF bail-out programs in three markets (Thailand, Korea and Indonesia) and through the moral suasion it continued to exercise elsewhere. Interest rates accordingly remained high, creating a negative operating environment for companies by squeezing liquidity at a time when banks were curtailing lending in response to a marked deterioration in asset quality.

The Hong Kong stock market's performance was punctuated by recurrent concerns over a possible severance of the Hong Kong-U.S. dollar peg. These concerns stemmed from a belief that China's ambitious growth target of 7 to 8 percent for 1998 could not be achieved without the external stimulus of a devaluation of its currency. This conviction placed upward pressure on interest rates as the Hong Kong Monetary Authority moved to squeeze speculators out of its inter-bank market. The impact on stocks was unsurprisingly severe, given both the issues of confidence that speculation involves and the dominance of interest-rate-sensitive property and bank stocks in the Hong Kong market.

Politics dominated the Indonesian market as President Suharto was unseated after more than 30 years in power in the most forceful display of social unrest seen by the region for a generation. In a less spectacular fashion, politics remained central to the Malaysian market as the ebb and flow of political influence between Prime Minister Mahathir and his deputy affected sentiment, given the latter's more pragmatic approach toward the role of foreign investment in Malaysia's economic rehabilitation.

In Northeast Asia, the New Year rally in Korean stocks following the successful rescheduling of its foreign debt proved short-lived as IMF requirements began to manifest themselves in extremely high interest rates and as recession in the manufacturing sector began in earnest. However, by regional comparison Korea performed better than most markets over the six months, given the extreme weakness in that market at the close of 1997. In Taiwan, financial and electronics stocks led the

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market lower, in spite of a relatively robust domestic economy. The contagion effect of the regional slowdown was also an issue, as it was in Singapore, where stock valuations corrected to reflect the earnings impact of the sharp contraction in the neighboring economies of Indonesia and Malaysia.

The Japanese market moved lower during the first quarter, dogged by persistent concerns over solvency and asset quality in the banking sector. The political debate surrounding the appropriate stimuli for the recession-ridden economy did little to lift sentiment, which was mirrored by a continued slide in the yen before intervention by the U.S. and Japanese central banks forced a correction.

The regional downturn continued to put pressure on Australian stocks during the first quarter of 1998 as commodity prices weakened in line with external demand. The currency moved lower as the current account moved further into deficit, thereby diluting currency-adjusted returns. By contrast, a relatively robust Australian economy enabled domestic stocks to outperform during the second quarter, helping the Australian market post a modest positive return for the period as a whole.

CAPITAL APPRECIATION PORTFOLIO

For the six-month period ended June 30, 1998, the Capital Appreciation Portfolio posted a total return of 4.39 percent versus 17.70 percent for the S&P 500 Index and 15.63 percent for the Lipper Variable Annuity Capital Appreciation Underlying Funds Average.

The Portfolio's underperformance relative to the S&P 500 and its Lipper universe is a result of the Portfolio's overweighting relative to these benchmarks in small-cap stocks while, during the period under review, large-cap stocks significantly outperformed. However, we continue to believe that the small-cap segment of the market remains undervalued and that this segment offers greater growth potential over the long term, than the broader market. Accordingly, the Portfolio continues to pursue small-cap stocks in the $5 to $25 price-range with sound fundamentals, solid earnings momentum and financial stability while maintaining broad diversification across industry groups. The top four industries represented in the portfolio on June 30, 1998, were technology (22.4 percent of net assets), consumer cyclicals (22.1 percent), financials (10.5 percent), and health care (28.8 percent). While the technology industry has been particularly affected by the Asian crisis, we remain heavily concentrated in this sector because we are convinced there is good value among small- and mid-cap software names that operate within niche markets.

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We believe that small- and mid-cap stocks stand to benefit from the current environment of stable interest rates, moderate economic growth and a strong U.S. dollar. Although the Asian financial crisis initially caused investors to gravitate toward the perceived safety of large caps, small- and mid-cap stocks actually have less global exposure and may provide investors with a greater defense against any continued turmoil around the Pacific Rim.

CAPITAL GROWTH PORTFOLIO

For the six-month period ended June 30, 1998, the Capital Growth Portfolio posted a total return of 15.40 percent versus 17.70 percent for the S&P 500 Index and 16.23 percent for the Lipper Variable Annuity Growth Underlying Funds Average.

The Portfolio's diversification into small- and mid-capitalization stocks contributed heavily to its performance during the period under review. However, the large-scale underperformance of these stocks relative to their large-capitalization counterparts in the final weeks of the second quarter caused the Portfolio to underperform the market. On June 30, 1998, the Portfolio was approximately 53 percent invested in large-cap stocks and 47 percent in mid- and small-cap companies. Going forward, we do not anticipate that there will be any dramatic shift in the market-capitalization structure of the Portfolio. We believe that portfolio diversification is important across both industry sectors and capitalization ranges.

Investments in the technology, financial and retail sectors contributed to the Portfolio's performance during the period. The Portfolio maintained overweighted positions in each of these sectors for much of the period. At the end of June, the Portfolio had approximately 17 percent of its assets invested in financial and interest-rate-sensitive stocks, 25 percent in technology and capital goods stocks, 12 percent in basic industry and economically sensitive stocks and 45 percent in consumer and consumer-related stocks. The remaining 1 percent was invested in cash and cash equivalents.

Among the Portfolio's largest holdings were U.S.A. Waste Services, Snyder Communications, Tyco International, Providian Financial and Conseco.

COMPETITIVE EDGE PORTFOLIO

The Competitive Edge Portfolio was introduced on May 18, 1998. This Portfolio seeks long-term capital growth by investing at least 80 percent of its net assets in the common stocks of U.S. and

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non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing:
The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research, and supplemental securities chosen by the investment manager.

The Global Investing study examines some 2,000 companies to uncover those that have a long-term sustainable competitive advantage in the global arena. The team then follows a rigorous process to identify whether the competitive advantage is reflected in the current stock price. Finally, from that list the team produces a shorter set of their most highly recommended stocks -- the Competitive Edge "Best Ideas" list.

On June 30, 1998, the Portfolio's largest holdings were News Corporation, ST Microelectronics NV, American Express, Procter & Gamble, Asia Pulp & Paper and Citicorp.

DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 1998, the Dividend Growth Portfolio posted a total return of 10.18 percent, compared to 17.70 percent for the S&P 500 Index and 12.26 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average.

The Portfolio's underperformance of its benchmark was accounted for by its limited exposure to technology stocks, which have very little, if any, current yield. Additionally, the Portfolio was underweighted in its exposure to financial services stocks, which performed very well during the period.

The Dividend Growth Portfolio began operations on November 9, 1994. Since that date, the Fund has maintained a fully invested posture. During the six-month period under review, shares of Associates First Capital were received into the portfolio as a spin-off from Ford Motor Company. Subsequently, this holding was built into a full portfolio position. The Portfolio's holding in Tricon Global Restaurants (a spin-off from Pepsico) was liquidated. At period-end, the Portfolio owned 52 common stocks spread among 34 industries.

EQUITY PORTFOLIO

For the six-month period ended June 30, 1998, the Equity Portfolio posted a total return of 17.90 percent, compared to 17.72 percent for the S&P 500 Index and 16.15 percent for the Lipper Variable Annuity Growth Index.

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The Portfolio has been defensively positioned for much of 1998. Given our expectations that world economic growth would be slow, our emphasis has been on growth stocks. During periods of economic slowdown, growth stocks tend to outperform cyclical stocks, because they typically have more stable earnings. Entertainment and media has been one area of greatest concentration, accounting for 10 percent of net assets on June 30. Other growth sectors such as health care, financial services and consumer staples have been market weighted. In 1998, the Portfolio has been overweighted in only one area of cyclicals, namely consumer cyclicals or retailers. Given strong wage growth and low unemployment in the United States, retail sales, were, as expected, strong. The Portfolio has been market weighted in technology stocks all year, with an emphasis on the steady growth sectors of technology such as software. Hardware stocks have been avoided. Basic cyclicals, such as capital goods and transportation, have been underweighted throughout the year. Currently, 9.6 percent of the Portfolio is invested in U.S. Treasury bonds.

Among the Portfolio's largest holdings are Equitable Companies, General Electric, Viacom, Becton Dickinson & Co. and America Online.

Looking ahead, we are currently expecting the world economy to slow further as 1998 progresses. We also anticipate that unemployment in the United States is likely to increase. Therefore, it is probable that we will increase our emphasis on defensive growth stocks and reduce our exposure to consumer cyclicals.

INCOME BUILDER PORTFOLIO

For the six-month period ended June 30, 1998, the Income Builder Portfolio posted a total return of 4.94 percent, compared to 17.70 percent for the S&P 500 Index and 10.64 percent for the Lipper Variable Annuity Equity Income Underlying Funds Average.

The Income Builder Portfolio commenced operations on January 21, 1997. By June 30, 1998, assets had grown to more than $88.8 million. The target asset mix of the Portfolio is 40 percent large-capitalization common stocks, 30 percent convertible securities, 10 percent investment-grade fixed-income securities, 10 percent high-yield bonds and 10 percent Real Estate Investment Trusts (REITs).

On June 30, the large-capitalization segment was relatively fully invested, as it has been since the Portfolio's inception. Portfolio transactions completed during the first six months of 1998 included the sale of Sbarro and Peco Energy, and the purchases of Consolidated Natural Gas and Houston

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Industries. Additionally, shares of Associates First Capital were received as a spin-off from Ford Motor Co. and subsequently built into a full portfolio position. At period-end, the Portfolio owned 62 common stocks throughout 32 industry groups.

The convertible portion of the Portfolio performed well during the first half of 1998, providing high current income with a reasonable level of equity participation. The Portfolio's tilt toward yield did cause it to lag its peers as the equity markets rallied, but it also provided significant downside support in weaker periods. It is our experience that convertibles can perform well in modestly increasing, stable or declining markets, but will lag during strong periods.

The Portfolio's exposure to small-cap issues also negatively affected its relative performance during the period. The convertible market is dominated by small-cap companies, which trailed large caps for much of the first half of the fiscal year. Going forward, we continue to focus on the convertibles of small-and mid-cap companies, and the Portfolio should benefit meaningfully when small caps resume their historical leadership role.

The REIT portion of the Portfolio posted negative returns during the period under review. More recently, however, attractive dividend yields and compelling valuations have generated significant interest in the group. Our exposure to this sector is slightly below the 10 percent target, in expectation of two of the Portfolio's real-estate-related investments converting to REIT status in the near future. The Portfolio's REIT investments are split between REIT stocks and REIT convertible securities.

The fixed-income portion of the Portfolio performed as expected, with fairly low sensitivity to interest-rate fluctuations. This portion of the Portfolio is structured to provide maximum current income with low exposure to interest-rate-movements. This strategy helped reduce volatility in the Portfolio during the fiscal year.

EUROPEAN GROWTH PORTFOLIO

For the six-month period ended June 30, 1998, the European Growth Portfolio posted a total return of 26.24 percent versus 15.92 percent for the Morgan Stanley Capital International World Index and 16.25 percent for the Lipper Variable Annuity International Underlying Funds Average.

The Portfolio's largest single exposure is the United Kingdom (29 percent), followed by France (16 percent), Germany (12 percent) and the Netherlands (11 percent). The Portfolio remains overweighted in Sweden, where stocks continue to offer an attractive balance of growth and value,

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and underweighted in Switzerland. Holdings remain concentrated in blue-chip stocks with exposure to the ongoing recovery in European economies. Among the Portfolio's largest holdings are Philips Electronics NV, Accor SA, Alcatel Alstholm, AXA -- UAP and Nestle SA.

The outlook for the European stock markets during the second half of 1998 remains broadly positive. Equity market valuations look expensive at current levels, with the MSCI Europe Index trading on a price/earnings multiple of around 26x 1998 and 25x 1999. However, on interest-rate-based valuation measures the markets look more attractive and mutual fund liquidity should continue to provide technical support. Growth in corporate earnings is underpinned by the strength of the European domestic economies and by the benign (and improving) inflationary outlook.

GLOBAL DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 1998, the Global Dividend Growth Portfolio posted a total return of 9.70 percent, compared to 15.92 percent for the Morgan Stanley Capital International World Index (MSCI World Index) and
15.44 percent for the Lipper Variable Annuity Global Underlying Funds Average.

The Portfolio's underperformance relative to its benchmark index was due primarily to its underweighting in the United States and an overweighting in Japan. Additionally, the Portfolio's focus on value-oriented stocks, which underperformed growth stocks during the period, also negatively impacted its performance.

The Portfolio remains fully invested and well diversified, with 122 equity issues spread across the world's 14 largest markets, as defined by market capitalization. The United States, as the world's largest market, continues to be the Portfolio's biggest target weighting, at approximately 34 percent of the total net assets spread among 25 stocks. Recent U.S. additions to the Portfolio include Albertson's, Aluminum Company of America, and Consolidated Natural Gas.

The Portfolio also remains exposed to Japan, the world's third largest market, with a target allocation of approximately 18 percent of total net assets. In conjunction with the recent reduction in assets from 23 percent, shares of Mitsubishi Electric were liquidated. While there remains plenty of pessimism surrounding Japanese stocks in general, there are still many world class Japanese companies selling at very attractive prices, which we believe may offer significant rewards for patient, disciplined long-term investors.

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The Portfolio's target allocation to Europe is 36.5 percent: the United Kingdom
(11 percent), France (6.5 percent), Germany (7 percent), Italy (4 percent), the Netherlands (3 percent), Switzerland (2 percent), Spain (1.5 percent), and Sweden (1.5 percent). We are very optimistic about the long-term growth potential of high-quality European common stocks, many of which are more attractively valued than their U.S. counterparts.

In the Pacific Rim, the Portfolio has exposure to Hong Kong (5 percent) and Malaysia (1 percent). The dramatic decline recently witnessed in many Asian currencies and equity markets has surpassed even the most pessimistic expectations. The effects from this crisis seem largely contained within the region but may eventually have wide-reaching implications for global growth, inflation and interest rates. Because the Portfolio is exposed to only two Southeast Asian countries, it has fared better than many other global equity funds. Our exposure to the resource-oriented markets of Australia (2 percent) and Canada (2.5 percent) offers risk reduction through diversification, as well as growth potential in economically stable countries.

Looking ahead, we will remain sensitive to any factors that would necessitate changes to the Portfolio's country allocation. We believe that the long-term outlook for the economies and well-established large-capitalization international companies is positive. Consequently, we remain confident, patient, and fully invested.

PACIFIC GROWTH PORTFOLIO

For the six-month period ended June 30, 1998, the Pacific Growth Portfolio posted a total return of -22.32 percent, compared to -6.60 percent for the MSCI Pacific Free Index, -26.85 percent for the MSCI All Country Far East Free Index excluding Japan and -18.81 percent for the Lipper Variable Annuity Pacific Region Underlying Funds Average. The MSCI Pacific Free Index measures the performance of markets in the Pacific Rim and is dominated by the performance of Japanese equities because of the relative size of the Japanese market, which currently makes up more than 70 percent to the Index. It is important to note that the Fund's exposure to Japan is modest relative to this Index. The MSCI All Country Far East Free Index excluding Japan measures the performance of the smaller stock markets of the Pacific Basin, commonly referred to as the Tiger economies, and contains no exposure to the markets of Japan and Australia. The Lipper Pacific Region Funds Average tracks the performance of funds that invest in equity securities whose primary trading markets or operations are concentrated in the Pacific Basin or a single country within this region.

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The period under review was a difficult one for the Pacific region in general and for the Portfolio in particular. The overall contribution to the Portfolio's performance from stock selection was negative, inhibited by weak relative returns from Indonesia, given the extremely difficult stock-picking environment there, and from Japanese stocks. Stock selection in Hong Kong, Singapore, Korea and Taiwan contributed positively to the Portfolio's relative performance, despite general weakness in these markets. The Portfolio's geographical allocation contributed positively to performance, particularly an overweightings in Japan and Australia. However, performance was further hindered by the Portfolio's underweighting of Korea, which outperformed the rest of the region during the period. In the case of Korea, the Portfolio is still unable to meet that country's Qualified Foreign Investor requirements and accordingly remains limited in its local market exposure.

The Portfolio's large cash position made a positive contribution to its overall performance, particularly in an environment of falling markets. Similarly beneficial was our decision to hedge a portion of our Hong Kong dollar and Singapore dollar exposures given the weakness experienced by these currencies during the first half.

The outlook for the markets of the Tiger economies of Asia continues to be weak. The economic environment is clearly suppressed by the inability of most countries in the region to generate significant export recovery despite the major boost to competitiveness given by the currency declines of the last twelve months. The failure of Japanese authorities to stimulate a recovery, together with the weakness of the yen, is clearly not contributing toward an upturn in exports. Indeed, with trade within the Asian region typically accounting for approximately half of exports, the very factor that insulated Asia from the global recession of the early 1990s is now working to the detriment of the region. Domestic demand remains weak across the area, with the only positive factor being the decline in demand for imported goods now generating trade account surpluses.

The euphoria that surrounded policy announcements in the early part of the year has now dissipated with most investors recognizing the enormity of the challenges that the region faces in implementing reforms. There is growing evidence of a shift away from the IMF's approach to dealing with the region's economic crisis. Faced with extremely tight liquidity and falling output, many authorities are leaning toward monetary and fiscal stimuli in an attempt to ease the corporate sector's financial burdens to stimulate growth. Whatever the long-term success of the IMF program, the short-run consequences are likely to include weaker currencies and upward pressure on inflation, which

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continues to be underreported by official CPI data. Confidence will also be affected should there be an abandonment of IMF discipline in the economies (Korea, Thailand and Indonesia) currently subject to the targets and conditions of a IMF Portfolio Program.

Currency volatility is likely to remain high, particularly in the wake of China's warnings last month of possible devaluation should downward pressure on the yen continue. Timed to coincide with President Clinton's visit to Beijing, China's comments appear to have represented an opportunistic political move. However, growth in China, which is dominated by a strong disinflationary pulse that resulted from an overaccumulation of inventories in the latter half of 1997, is clearly under pressure. Inflation data have turned negative, mirrored by a sharp slowing in retail activity and manufacturing output. At the same time, an ambitious program of state-sector reform currently under way in China demands strong growth to absorb the inevitable job losses that will result. The suspicion therefore remains that the authorities will consider employing the external stimulus which devaluation invites.

The risk of such a devaluation, which would put immense pressure on the Hong Kong dollar, accordingly remains, although the abandonment of the Hong Kong dollar peg is not our central assumption. This notwithstanding, with policy slippage increasingly apparent in the region as authorities lessen their resolve to tackle the crisis with tight monetary and fiscal measures, the region's currencies generally are forecast to remain soft. The portfolio's currency hedges will therefore remain in place. Against this background, we continue to overweight Australia and Japan at the expense of the Tiger markets.

Within the Tiger region, we continue to prefer Hong Kong to Southeast Asia. Despite declines in residential property prices of 40 to 50 percent from the peak of the cycle and a very weak retail sector, the corporate sector continues to be in better health there than in much of the rest of the region. This is primarily due to lower corporate debt, greater corporate transparency and stronger company management. These factors, together with a price earnings ratio close to single figures, lead us to be relatively more-positive. The portfolio also has a relative preference for Singapore, again due to the strengths of the corporate sector and to the resolve of that government in responding to economic difficulties. Conversely, the underweighting of Malaysia remains intact, in the face of concerns exacerbated by recent policy shifts. The sidelining of Deputy Prime Minister Anwar in favor of Daim Zainuddin has coincided with looser monetary conditions. It is still not clear that the Malaysian authorities have the political resolve to tackle the problems of heavily leveraged, well-connected corporate entrepreneurs without disadvantaging minority shareholders.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

Elsewhere in the region, in Indonesia the uncertainties created by a new President and the almost unprecedented severity of the economic downturn there lead us to continue to have minimal exposure to this market. In Korea, the response to President Kim Dae Jung's initiatives has been disappointing on the part of the labor unions, and clearly the reform process is going to be slow and painful. As elsewhere in the region, the Korean portfolio is focused on exporting companies, including Samsung Electronics and POSCO. The Portfolio has a modest exposure to the Philippines, with an emphasis on utility companies. We intend to increase the weighting in Taiwan while reducing slightly our relative weighting on electronics given that sector's uncertain earnings outlook. Recapitalization efforts in Thailand have been frustrated by the poor performance of its bank stocks and a further escalation in nonperforming loans. This will probably hinder the progress of the equity market, so we intend to lighten our exposure there slightly.

With little improvement expected in Japan's domestic economy, politics and policy choices there will be central to the performance of the market in the coming months. Clear, decisive action to clear out bad banks, reform the tax structure and accelerate the restructuring process would be taken quite positively and enable the market to rally. This process has been complicated by the shocking resignation of Prime Minister Hashimoto after a heavy protest vote against his party in the recent Upper House Election. The new prime minister, Mr. Obuchi, is very much old-style Japan, and his appointment has so far been taken negatively by the market. It is still unclear how he plans to stabilize the economy and the financial system. However, the opportunity to reform them has clearly been given greater potency by this political moment. The Portfolio therefore remains overweighted in Japan, given its potential to outperform the Tiger markets over the next six months.

Economic activity in Australia is expected to slow further, in line with that of its major trading partners. However, relative to the contraction currently being experienced elsewhere in Asia, the Australian economy remains comparatively robust. In addition, the prospect of further efforts by U.S. authorities to stabilize the yen, and hence the intraregional currencies, may result in a short-term reversal of capital flows into the region. In such circumstances Australia would benefit, given its safe-haven status, and could cause the market to trade higher in the short term. Although we feel that earnings expectations are too optimistic in certain sectors, we nevertheless acknowledge that value is emerging, particularly in cyclical stocks. Accordingly, as indicated, we remain overweighted in the Australian portion of the Portfolio.

In view of our cautious approach to the equity markets in both the Pacific Basin and Australia, we expect to operate cash levels in the Portfolios at higher levels than usual in anticipation of buying

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

opportunities to come. We believe that the equity markets have already discounted much of the negative economic outlook for the region and are convinced that longer-term investors should look to further weakness as an opportunity to build exposure to the region. It is interesting that there has recently been a significant increase in the number of corporate purchases of assets in the region as multinational companies have looked for opportunities. Such deals are typically taking place at prices above those indicated by current stock market valuations and may be a guide to longer-term values once the current economic slowdown, and attendant weak sentiment, bottom out.

S&P 500 INDEX PORTFOLIO

The S&P 500 Index Portfolio was introduced on May 18, 1998. This portfolio seeks to provide investment results that correspond to the total returns of the S&P 500 Composite Stock Price Index (S&P 500).

Diversifying a portfolio among a variety of securities and industries has proven to be an effective investment approach. The Portfolio mimics the holdings of the S&P 500 Index and therefore is diversified among 500 stocks in America's leading industries. In addition, since many of the stocks that make up the S&P 500 Index pay dividends, the Portfolio will be well represented in dividend-paying securities. Such securities can become an important capital-building component of a diversified portfolio.

UTILITIES PORTFOLIO

For the six-month period ended June 30, 1998, the Utilities Portfolio posted a total return of 10.34 percent, compared to 17.72 for the broad-based S&P 500 Index and 9.30 percent for the Lipper Variable Annuity Utilities Underlying Funds Average.

During the first six months of 1998, Asian economic fears and uncertainties resurfaced and contributed to extreme volatility in U.S. financial markets. The primary beneficiaries of the turmoil in the Pacific region included Treasury bonds, electric utilities and selective telecommunications equities as investors sought these vehicles for their relative safety and quality. Investors especially favored electric utility equities, due to their attractive valuations, defensive characteristics, strengthening fundamentals and minimal Asian exposure. This positive utility backdrop provided the underpinnings for the favorable investment performance of the Portfolio during the first half of 1998.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

The resumption of Asian economic concerns enabled the Portfolio to close the performance gap with the overall market during the second quarter, when safe-haven investments became increasingly appealing.

With respect to electric utilities, performance was robust and the fundamentals continue to prove positive as the industry progresses from a monopoly environment to a competitive marketplace and investor concerns regarding regulatory treatment ease further. The Portfolio continues to emphasize companies characterized by low unit costs and good earnings growth opportunities through sound diversification strategies. Within this sector, the trend of mergers and acquisitions continued during the period, and providing additional price appreciation for the group was the suggestion of foreign utility company interest in selective U.S. electric assets.

Turning to the telecom sector, merger and acquisition fever was also evident throughout the first six months of 1998 as investors propelled stock prices upward in anticipation of further industry consolidation. Notably, SBC Communications announced its acquisition of Ameritech in a $62 billion merger proposal, thus creating a local carrier with a significant customer reach from Ohio to California. Also, AT&T announced a groundbreaking merger with the cable company Telecommunications Inc., which should provide a powerful foray into the local telecom market. Both proposed mergers follow the convergence path that many telecom companies have been taking since the passage of the Telecommunication Act of 1996. The outlook for earnings growth within this sector remains favorable especially given the high-growth prospects for such newer industry applications as data/Internet. Telecom companies are capitalizing on the strong growth of data by incorporating Internet access into their existing suites of telecom services.

Foreign telecom companies within the Portfolio also performed strongly. This segment of the Portfolio enhances its overall investment appeal and includes very minimal Asian exposure, with a primary emphasis on Europe, as well as Canada and Latin America. The foreign component, which remains geographically dispersed, benefited from the strong revenue growth characteristics of broadening worldwide telecom infrastructure as well as the potential consolidation among telecom companies globally.

Performance of the natural gas sector, in contrast, lagged within the utility sectors as natural gas prices weakened considerably, due to a drop in oil prices and warm temperatures. However, given the fact that gas prices are extremely sensitive to weather changes, a turn toward warmer-than-normal weather during June increased demand for natural gas resulting in a modest rebound in gas

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

commodity prices and stocks. The Portfolio continues to focus on high-quality well-diversified companies within all areas of the natural gas sector. This is due to the favorable long-term outlook of the natural gas sector, given the increasing appeal worldwide as a clean-burning, environmentally friendly energy source.

The Portfolio remained fully invested during the first half of 1998, reflecting improved investor confidence, particularly within the electric sector, given its appeal in a volatile financial marketplace. Widespread diversification remains a key characteristic and strength of the Portfolio. To place this in perspective, on June 30, 1998, 89 percent of the Portfolio's net assets was allocated to utility and utility-related equities. Within the equity component, 51 percent was allocated to electric utilities, 38 percent to telecommunications and 11 percent to natural gas. Enhancing overall diversification are foreign securities, accounting for 8 percent of net assets, that are focused on the growth area of global telecommunications. The Portfolio's high-quality fixed-income portfolio accounted for 9 percent of net assets, with 2 percent held in cash and cash equivalents.

During the second half of 1998, the Portfolio anticipates a modest decrease in the electric utility component, in favor of selective telecommunication opportunities, while keeping the Portfolio well positioned to benefit from the current environment of low inflation and low interest rates. The Portfolio remains uniquely balanced to capitalize on the expansive growth occurring across all utility sectors and remains structured to meet its long-term objectives.

STRATEGIST PORTFOLIO

For the six-month period ended June 30, 1998, the Strategist Portfolio posted a total return of 16.82 percent versus 17.70 percent for the S&P 500 Index, 4.17 percent for the Lehman Brothers Government/Corporate Bond Index and 9.73 for the Lipper Variable Annuity Flexible Portfolio Underlying Funds Average.

The Portfolio's outperformance of its Lipper peer group and the Lehman Index was a direct result of a decision to maintain its equity overweighting during last year's disruptive currency devaluations. The Portfolio maintained a positive stance on the equity market, because our analysis had indicated that valuations could continue to climb as long as the Federal Reserve Board maintained a stable monetary policy and inflation continued to be relatively subdued. While ancillary events such as currency upheavals, financial risks in Japan and Russia, and political risks in the United States cropped up to cause minor corrections, our views focused on the underlying attractiveness of U.S. valuations, with inflation at 1.3 percent and earnings growing between 6 and 8 percent. Therefore,

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

we held our asset allocation target to 70 percent in equities, 20 percent in bonds and 10 percent in cash. A secondary source of the Portfolio's outperformance is its equity sector overweightings and an emphasis on the longer end of the yield curve in the bond component.

The equity portfolio had been tilted toward large-capitalization consumer issues since the fourth quarter of 1997 and thus benefited tremendously when retailers, entertainment, and auto and personal computer stocks rallied in 1998. By focusing on fewer names with greater earnings visibility, the Portfolio was better able to take advantage of these trends. On June 30, 1998, the Portfolio's largest equity holdings were America Online (internet), Gap (retail-specialty apparel), Mediaone (media group), Dell Computer (computers), Chrysler (autos) and Lucent Technologies (communications equipment).

The fixed-income component, while only 20 percent of the Portfolio, helped it outperform the Lehman Index by maintaining a slightly longer maturity and greater weighting in the corporate sector. The fixed-income component's average maturity at midyear stood at 10 years, the average yield at 6.14 percent and the duration at 5 1/2 years.

HIGH YIELD PORTFOLIO

For the six-month period ended June 30, 1998, the High Yield Portfolio posted a total return of 4.18 percent, compared to 4.50 for the Lehman High Yield Index and 4.58 percent for the Lipper Variable Annuity High Yield Underlying Funds Average.

Following some market weakness in 1997's fourth quarter as a result of the crisis in the emerging markets, the high-yield bond sector proceeded to stabilize and recover during the first half of 1998, given the continued strength in the U.S. economy. This strength has resulted in solid earnings improvements on the part of many high-yield companies and has thus provided fuel for the sharp equity market advance experienced during the period. Many high-yield companies have taken advantage of higher equity valuations to raise equity and strengthen their own balance sheets. The resulting credit quality improvement has helped keep the high-yield market's performance strong relative to that of many of the other fixed-income markets.

As the economy has continued to expand over the past few years, the Portfolio has tended to concentrate on B-rated issues. In a growing economy one can generally find undervalued upgrade candidates in this sector of the market that provide attractive yields as well as appreciation potential. Given our expectation for ongoing growth in the economy this year, we continue to feel that many of

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

these issues could be very attractive investments. However, in light of the lower market yields available today and the potential for a modest correction in the market, we have taken some defensive steps for the Portfolio over the past year. These include increasing its allocation to the higher-quality end of the market (BB-rated issues or higher). We feel that these holdings will better protect shareholders during a potentially nervous market environment as well as provide the liquidity and portfolio flexibility needed to take advantage of higher, more attractive market yields in the future.

In addition, the Portfolio has sold many of its heavily cyclical positions and is now focused mainly on more predictable, recession-resistant and growth sectors of the economy such as food and beverages, health care, telecommunications, and media and cable. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for many of the Portfolio's individual holdings. Finally, in keeping with our present more defensive posture, we will continue to limit our exposure to foreign emerging high-yield markets, particularly given the risk associated with the ongoing crisis in many emerging markets.

The one- to two-year outlook for the high-yield market remains positive, with our expectations for continued economic growth and a relatively favorable interest-rate environment. We caution, however, that during this period the possibility exists for another round of investor nervousness in reaction to potential Federal Reserve Board moves or another disruption in emerging markets.

QUALITY INCOME PLUS PORTFOLIO

For the six-month period ended June 30, 1998, the Quality Income Plus Portfolio posted a total return of 4.45 percent, compared to 3.93 percent for the Lehman Aggregate Bond Index and 3.97 percent for the Lipper Variable Annuity Corporate Debt A-Rated Underlying Funds Average.

Given the expectation that interest rates would eventually trend lower as fewer U.S. Treasury instruments would be issued, and that the U.S. dollar would continue to strengthen, thus dampening potential inflationary pressures from above-target economic growth, the Portfolio pursued the following strategies. First, it focused on providing a consistent return over time by increasing its amount of long-duration, high-quality instruments and zero-coupon bonds issued by the Federal National Mortgage Association (FNMA). This goal was accomplished by selling short-maturity corporate notes and premium mortgage-backed securities. Second, the Portfolio's allocation to U.S. government instruments was increased to approximately 10 percent of assets, whereas yankee

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

corporate notes and bonds were sold. By doing so, the Portfolio sought to participate in any price appreciation afforded by such instruments as both domestic and international investors sought refuge in the safety of U.S. Treasury instruments.

Looking ahead, we believe that the strong technical underpinnings of the U.S. government market, with its burgeoning surplus coupled with low inflation expectations, should continue to make fixed-income investments particularly attractive in the months ahead.

MONEY MARKET PORTFOLIO

As of June 30, 1998, the Money Market Portfolio had assets in excess of $350 million with an average life of 73 days. The Portfolio's annualized net investment income for the most recent six-month fiscal period was 5.13 percent, while its 30-day annualized yield for June was 5.13 percent.

On June 30, 1998, approximately 81 percent of the Portfolio was invested in high-quality commercial paper, 10 percent in short-term bank notes and bankers' acceptances issued by major and financially strong commercial banks, 8 percent in certificates of deposit issued by such institutions and the remainder in federal agency obligations.

At the end of this fiscal period, approximately 81 percent of the Portfolio's assets were due to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Portfolio in a straightforward, conservative style without structured notes or derivative products, which could fluctuate excessively when interest rates change. In addition, the Portfolio has avoided making any direct investments in Asian financial institutions, because of their relatively slim levels of capital strength. As a result, the Portfolio's exposure to credit-rating downgrades, which some money market funds have experienced recently, has been limited.

At this time we anticipate a slight moderation in the pace of economic activity during the remainder of 1998, with no major adverse surprises in the rate of inflation. In view of the benign inflationary environment, along with the uncertainty of international economic events, we anticipate that the Fed will maintain the current federal funds target rate for the near term. As a result, we do not expect the investment yields available to the Portfolio during the months immediately ahead to differ dramatically from those that were available during the fiscal period just ended.

As always, the Money Market Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

We appreciate your ongoing support of Morgan Stanley Dean Witter Variable Series and look forward to continuing to serve your investment objectives.

Very truly yours,

      [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (80.9%)
           AUTOMOTIVE - FINANCE (13.9%)
$ 13,310   American Honda Finance Corp.......................  5.55-5.58 % 07/16/98-07/30/98 $ 13,267,846
   5,100   Chrysler Financial Corp...........................    5.59          07/01/98         5,100,000
   9,950   Daimler-Benz North America Corp...................  5.60-5.61   07/23/98-08/11/98    9,900,988
   6,000   Ford Motor Credit Co..............................    5.56          07/21/98         5,981,633
  14,600   General Motors Acceptance Corp....................  5.58-5.63   08/21/98-11/19/98   14,413,995
                                                                                             ------------
                                                                                               48,664,462
                                                                                             ------------
           BANK HOLDING COMPANIES (12.6%)
  11,500   Bankers Trust Corp................................  5.56-5.76   08/24/98-01/11/99   11,287,111
  14,000   Morgan (J.P.) & Co. Inc...........................  5.57-5.63   07/10/98-12/16/98   13,753,563
   5,000   Mellon Financial Co...............................    5.60          07/27/98         4,980,067
   5,000   NationsBank Corp..................................    5.61          08/13/98         4,967,033
   4,130   Norwest Corp......................................    5.60          07/31/98         4,110,830
   5,000   PNC Funding Corp..................................    5.62          08/26/98         4,957,067
                                                                                             ------------
                                                                                               44,055,671
                                                                                             ------------
           BANKS - COMMERCIAL (13.7%)
  10,000   Abbey National North America Corp.................  5.65-5.67   10/29/98-11/04/98    9,812,091
   5,000   Barclays U.S. Funding Corp........................    5.56          07/07/98         4,995,492
   4,000   Rabobank USA Financial Corp.......................    5.62          10/23/98         3,930,840
  16,000   Societe Generale N.A., Inc........................  5.57-5.58   07/09/98-10/09/98   15,865,997
   5,000   Toronto-Dominion Holdings USA Inc.................    5.63          11/10/98         4,899,717
   8,650   UBS Finance (DE) Inc..............................  5.58-5.66   08/10/98-11/20/98    8,549,078
                                                                                             ------------
                                                                                               48,053,215
                                                                                             ------------
           BROKERAGE (2.8%)
  10,045   Goldman Sachs Group L.P...........................    5.59      08/18/98-09/03/98    9,958,938
                                                                                             ------------
           ENERGY (1.4%)
   4,900   Texaco Inc........................................    5.55          07/23/98         4,883,650
                                                                                             ------------
           FINANCE - COMMERCIAL (6.4%)
   7,240   CIT Group Holdings, Inc...........................  5.60-5.61   09/24/98-10/09/98    7,138,847
  15,745   International Lease Finance Corp..................  5.61-5.67   09/15/98-01/13/99   15,413,084
                                                                                             ------------
                                                                                               22,551,931
                                                                                             ------------
           FINANCE - CONSUMER (13.3%)
  10,475   American General Finance Corp.....................  5.59-5.60   08/07/98-08/31/98   10,399,440
  10,840   Avco Financial Services Inc.......................  5.57-5.62   08/04/98-09/17/98   10,751,366

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
$ 11,000   Beneficial Corp...................................  5.58-5.59 % 09/01/98-09/10/98 $ 10,887,306
   9,700   Commercial Credit Co..............................    5.58      07/08/98-09/02/98    9,649,314
   4,725   Household Finance Corp............................    5.58          08/14/98         4,693,353
                                                                                             ------------
                                                                                               46,380,779
                                                                                             ------------
           FINANCE - CORPORATE (1.3%)
   4,575   Ciesco, L.P.......................................    5.60          09/25/98         4,514,890
                                                                                             ------------
           FINANCE - DIVERSIFIED (5.5%)
   4,970   Associates Corp. of North America.................    5.59          09/11/98         4,915,231
  14,430   General Electric Capital Corp.....................  5.59-5.68   08/20/98-02/19/99   14,204,588
                                                                                             ------------
                                                                                               19,119,819
                                                                                             ------------
           FINANCE - EQUIPMENT (3.1%)
  10,780   Deere (John) Capital Corp.........................  5.56-5.60   07/02/98-12/08/98   10,692,870
                                                                                             ------------
           INDUSTRIALS (0.6%)
   2,140   Deere & Co........................................    5.58          09/04/98         2,118,671
                                                                                             ------------
           INSURANCE (0.8%)
   3,010   American General Corp.............................    5.60          10/02/98         2,967,233
                                                                                             ------------
           OFFICE EQUIPMENT (1.1%)
   3,920   IBM Credit Corp...................................    5.61          10/21/98         3,853,412
                                                                                             ------------
           RETAIL (4.4%)
  15,540   Sears Roebuck Acceptance Corp.....................  5.56-5.57   07/15/98-07/28/98   15,494,702
                                                                                             ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $283,310,243)...................................................   283,310,243
                                                                                             ------------

           SHORT-TERM BANK NOTES (9.0%)
  10,500   First Union National Bank.........................  5.65-5.66   10/28/98-01/20/99   10,500,000
  14,900   La Salle National Bank............................  5.57-5.58   07/13/98-10/05/98   14,900,000
   6,000   NationsBank, N.A..................................    5.58          08/27/98         6,000,000
                                                                                             ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $31,400,000)....................................................    31,400,000
                                                                                             ------------

           CERTIFICATES OF DEPOSIT (8.0%)
   5,000   Chase Manhattan Bank (USA)........................    5.62          07/06/98         5,000,000
   9,500   Fleet National Bank...............................  5.58-5.61   08/19/98-09/28/98    9,500,000
   5,000   Mellon Bank, N.A..................................    5.68          01/04/99         5,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
$  8,500   U.S. Bank N.A.....................................    5.60    % 10/19/98-10/26/98 $  8,500,000
                                                                                             ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $28,000,000)....................................................    28,000,000
                                                                                             ------------

           BANKERS' ACCEPTANCES (1.4%)
   5,000   Corestates Bank, N.A. (AMORTIZED COST
             $4,972,500).....................................    5.58          08/06/98         4,972,500
                                                                                             ------------

           U.S. GOVERNMENT AGENCY (1.3%)
   4,600   Federal National Mortgage Assoc. (AMORTIZED COST
             $4,542,309).....................................  5.47-5.61   07/14/98-03/05/99    4,542,309
                                                                                             ------------

TOTAL INVESTMENTS
(AMORTIZED COST $352,225,052) (a).........................................................  100.6 %   352,225,052

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.6)     (2,154,598)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 350,070,454
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (66.3%)
             BANKS AND BANK HOLDING COMPANIES (10.2%)
$  5,000     Banc One Corp..........................................     8.00 %        04/29/27         $  5,823,450
   5,000     Banco Central Hispanoamericano (Cayman Islands)........     7.50          06/15/05            5,288,350
   5,000     First Bank N.A.........................................     8.35          11/01/04            5,567,500
   5,000     First Bank System......................................     7.625         05/01/05            5,366,200
   5,000     Fleet Financial Group, Inc.............................     6.875         01/15/28            5,111,100
   3,000     Mellon Bank N.A........................................     7.625         09/15/07            3,272,970
   5,000     NationsBank Corp.......................................     7.80          09/15/16            5,640,350
   3,000     Old Kent Financial Corp................................     6.625         11/15/05            3,044,580
   2,000     Santander Financial Issuances (Cayman Islands).........     7.75          05/15/05            2,134,480
   5,000     State Street Boston Corp...............................     5.95          09/15/03            4,993,400
   2,000     Swiss Bank Corp........................................     7.375         07/15/15            2,176,200
   2,000     Wachovia Corp..........................................     6.375         04/15/03            2,025,940
                                                                                                        ------------
                                                                                                          50,444,520
                                                                                                        ------------
             BEVERAGES (1.5%)
   2,000     Coca-Cola Enterprises Inc..............................     8.50          02/01/22            2,445,200
   5,000     Coca-Cola Enterprises Inc..............................     6.75          01/15/38            5,054,550
                                                                                                        ------------
                                                                                                           7,499,750
                                                                                                        ------------
             BROKERAGE (3.2%)
   2,000     Bear Stearns Companies, Inc............................     8.75          03/15/04            2,237,600
   5,000     Donaldson Lufkin & Jenrette, Inc.......................     6.875         11/01/05            5,131,250
   2,000     Lehman Brothers Holdings, Inc..........................     8.75          03/15/05            2,250,960
   5,000     Lehman Brothers Holdings, Inc..........................     8.50          08/01/15            5,861,150
                                                                                                        ------------
                                                                                                          15,480,960
                                                                                                        ------------
             CONSUMER PRODUCTS (4.1%)
   4,000     Becton Dickinson & Co.+................................     8.70          01/15/25            4,571,080
   3,000     Carnival Corp..........................................     6.65          01/15/28            2,968,890
   5,000     CPC International, Inc.................................     7.25          12/15/26            5,461,700
   1,000     Maytag Corp............................................     9.75          05/15/02            1,122,510
   5,000     Philip Morris Companies, Inc...........................     7.125         10/01/04            5,154,350
   1,000     Sony Corp. (Japan).....................................     6.125         03/04/03            1,005,030
                                                                                                        ------------
                                                                                                          20,283,560
                                                                                                        ------------
             DEFENSE (1.8%)
   3,000     Lockheed Martin Corp.+.................................     7.70          06/15/08            3,317,520
   5,000     Lockheed Martin Corp...................................     7.20          05/01/36            5,419,000
                                                                                                        ------------
                                                                                                           8,736,520
                                                                                                        ------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.0%)
   5,000     Applied Materials, Inc.................................     7.125         10/15/17            5,074,900
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             ENERGY (3.6%)
$  2,000     Anadarko Petroleum Corp................................     7.73 %        09/15/96         $  2,212,500
   5,000     Dresser Industries, Inc................................     7.60          08/15/96            5,703,100
     320     Mobil Corp.............................................     9.17          02/29/00              330,876
   2,000     Petroliam Nasional Berhad - 144A* (Malaysia)...........     7.75          08/15/15            1,616,320
   3,000     Phillips Petroleum Co..................................     7.125         03/15/28            3,034,530
   1,000     Texaco Capital, Inc....................................     9.75          03/15/20            1,380,770
   3,000     Transocean Offshore Inc................................     8.00          04/15/27            3,463,920
                                                                                                        ------------
                                                                                                          17,742,016
                                                                                                        ------------
             FINANCIAL SERVICES (2.7%)
   3,000     Ford Capital BV........................................     9.50          06/01/10            3,794,310
   5,000     Ford Motor Credit Corp.................................     7.75          03/15/05            5,409,400
   4,000     Norwest Financial Inc..................................     7.875         02/15/02            4,228,600
                                                                                                        ------------
                                                                                                          13,432,310
                                                                                                        ------------
             HEALTHCARE - DIVERSIFIED (0.2%)
   1,000     Kaiser Foundation Health Plan, Inc.....................     9.55          07/15/05            1,193,990
                                                                                                        ------------
             INDUSTRIALS (9.8%)
   5,000     Aluminum Co. of America................................     6.75          01/15/28            5,109,250
   5,000     Barrick Gold Corp.+....................................     7.50          05/01/07            5,312,400
   5,000     Boeing Co..............................................     7.95          08/15/24            5,932,750
   4,644     Burlington Northern Santa Fe Corp......................     7.33          06/23/10            4,869,145
   4,731     Burlington Northern Santa Fe Corp......................     7.97          01/01/15            5,318,929
   3,000     Caterpillar, Inc.......................................     9.375         08/15/11            3,813,450
   5,000     Honeywell, Inc.........................................     6.625         06/15/28            5,061,200
   5,000     Kerr McGee Corp........................................     7.125         10/15/27            5,120,150
   5,000     PanAmSat Corp. - 144A*.................................     6.00          01/15/03            4,956,500
   3,000     Tyco International Group S.A. (Luxembourg).............     7.00          06/15/28            3,025,710
                                                                                                        ------------
                                                                                                          48,519,484
                                                                                                        ------------
             INSURANCE (5.0%)
   2,000     CNA Financial Corp.....................................     6.50          04/15/05            2,005,680
   2,000     Equitable Companies, Inc...............................     7.00          04/01/28            2,055,420
   3,000     Jackson National Life Insurance Co. - 144A*............     8.15          03/15/27            3,452,460
   5,000     Liberty Mutual Insurance Co. - 144A*...................     7.875         10/15/26            5,608,050
   5,000     Lumbermens Mutual Casualty - 144A*.....................     9.15          07/01/26            6,047,400
   5,000     Nationwide Financial Services, Inc.....................     8.00          03/01/27            5,474,450
                                                                                                        ------------
                                                                                                          24,643,460
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (1.3%)
$  5,000     Johnson & Johnson......................................     8.72 %        11/01/24         $  5,768,950
     665     Marion Merrell Corp....................................     9.11          08/01/05              732,806
                                                                                                        ------------
                                                                                                           6,501,756
                                                                                                        ------------
             PUBLISHING (0.6%)
   3,000     Times Mirror Co........................................     6.61          09/15/27            3,100,830
                                                                                                        ------------
             RESTAURANTS (0.3%)
   1,000     McDonald's Corp........................................     8.875         04/01/11            1,232,690
                                                                                                        ------------
             RETAIL (3.0%)
   5,000     May Department Stores Co...............................     6.875         11/01/05            5,178,500
   5,000     May Department Stores Co...............................     7.625         08/15/13            5,545,500
   1,000     Penney (J.C.) Co., Inc.................................     9.75          06/15/21            1,118,080
   2,932     Wal-Mart Stores, Inc...................................     7.49          06/21/07            3,148,796
                                                                                                        ------------
                                                                                                          14,990,876
                                                                                                        ------------
             TELECOMMUNICATIONS (6.7%)
   3,500     Aliant Communications, Inc.............................     6.75          04/01/28            3,576,265
   5,000     AT&T Corp..............................................     8.35          01/15/25            5,546,000
   2,000     Cable & Wireless PLC (United Kingdom)..................     6.625         03/06/05            2,017,660
   2,000     Frontier Corp..........................................     7.25          05/15/04            2,092,420
   2,000     GTE Corp...............................................     6.84          04/15/18            2,008,120
   5,000     GTE Corp...............................................     7.90          02/01/27            5,427,000
   2,000     GTE Corp...............................................     6.94          04/15/28            2,014,560
   2,000     Illinois Bell Telephone Co.............................     7.25          03/15/24            2,058,680
   5,000     Lucent Technologies Inc................................     7.25          07/15/06            5,351,150
   3,000     U.S. West Cap Funding, Inc.............................     6.875         07/15/28            3,008,910
                                                                                                        ------------
                                                                                                          33,100,765
                                                                                                        ------------
             TRANSPORTATION (1.0%)
   4,952     America West Airlines..................................     6.85          07/02/09            5,020,751
                                                                                                        ------------
             UTILITIES - ELECTRIC (10.3%)
   1,000     Chugach Electric Co....................................     9.14          03/15/22            1,126,680
   5,000     Florida Power & Light Co...............................     7.05          12/01/26            5,066,450
   2,000     Northern States Power Co...............................     6.50          03/01/28            2,004,740
   3,000     Oglethorpe Power Co....................................     6.974         06/30/11            3,082,170
   3,500     Oklahoma Gas & Electric Co.............................     6.50          07/15/17            3,596,740
   5,000     Pennsylvania Power & Light Co..........................     7.70          10/01/09            5,576,700
   5,000     Potomac Electric Power Co..............................     7.25          07/01/23            5,230,900
   4,000     Public Service Electric & Gas..........................     7.375         03/01/14            4,167,520
   4,000     Puget Sound Energy Co..................................     7.02          12/01/27            4,146,560
   5,000     South Carolina Electric & Gas Co.......................     7.625         06/01/23            5,285,400
   3,000     Southern California Edison Co..........................     7.25          03/01/26            3,060,720
   1,000     Tampa Electric Co......................................     7.75          11/01/22            1,110,680
   2,000     United Utilities PLC (United Kingdom)..................     6.45          04/01/08            1,991,940

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$  5,000     Virginia Electric Power Co.............................     7.25 %        02/01/23         $  5,204,700
                                                                                                        ------------
                                                                                                          50,651,900
                                                                                                        ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $308,616,421).........................................................     327,651,038
                                                                                                        ------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (29.9%)
      15     Federal Home Loan Mortgage Corp........................    11.50      06/01/11-05/01/19          17,426
   4,842     Federal Home Loan Mortgage Corp. PC Gold...............     6.00      10/01/23-11/01/27       4,719,396
   2,103     Federal Home Loan Mortgage Corp. PC Gold...............     8.50      01/01/22-12/01/24       2,196,509
  25,000     Federal National Mortgage Assoc........................     0.00          10/09/19            7,166,000
  20,772     Federal National Mortgage Assoc........................     6.00      10/01/27-04/01/28      20,220,521
     828     Federal National Mortgage Assoc........................     6.50      02/01/26-04/01/28         880,397
     191     Federal National Mortgage Assoc........................     7.00          10/01/27              193,415
     355     Federal National Mortgage Assoc........................     7.50          05/01/27              364,055
     985     Federal National Mortgage Assoc........................     9.00      06/01/21-02/01/25       1,040,246
   9,030     Government National Mortgage Assoc.....................     6.00      03/15/28-07/21/28       4,917,335
   4,000     Government National Mortgage Assoc. (a)................     6.00      07/15/28-07/21/28       3,907,500
  22,868     Government National Mortgage Assoc.....................     6.50      04/15/26-07/01/28      13,842,278
   9,000     Government National Mortgage Assoc. (a)................     6.50          07/01/28            8,977,500
  13,013     Government National Mortgage Assoc.....................     7.00      09/15/27-04/15/28      13,216,303
  17,898     Government National Mortgage Assoc.....................     7.50      04/15/24-09/15/27      18,389,849
  14,784     Government National Mortgage Assoc.....................     8.00      10/15/24-09/15/26      15,315,364
   3,656     Government National Mortgage Assoc.....................     8.50      01/15/17-03/01/28       3,854,886
   2,346     Government National Mortgage Assoc.....................     9.00      07/15/24-12/15/24       2,510,188
     168     Government National Mortgage Assoc.....................    10.00      05/15/16-04/15/19         183,434
   5,000     Tennessee Valley Authority.............................     7.85          06/15/44            5,370,650
   8,000     U.S. Treasury Bond.....................................     6.375         08/15/27            8,777,600
   3,000     U.S. Treasury Note.....................................     6.50          05/31/02            3,098,370

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$  8,000     U.S. Treasury Note.....................................     7.00 %        07/15/06         $  8,733,280
                                                                                                        ------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $145,148,832).........................................................     147,892,502
                                                                                                        ------------

             CANADIAN GOVERNMENT OBLIGATIONS (2.5%)
   5,000     Hydro-Quebec...........................................     9.50          11/15/30            6,988,250
   5,000     Province of New Brunswick..............................     7.625         06/29/04            5,404,600
                                                                                                        ------------

             TOTAL CANADIAN GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $10,380,050)..........................................................      12,392,850
                                                                                                        ------------

             SHORT-TERM INVESTMENT (0.6%)
             REPURCHASE AGREEMENT
   2,951     The Bank of New York
               (dated 06/30/98; proceeds $2,951,814) (b) (IDENTIFIED
               COST $2,951,363).....................................     5.50          07/01/98            2,951,363
                                                                                                        ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $467,096,666) (c)........................................................   99.3 %   490,887,753

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.7       3,249,967
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 494,137,720
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
+ Securities segregated as collateral for securities purchased on a forward commitment basis.
PC  Participation Certificate.
(a) Securities purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Collateralized by $1,347,609 U.S. Treasury Note 5.875% due 09/30/02 valued at $1,382,875 and $1,584,568 U.S. Treasury Note 6.125% due 09/30/00 valued at $1,627,516.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,582,079 and the aggregate gross unrealized depreciation is $790,992, resulting in net unrealized appreciation of $23,791,087.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (97.0%)
             AUTOMOTIVE (3.0%)
$     4,874  Speedy Muffler King, Inc.....................................................  10.875%    10/01/06  $  4,362,230
      8,000  Toyota Motor Credit Corp.....................................................  15.00      09/25/98     8,169,760
                                                                                                                 ------------
                                                                                                                   12,531,990
                                                                                                                 ------------
             BROADCAST MEDIA (5.4%)
        257  Brill Media Co., LLC.........................................................   7.50      12/15/07       --
      9,000  Brill Media Co., LLC (Series B)..............................................   7.50      12/15/07     8,460,026
      4,500  Mentus Media Corp. - 144A* (Units)(++).......................................  12.00+     02/01/03     4,747,500
      4,000  Source Media, Inc............................................................  12.00      11/01/04     4,090,000
      2,005  Spanish Broadcasting System, Inc.............................................  12.50      06/15/02     2,285,700
      3,000  Tri-State Outdoor Media Group, Inc. - 144A*..................................  11.00      05/15/08     3,045,000
                                                                                                                 ------------
                                                                                                                   22,628,226
                                                                                                                 ------------
             BUSINESS SERVICES (4.0%)
      4,500  Anacomp, Inc. (Series B).....................................................  10.875     04/01/04     4,736,250
      5,385  Comforce Corp................................................................  15.00+     12/01/09     5,654,686
      3,250  Comforce Operating, Inc. (Series B)..........................................  12.00      12/01/07     3,510,000
      3,000  Xerox Credit Corp............................................................  15.00      10/07/98     3,072,600
                                                                                                                 ------------
                                                                                                                   16,973,536
                                                                                                                 ------------
             CABLE/CELLULAR (11.4%)
      2,000  American Cellular Corp. - 144A*..............................................  10.50      05/15/08     1,995,000
      3,750  Australis Holdings Ltd. (Australia)..........................................  15.00++    11/01/02       637,500
      9,000  Clearnet Communications Inc. (Canada)........................................  14.75++    12/15/05     7,560,000
      5,000  CTI Holdings S.A. - 144A* (Argentina)........................................  11.50++    04/15/08     2,775,000
      3,000  FrontierVision Operating Partners, L.P.......................................  11.00      10/15/06     3,330,000
      2,000  James Cable Partners L.P. (Series B).........................................  10.75      08/15/04     2,130,000
     10,000  McCaw International Ltd......................................................  13.00++    04/15/07     6,550,000
      7,000  Nextel Communications, Inc...................................................  10.65++    09/15/07     4,742,500
     15,340  Price Communications Cellular Holdings (Series B)............................  13.50++    08/01/07    10,738,000
      4,500  Price Communications Wireless, Inc. - 144A*..................................   9.125     12/15/06     4,500,000
      5,000  Triton Communications LLC - 144A*............................................  11.00++    05/01/08     2,812,500
                                                                                                                 ------------
                                                                                                                   47,770,500
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMPUTER EQUIPMENT (1.0%)
$     4,000  IBM Credit Corp..............................................................  15.00 %    02/02/99  $  4,212,400
                                                                                                                 ------------
             CONSUMER PRODUCTS (1.6%)
      4,500  IHF Holdings Inc. (Series B).................................................  15.00      11/15/04     3,555,000
      3,000  J.B. Williams Holdings, Inc..................................................  12.00      03/01/04     3,150,000
                                                                                                                 ------------
                                                                                                                    6,705,000
                                                                                                                 ------------
             ELECTRICAL & ALARM SYSTEMS (1.0%)
      4,500  Mosler, Inc..................................................................  11.00      04/15/03     4,140,000
                                                                                                                 ------------
             ENTERTAINMENT/GAMING & LODGING (13.0%)
     10,000  Aladdin Gaming/Capital Corp. - 144A* (Units)(++).............................  13.50++    03/01/10     4,700,000
      2,000  Argosy Gaming Co.............................................................  13.25      06/01/04     2,240,000
      4,500  Bluegreen Corp. - 144A*......................................................  10.50      04/01/08     4,455,000
      3,500  El Comandante................................................................  11.75      12/15/03     3,535,000
      9,000  Epic Resorts LLC - 144A* (Units)(++).........................................  13.00      06/15/05     9,090,000
      4,000  Fitzgerald Gaming Corp. - 144A*..............................................  12.25      12/15/04     3,940,000
      5,325  Lady Luck Gaming Finance Corp................................................  11.875     03/01/01     5,431,500
      7,500  Motels of America, Inc. (Series B)...........................................  12.00      04/15/04     7,312,500
      3,000  Players International, Inc...................................................  10.875     04/15/05     3,262,500
      6,000  Premier Cruises Ltd. - 144A*.................................................  11.00      03/15/08     4,080,000
      6,357  Resort At Summerlin - 144A*..................................................  13.00+     12/15/07     6,643,585
                                                                                                                 ------------
                                                                                                                   54,690,085
                                                                                                                 ------------
             FINANCE (4.1%)
      5,000  Commercial Credit Co.........................................................  15.00      07/10/98     5,005,050
      4,000  General Electric Capital Corp................................................  15.00      01/21/99     4,203,800
      8,000  Household Finance Corp.......................................................  15.00      09/25/98     8,164,960
                                                                                                                 ------------
                                                                                                                   17,373,810
                                                                                                                 ------------
             FOODS & BEVERAGES (7.6%)
      5,330  Envirodyne Industries, Inc...................................................  10.25      12/01/01     5,343,325
      2,500  Fleming Companies, Inc.......................................................  10.625     12/15/01     2,662,500
      2,000  General Mills, Inc...........................................................  15.00      01/29/99     2,108,180
      4,000  Iowa Select Farm L.P. - 144A*................................................  10.75      12/01/05     4,020,000
     10,250  PepsiCo, Inc.................................................................  15.00      08/06/98    10,339,483
     17,750  Specialty Foods Acquisition Corp. (Series B).................................  13.00++    08/15/05     7,588,125
                                                                                                                 ------------
                                                                                                                   32,061,613
                                                                                                                 ------------
             HEALTHCARE (1.6%)
      3,000  Unilab Corp..................................................................  11.00      04/01/06     3,232,500
      6,000  Unison Healthcare Corp. - 144A* (a)..........................................  12.25      11/01/06     3,315,000
                                                                                                                 ------------
                                                                                                                    6,547,500
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             MANUFACTURING (2.1%)
$     2,000  Berry Plastics Corp..........................................................  12.25 %    04/15/04  $  2,175,000
      5,000  International Semi-Tech Microelectronics, Inc. (Canada)......................  11.50++    08/15/03     1,550,000
      2,000  International Wire Group, Inc................................................  11.75      06/01/05     2,200,000
      3,000  Outsourcing Services Group, Inc. - 144A*.....................................  10.875     03/01/06     3,075,000
                                                                                                                 ------------
                                                                                                                    9,000,000
                                                                                                                 ------------
             MANUFACTURING - DIVERSIFIED (3.8%)
      3,000  Interlake Corp...............................................................  12.00      11/15/01     3,270,000
      3,000  J.B. Poindexter & Co., Inc...................................................  12.50      05/15/04     2,985,000
      5,000  Jordan Industries, Inc. (Series B)...........................................  10.375     08/01/07     5,125,000
      7,200  Jordan Industries, Inc. (Series B)...........................................  11.75++    04/01/09     4,644,000
                                                                                                                 ------------
                                                                                                                   16,024,000
                                                                                                                 ------------
             METALS & MINING (2.3%)
      4,500  Centaur Mining & Exploration Ltd. - 144A* (Australia)........................  11.00      12/01/07     4,590,000
      5,000  Murrin Murrin Holdings Property Ltd. (Australia).............................   9.375     08/31/07     4,950,000
                                                                                                                 ------------
                                                                                                                    9,540,000
                                                                                                                 ------------
             OIL & GAS (2.2%)
      5,000  Gothic Energy Corp. - 144A* (Units)(++)......................................  14.125++   05/01/06     2,850,000
      4,000  Key Energy Group, Inc. (Conv.)...............................................   5.00      09/15/04     3,160,000
      3,000  Transamerican Refining Corp. - 144A*.........................................  16.00      06/30/03     3,195,000
                                                                                                                 ------------
                                                                                                                    9,205,000
                                                                                                                 ------------
             PUBLISHING (0.7%)
      2,975  United States Banknote Corp..................................................  10.375     06/01/02     3,004,750
                                                                                                                 ------------
             RESTAURANTS (3.5%)
     20,351  American Restaurant Group Holdings, Inc. - 144A*.............................   0.00      12/15/05     4,935,190
      4,000  Carrols Corp.................................................................  11.50      08/15/03     4,230,000
      5,000  FRD Acquisition Corp. (Series B).............................................  12.50      07/15/04     5,487,500
                                                                                                                 ------------
                                                                                                                   14,652,690
                                                                                                                 ------------
             RETAIL (0.7%)
      3,000  Hills Stores Co. (Series B)..................................................  12.50      07/01/03     2,992,500
                                                                                                                 ------------
             RETAIL - FOOD CHAINS (0.7%)
      2,875  Pantry, Inc..................................................................  10.25      10/15/07     2,961,250
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION EQUIPMENT (3.4%)
$     6,000  FWT, Inc.....................................................................   9.875%    11/15/07  $  5,580,000
      7,000  SBA Communications Corp. - 144A*.............................................  12.00++    03/01/08     4,410,000
      8,000  Spectrasite Holdings, Inc. - 144A*...........................................  12.00++    07/15/08     4,470,000
                                                                                                                 ------------
                                                                                                                   14,460,000
                                                                                                                 ------------
             TELECOMMUNICATIONS (16.4%)
      7,000  21st Century Telecom Group, Inc..............................................  12.25++    02/15/08     3,955,000
      2,500  Advanced Radio Telecommunication (Units)(++).................................  14.00      02/15/07     2,662,500
      6,000  Birch Telecom Inc. - 144A* (Units)(++).......................................  14.00      06/15/08     6,007,500
      4,000  Covad Communication Group, Inc. - 144A*......................................  13.50++    03/15/08     2,075,000
      5,000  e. Spire Communications, Inc.................................................  13.75      07/15/07     5,712,500
      2,000  Esprit Telecom Group PLC (United Kingdom)....................................  11.50      12/15/07     2,057,500
      5,000  Facilicom International, Inc.................................................  10.50      01/15/08     4,900,000
     10,000  Firstworld Communications, Inc. - 144A* (Units)(++)..........................  13.00++    04/15/08     4,400,000
      3,000  GST Equipment Funding, Inc...................................................  13.25      05/01/07     3,450,000
      4,000  Hyperion Telecommunication, Inc. (Series B)..................................  13.00++    04/15/03     2,980,000
      2,000  Hyperion Telecommunication, Inc. (Series B)..................................  12.25      09/01/04     2,155,000
     28,500  In-Flight Phone Corp. (Series B) (b).........................................  14.00++    05/15/02     3,990,000
      4,000  Onepoint Communications Corp. - 144A* (Units)(++)............................  14.50      06/01/08     3,760,000
      4,000  Optel, Inc. -144A*...........................................................  11.50      07/01/08     4,000,000
      2,000  Peoples Telephone Co., Inc...................................................  12.25      07/15/02     2,110,000
      2,500  Primus Telecommunications Group, Inc. - 144A*................................   9.875     05/15/08     2,450,000
      4,000  Startec Global Communications Corp. - 144A* (Units)(++)......................  12.00      05/15/08     3,890,000
      4,000  Transtel Pass-Thru Trust - 144A*.............................................  12.50      11/01/07     3,770,000
      2,500  USA Mobile Communications Holdings, Inc......................................  14.00      11/01/04     2,762,500
      2,250  Winstar Communications, Inc..................................................  14.00++    10/15/05     1,884,375
                                                                                                                 ------------
                                                                                                                   68,971,875
                                                                                                                 ------------
             TEXTILES (0.4%)
      4,000  U.S. Leather, Inc. (a).......................................................  10.25      07/31/03     1,780,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION (1.1%)
$     5,000  Alpha Shipping PLC - 144A* (United Kingdom)..................................   9.50 %    02/15/08  $  4,712,500
                                                                                                                 ------------
             WIRELESS COMMUNICATION (6.0%)
      4,500  American Mobile Satellite Corp. - 144A* (Units)(++)..........................  12.25      04/01/08     4,230,000
      4,000  Echostar DBS Corp............................................................  12.50      07/01/02     4,490,000
      5,000  Globalstar L.P./Capital Corp.................................................  10.75      11/01/04     4,775,000
      3,659  Orbcomm Global LP/Capital Corp. (Series B)...................................  14.00      08/15/04     4,134,670
      4,000  Star Choice Communications, Inc. (Canada)....................................  13.00      12/15/05     4,080,000
      5,000  TCI Satellite Entertainment, Inc.............................................  12.25      02/15/07     3,387,500
                                                                                                                 ------------
                                                                                                                   25,097,170
                                                                                                                 ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $426,335,795)....................................................................   408,036,395
                                                                                                                 ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (c) (1.9%)
             AUTOMOTIVE (0.0%)
         87  Norther Holdings Industrial Corp. * (d)..............................................       --
                                                                                                    ------------
             CABLE/CELLULAR (0.3%)
     67,187  Price Communications Corp............................................................     1,028,878
                                                                                                    ------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
      2,000  Motels of America, Inc. - 144A*......................................................       110,072
     71,890  Vagabond Inns, Inc. (Class D) (b)....................................................       --
                                                                                                    ------------
                                                                                                         110,072
                                                                                                    ------------
             FOODS & BEVERAGES (0.0%)
    120,000  Specialty Foods Acquisition Corp. - 144A*............................................       120,000
                                                                                                    ------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*.....................................       --
                                                                                                    ------------
             RETAIL (1.6%)
  1,389,850  County Seat Store Corp. (d) (e)......................................................     6,489,210
                                                                                                    ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $14,930,288)........................................................     7,748,160
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             PREFERRED STOCK (0.4%)
             RESTAURANTS
      1,500  American Restaurant Group Holdings, Inc. - 144A* (Units)(++) (IDENTIFIED COST
               $1,500,000)........................................................................  $  1,530,000
                                                                                                    ------------

                                                                                        EXPIRATION
                                                                                           DATE
                                                                                        ----------
             WARRANTS (c) (0.2%)
             AEROSPACE (0.0%)
      1,500  Sabreliner Corp. - 144A*.................................................   04/15/03         75,000
                                                                                                    ------------
             BUSINESS SERVICES (0.1%)
     42,250  Comforce Corp. - 144A*...................................................   01/00/00        295,750
                                                                                                    ------------
             CABLE/CELLULAR (0.0%)
      3,750  Australis Holdings Ltd. - 144A* (Australia)..............................   10/30/01        --
                                                                                                    ------------
             CONTAINERS (0.0%)
      2,000  Crown Packaging Holdings, Ltd. - 144A*...................................   11/01/03        --
                                                                                                    ------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
      1,000  Boomtown, Inc. - 144A*...................................................   11/01/98        --
      2,000  Fitzgeralds Gaming Corp..................................................   12/19/98          9,105
      3,500  Fitzgeralds South Inc. - 144A*...........................................   03/15/99        --
      6,000  Resort At Summerlin......................................................   01/00/00        --
                                                                                                    ------------
                                                                                                           9,105
                                                                                                    ------------
             RETAIL (0.0%)
      2,000  County Seat Holdings Co..................................................   10/15/98        --
                                                                                                    ------------
             WIRELESS COMMUNICATION (0.1%)
     92,640  Star Choice Communications, Inc. - 144A* (Canada)........................   01/00/00        464,186
                                                                                                    ------------

             TOTAL WARRANTS
             (IDENTIFIED COST $371,333)...........................................................       844,041
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENT (0.5%)
             REPURCHASE AGREEMENT
$     2,259  The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $2,259,138) (f)
               (IDENTIFIED COST $2,258,792).......................................................     2,258,792
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $445,396,208) (g)........................................................  100.0 %   420,417,388

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.0         147,732
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 420,565,120
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(++) Consists of one or more class of securities traded together as a unit;
     bonds or preferred stocks with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security; bond in default.
(b)  Non-income producing security; issuer in bankruptcy.
(c)  Non-income producing securities.
(d)  Acquired through exchange offer.
(e) Includes 498,645 shares which are due from the issuer pursuant to a reorganization.
(f) Collateralized by $1,838,561 U.S. Treasury Note 5.25% due 01/31/01 valued at $1,865,918 and $362,822 U.S. Treasury Bond 10.75% due 02/15/03 valued at
     $438,051.
(g) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,246,277 and the aggregate gross unrealized depreciation is $39,225,097, resulting in net unrealized depreciation of $24,978,820.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

 NUMBER
   OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
          COMMON STOCKS (89.0%)
          NATURAL GAS (9.4%)
153,625   Burlington Resources, Inc...................................  $  6,615,477
184,930   EEX Corp.*..................................................     1,733,719
220,460   El Paso Natural Gas Co......................................     8,432,595
198,250   Enron Corp..................................................    10,717,891
250,000   Questar Corp................................................     4,906,250
140,000   Seagull Energy Corp.*.......................................     2,318,750
325,000   Williams Companies, Inc.....................................    10,968,750
                                                                        ------------
                                                                          45,693,432
                                                                        ------------
          TELECOMMUNICATIONS (33.8%)
 56,666   360 DEG. Communications Co.*................................     1,813,312
115,000   Airtouch Communications, Inc.*..............................     6,720,312
195,000   ALLTEL Corp.................................................     9,067,500
120,000   AT&T Corp...................................................     6,855,000
200,000   BCE, Inc. (Canada)..........................................     8,537,500
164,320   Bell Atlantic Corp..........................................     7,497,100
195,000   Cable & Wireless PLC (ADR) (United Kingdom).................     7,190,625
207,500   Century Telephone Enterprises, Inc..........................     9,519,062
270,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)......     7,728,750
 91,100   Esat Telecom Group PLC (ADR) (Ireland)*.....................     3,439,025
150,000   Frontier Corp...............................................     4,725,000
140,000   GTE Corp....................................................     7,787,500
 33,984   Lucent Technologies, Inc....................................     2,827,044
105,000   MCI Communications Corp.....................................     6,096,562
105,000   MediaOne Group Inc.*........................................     4,613,438
163,254   Qwest Communications International, Inc.*...................     5,683,280
249,346   SBC Communications, Inc.....................................     9,973,840
135,000   Southern New England Telecommunications Corp................     8,842,500
120,000   Sprint Corp.................................................     8,460,000
 65,000   Tele Danmark AS (ADR) (Denmark).............................     3,063,125
120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand).......     3,930,000
 80,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)..........     3,845,000
130,000   Telephone & Data Systems, Inc...............................     5,118,750
 51,500   Telstra Corp. Ltd. (ADR) (Australia)........................     2,613,625
112,868   U.S. West, Inc..............................................     5,304,775
273,500   WorldCom, Inc.*.............................................    13,213,469
                                                                        ------------
                                                                         164,466,094
                                                                        ------------

 NUMBER
   OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
          UTILITIES - ELECTRIC (45.8%)
 60,000   AES Corp.*..................................................  $  3,153,750
210,000   Baltimore Gas & Electric Co.................................     6,523,125
135,000   Carolina Power & Light Co...................................     5,855,625
130,000   Central & South West Corp...................................     3,493,750
215,865   CINergy Corp................................................     7,555,275
225,000   CMS Energy Corp.............................................     9,900,000
130,000   Consolidated Edison Co. of New York, Inc....................     5,988,125
337,500   DPL, Inc....................................................     6,117,187
212,500   DQE, Inc....................................................     7,650,000
130,000   DTE Energy Co...............................................     5,248,750
141,216   Duke Energy Corp............................................     8,367,048
130,000   Edison International........................................     3,843,125
110,000   Energy East Corp............................................     4,578,750
175,000   Entergy Corp................................................     5,031,250
140,000   FPL Group, Inc..............................................     8,820,000
150,000   GPU, Inc....................................................     5,671,875
125,000   Hawaiian Electric Industries, Inc...........................     4,960,937
200,000   Houston Industries, Inc.....................................     6,175,000
215,000   Illinova Corp...............................................     6,450,000
225,000   IPALCO Enterprises, Inc.....................................     9,998,437
120,000   Kansas City Power & Light Co................................     3,480,000
100,000   Montana Power Co............................................     3,475,000
200,000   New Century Energies, Inc...................................     9,087,500
115,000   New England Electric System.................................     4,973,750
320,000   NIPSCO Industries, Inc......................................     8,960,000
100,000   OGE Energy Corp.............................................     2,700,000
280,000   PacifiCorp..................................................     6,335,000
220,000   Pinnacle West Capital Corp..................................     9,900,000
 55,000   Potomac Electric Power Co...................................     1,378,437
210,000   Public Service Company of New Mexico........................     4,764,375
115,000   Public Service Enterprise Group, Inc........................     3,960,312
215,000   SCANA Corp..................................................     6,409,688
140,000   Sempra Energy...............................................     3,885,000
275,000   Southern Co.................................................     7,614,063
161,500   Texas Utilities Co..........................................     6,722,438
190,000   Western Resources, Inc......................................     7,374,375
200,000   Wisconsin Energy Corp.......................................     6,075,000
                                                                        ------------
                                                                         222,476,947
                                                                        ------------

          TOTAL COMMON STOCKS
          (IDENTIFIED COST $262,923,439)..............................   432,636,473
                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (8.6%)
           NATURAL GAS (1.1%)
$  3,000   Coastal Corp.
             7.75% due 10/15/35...............................................................  $  3,308,670
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..............................................................     2,250,020
                                                                                                ------------
                                                                                                   5,558,690
                                                                                                ------------
           TELECOMMUNICATIONS (1.5%)
   2,000   360 DEG. Communications Co.
             6.65% due 01/15/08...............................................................     2,021,780
   2,000   GTE Corp.
             7.90% due 02/01/27...............................................................     2,170,800
     500   LCI International, Inc.
             7.25% due 06/15/07...............................................................       509,695
   2,000   Sprint Corp.
             9.25% due 04/15/22...............................................................     2,550,380
                                                                                                ------------
                                                                                                   7,252,655
                                                                                                ------------
           UTILITIES - ELECTRIC (6.0%)
   2,250   Consumers Energy Co.
             6.875% due 03/01/18..............................................................     2,297,115
   2,000   Empresa Nacional de Electricidad Chile
             8.125% due 02/01/97..............................................................     1,962,100
   2,250   Florida Power & Light Co.
             7.05% due 12/01/26...............................................................     2,279,903
   3,000   Illinois Power Co.
             8.75% due 07/01/21...............................................................     3,187,830
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...............................................................     3,078,660
   2,500   Niagara Mohawk Power Corp.
             8.00% due 06/01/04...............................................................     2,675,775
   3,000   Public Service Electric
             & Gas Co.
             7.00% due 09/01/24...............................................................     3,024,420
   2,000   South Carolina Electric
             & Gas Co.
             7.625% due 06/01/23..............................................................     2,114,160
   1,000   Southern California Edison Co.
             7.25% due 03/01/26...............................................................     1,020,240
   2,000   Southwestern Public Service
             8.50% due 02/15/25...............................................................     2,251,220

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
$  5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..............................................................  $  5,148,900
                                                                                                ------------
                                                                                                  29,040,323
                                                                                                ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $39,321,785)......................................................    41,851,668
                                                                                                ------------

           U.S. GOVERNMENT AGENCY (0.3%)
   1,250   Tennessee Valley Authority 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).....................................................     1,296,875
                                                                                                ------------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
   8,337   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $8,338,750) (a)
             (IDENTIFIED COST $8,337,476).....................................................     8,337,476
                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $311,832,700) (b)........................................................   99.6 %   484,122,492

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................    0.4       1,750,495
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 485,872,987
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $8,403,750 U.S. Treasury Note 5.50% due 03/31/03 valued at $8,504,225.
(b) The aggregate cost for federal income tax purposes approximates identified cost.The aggregate gross unrealized appreciation is $173,793,996 and the aggregate gross unrealized depreciation is $1,504,204, resulting in net unrealized appreciation of $172,289,792.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (43.4%)
           APPAREL (0.9%)
  21,600   Kellwood Co.............................................................................  $   772,200
                                                                                                     -----------
           AUTO PARTS (0.8%)
  13,700   Dana Corp...............................................................................      732,950
                                                                                                     -----------
           AUTOMOTIVE (2.5%)
  13,100   Chrysler Corp...........................................................................      738,512
  12,600   Ford Motor Co...........................................................................      743,400
  10,900   General Motors Corp.....................................................................      728,256
                                                                                                     -----------
                                                                                                       2,210,168
                                                                                                     -----------
           BANKS (4.1%)
  33,000   First Security Corp.....................................................................      705,375
  23,300   First Tennessee National Corp...........................................................      733,950
  20,200   KeyCorp.................................................................................      719,625
  26,500   Washington Federal, Inc.................................................................      732,062
  12,400   Wilmington Trust Corp...................................................................      754,850
                                                                                                     -----------
                                                                                                       3,645,862
                                                                                                     -----------
           BANKS - THRIFT INSTITUTIONS (0.8%)
  17,000   Washington Mutual, Inc..................................................................      737,375
                                                                                                     -----------
           BUILDING MATERIALS (0.8%)
   6,700   Vulcan Materials Co.....................................................................      714,806
                                                                                                     -----------
           CHEMICALS (3.3%)
   7,500   Dow Chemical Co.........................................................................      725,156
  17,300   Hercules, Inc...........................................................................      711,462
  11,000   PPG Industries, Inc.....................................................................      765,187
   7,200   Rohm & Haas Co..........................................................................      748,350
                                                                                                     -----------
                                                                                                       2,950,155
                                                                                                     -----------
           CONGLOMERATES (0.8%)
  18,700   Tenneco, Inc............................................................................      711,769
                                                                                                     -----------
           CONTAINERS - METAL & GLASS (0.8%)
  15,500   Crown Cork & Seal Co., Inc..............................................................      736,250
                                                                                                     -----------
           FINANCIAL (1.0%)
   2,400   Providian Financial Corp................................................................      188,550
  24,000   TCF Financial Corp......................................................................      708,000
                                                                                                     -----------
                                                                                                         896,550
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (1.6%)
  11,500   Fannie Mae..............................................................................      698,625
  15,500   SLM Holding Corp........................................................................      759,500
                                                                                                     -----------
                                                                                                       1,458,125
                                                                                                     -----------
           FINANCIAL SERVICES (0.8%)
   9,500   Associates First Capital Corp. (Class A)................................................      730,312
                                                                                                     -----------
           FOOD PROCESSING (0.8%)
  21,000   Hormel Foods Corp.......................................................................      725,812
                                                                                                     -----------
           HEALTHCARE - DRUGS (0.8%)
   7,900   Schering-Plough Corp....................................................................      723,837
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE (2.5%)
  12,500   Jefferson-Pilot Corp....................................................................  $   724,219
   8,000   Lincoln National Corp...................................................................      731,000
  16,200   Torchmark Corp..........................................................................      741,150
                                                                                                     -----------
                                                                                                       2,196,369
                                                                                                     -----------
           LIFE INSURANCE (0.2%)
   2,084   Aegon N.V. (ARS) (Netherlands)..........................................................      180,266
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (0.9%)
  13,100   Johnson Controls, Inc...................................................................      749,156
                                                                                                     -----------
           MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (0.9%)
  11,100   Whirlpool Corp..........................................................................      763,125
                                                                                                     -----------
           METALS & MINING (0.8%)
  53,000   Cyprus Amax Minerals Co.................................................................      702,250
                                                                                                     -----------
           MISCELLANEOUS (0.8%)
  14,700   American Greetings Corp. (Class A)......................................................      748,781
                                                                                                     -----------
           MOBILE HOME & RECREATION (0.8%)
  18,000   Fleetwood Enterprises, Inc..............................................................      720,000
                                                                                                     -----------
           OIL & GAS (0.9%)
  14,700   Ashland, Inc............................................................................      758,887
                                                                                                     -----------
           REAL ESTATE (0.1%)
   9,800   Excel Legacy Corp.*.....................................................................       42,875
   6,000   Reckson Services Industries, Inc.*......................................................       19,875
                                                                                                     -----------
                                                                                                          62,750
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (4.2%)
   8,000   American General Hospitality Corp.......................................................      170,000
  12,700   Boston Properties, Inc..................................................................      438,150
  30,000   Equity One, Inc.........................................................................      307,500
  19,800   Excel Realty Trust, Inc.................................................................      570,488
   3,750   Healthcare Realty Trust, Inc............................................................      102,188
  27,500   LTC Properties, Inc.....................................................................      512,188
  16,600   Meditrust Co............................................................................      463,763
  15,000   Reckson Associates Realty Corp..........................................................      354,375
  34,200   Sunstone Hotel Investors, Inc...........................................................      455,288
  12,500   Tanger Factory Outlet Centers, Inc......................................................      396,094
                                                                                                     -----------
                                                                                                       3,770,034
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL (0.9%)
     292   Abercrombie & Fitch Co. (Class A)*......................................................       12,848
  22,500   Limited (The), Inc......................................................................      745,313
                                                                                                     -----------
                                                                                                         758,161
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           STEEL (0.8%)
  22,000   USX-U.S. Steel Group, Inc...............................................................  $   726,000
                                                                                                     -----------
           TELECOMMUNICATIONS (2.4%)
  15,400   Bell Atlantic Corp......................................................................      702,625
  12,500   GTE Corp................................................................................      695,313
  15,500   U.S. West, Inc..........................................................................      728,500
                                                                                                     -----------
                                                                                                       2,126,438
                                                                                                     -----------
           TELEPHONES (0.8%)
  12,800   AT&T Corp...............................................................................      731,200
                                                                                                     -----------
           TOBACCO (1.6%)
  18,000   Philip Morris Companies, Inc............................................................      708,750
  27,000   UST, Inc................................................................................      729,000
                                                                                                     -----------
                                                                                                       1,437,750
                                                                                                     -----------
           UTILITIES - ELECTRIC (3.3%)
  15,400   Consolidated Edison, Inc................................................................      709,363
  24,000   Houston Industries, Inc.................................................................      741,000
  16,600   New England Electric System.............................................................      717,950
  21,300   Public Service Enterprise Group, Inc....................................................      733,519
                                                                                                     -----------
                                                                                                       2,901,832
                                                                                                     -----------
           UTILITIES - GAS (0.8%)
  12,300   Consolidated Natural Gas Co.............................................................      724,163
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.9%)
  17,000   Supervalu, Inc..........................................................................      754,375
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $34,611,749)...........................................................   38,557,708
                                                                                                     -----------
           CONVERTIBLE PREFERRED STOCKS (21.7%)
           APPAREL (0.5%)
  10,000   Warnaco Group, Inc. $3.00...............................................................      460,000
                                                                                                     -----------
           AUTO PARTS (0.7%)
  12,000   BTI Capital Trust $3.25 - 144A**........................................................      519,000
   3,700   Walbro Capital Trust $2.00..............................................................       81,400
                                                                                                     -----------
                                                                                                         600,400
                                                                                                     -----------
           BANKS - INTERNATIONAL (1.4%)
  22,000   National Australia Bank, Ltd. $1.969 (Australia) (Units)++..............................      631,125
  19,500   Westpac Banking Corp. (STRYPES) $3.135..................................................      588,656
                                                                                                     -----------
                                                                                                       1,219,781
                                                                                                     -----------
           BANKS - REGIONAL (0.9%)
  30,000   CNB Capital Trust I $1.50...............................................................      787,500
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BROADCAST MEDIA (1.2%)
  19,400   Metromedia International Group, Inc. $3.625.............................................  $   999,100
   4,000   Triathlon Broadcasting Co. $0.945.......................................................       39,000
                                                                                                     -----------
                                                                                                       1,038,100
                                                                                                     -----------
           BUSINESS SERVICES (0.7%)
  12,500   Unisys Corp. (Series A) $3.75...........................................................      653,125
                                                                                                     -----------
           CABLE & TELECOMMUNICATIONS (0.6%)
   8,550   EchoStar Communications Corp. (Series C) $3.375.........................................      500,175
                                                                                                     -----------
           COMMERCIAL SERVICES (0.8%)
  20,000   Cendant Corp. $3.75.....................................................................      748,750
                                                                                                     -----------
           COSMETICS (1.0%)
  13,000   Estee Lauder Co. $3.80..................................................................      871,000
                                                                                                     -----------
           ENTERTAINMENT (1.0%)
  14,000   Premier Parks, Inc. $4.05...............................................................      889,000
                                                                                                     -----------
           FINANCE (1.6%)
   3,290   Insignia Financing, Inc. $3.25..........................................................      165,322
  15,940   Merrill Lynch & Co., Inc. (STRYPES) $2.39 (1)...........................................      502,110
  10,000   Merrill Lynch & Co., Inc. (STRYPES) $4.087 (2)..........................................      725,000
                                                                                                     -----------
                                                                                                       1,392,432
                                                                                                     -----------
           INSURANCE (0.6%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................      162,500
  40,000   Philadelphia Consolidated Holding Corp. $0.70...........................................      410,000
                                                                                                     -----------
                                                                                                         572,500
                                                                                                     -----------
           MACHINERY (0.8%)
  28,000   Ingersoll-Rand Co. $1.688...............................................................      672,000
                                                                                                     -----------
           OIL & GAS (0.9%)
  50,000   Tesoro Petroleum Corp. $1.16............................................................      768,750
                                                                                                     -----------
           PACKAGING & BOTTLING (0.9%)
  20,000   Sealed Air Corp. (Series A) $2.00.......................................................      840,000
                                                                                                     -----------
           PUBLISHING (1.3%)
  34,090   Hollinger International, Inc. $0.95.....................................................      536,918
  25,000   Reader's Digest Association, Inc $1.93..................................................      643,750
                                                                                                     -----------
                                                                                                       1,180,668
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUST (2.9%)
  13,700   Camden Property Trust (Series A) $2.25..................................................  $   363,050
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      232,875
  22,560   FelCor Suite Hotels, Inc. (Series A) $1.95..............................................      547,080
   1,085   Merry Land & Investment Co., Inc. (Series C) $2.15......................................       28,413
   7,000   Rouse Co. (Series B) $3.00..............................................................      348,250
  40,000   SL Green Realty Corp. $2.00.............................................................    1,020,000
                                                                                                     -----------
                                                                                                       2,539,668
                                                                                                     -----------
           STEEL (0.8%)
  35,000   USX Corp. $1.44.........................................................................      756,875
                                                                                                     -----------
           TELECOMMUNICATIONS (1.3%)
  12,330   Loral Space & Communications Ltd. $3.00 (Bermuda).......................................      946,328
   4,500   Qualcomm Financial Trust $2.875.........................................................      217,688
                                                                                                     -----------
                                                                                                       1,164,016
                                                                                                     -----------
           TRANSPORTATION (0.8%)
  15,000   Union Pacific Capital Trust $3.125 - 144A**.............................................      701,250
                                                                                                     -----------
           UTILITIES (1.0%)
  19,000   CalEnergy Capital Trust III $3.25.......................................................      869,250
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $19,040,925)...........................................................   19,225,240
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (26.2%)
           CONVERTIBLE BONDS (10.4%)
           AUTO PARTS (1.4%)
$    650   Mark IV Industries, Inc. - 144A** 4.75% due 11/01/04....................................      595,159
     350   MascoTech, Inc.
             4.50% due 12/15/03....................................................................      333,921
     300   Tower Automotive, Inc. - 144A** 5.00% due 08/01/04......................................      310,518
                                                                                                     -----------
                                                                                                       1,239,598
                                                                                                     -----------
           CABLE/CELLULAR (0.2%)
     400   U.S. Cellular Corp.
             0.00% due 06/15/15....................................................................      150,184
                                                                                                     -----------
           FINANCE (1.2%)
   1,000   Financial Federal Corp. - 144A** 4.50% due 05/01/05.....................................    1,053,750
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE (1.6%)
$    800   Concentra Managed Care, Inc. - 144A**
             4.50% due 03/15/03....................................................................  $   717,000
     280   Emeritus Corp. - 144A** 6.25% due 01/01/06..............................................      221,449
     650   Phymatrix Corp.
             6.75% due 06/15/03....................................................................      468,000
                                                                                                     -----------
                                                                                                       1,406,449
                                                                                                     -----------
           HEALTHCARE - MISCELLANEOUS (0.3%)
     225   Pharmaceutical Marketing Services, Inc. (Eurobond) 6.25% due 02/01/03...................      217,125
                                                                                                     -----------
           HOTELS/MOTELS (0.5%)
     560   Capstar Hotel Corp.
             4.75% due 10/15/04....................................................................      459,200
                                                                                                     -----------
           MACHINERY (0.2%)
     200   Thermo Fibertek, Inc. - 144A** 4.50% due 07/15/04.......................................      199,562
                                                                                                     -----------
           MEDICAL EQUIPMENT (0.4%)
     400   ThermoTrex Corp.
             3.25% due 11/01/07....................................................................      353,040
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.6%)
     550   Danka Business Systems PLC (United Kingdom)
             6.75% due 04/01/02....................................................................      476,514
                                                                                                     -----------
           PUBLISHING (0.1%)
     100   Nelson (Thomas), Inc.
             5.75% due 11/30/99....................................................................       99,938
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (0.6%)
     575   Capstone Capital Corp.
             6.55% due 03/14/02....................................................................      550,080
                                                                                                     -----------
           RESTAURANTS (0.0%)
     300   Boston Chicken, Inc.
             0.00% due 06/01/15....................................................................       15,000
      50   Boston Chicken, Inc.
             4.50% due 02/01/04....................................................................        7,868
                                                                                                     -----------
                                                                                                          22,868
                                                                                                     -----------
           RETAIL (0.4%)
      70   Petsmart, Inc. - 144A**
             6.75% due 11/01/04....................................................................       93,625
     300   Saks Holdings, Inc.
             5.50% due 09/15/06....................................................................      281,757
                                                                                                     -----------
                                                                                                         375,382
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (0.7%)
$    700   National Semiconductor Corp. - 144A** 6.50% due 10/01/02................................  $   639,401
                                                                                                     -----------
           SHOES (2.2%)
   1,000   Genesco, Inc. - 144A**
             5.50% due 04/15/05....................................................................    1,015,000
     350   Nine West Group, Inc. - 144A** 5.50% due 07/15/03.......................................      293,262
     805   Nine West Group, Inc.
             5.50% due 07/15/03....................................................................      674,501
                                                                                                     -----------
                                                                                                       1,982,763
                                                                                                     -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $9,546,904)............................................................    9,225,854
                                                                                                     -----------
           NON-CONVERTIBLE BONDS (15.8%)
           BROADCAST MEDIA (1.5%)
     195   Outlet Broadcasting, Inc. 10.875% due 07/15/03..........................................      203,073
   1,000   Young Broadcasting Corp. 11.75% due 11/15/04............................................    1,100,000
                                                                                                     -----------
                                                                                                       1,303,073
                                                                                                     -----------
           BUILDING MATERIALS (0.6%)
     500   USG Corp. (Series B)
             9.25% due 09/15/01....................................................................      537,660
                                                                                                     -----------
           CABLE/CELLULAR (2.9%)
   2,400   Continental Cablevision, Inc. 11.00% due 06/01/07.......................................    2,616,960
                                                                                                     -----------
           CHEMICALS (2.5%)
   2,130   Harris Chemical North America, Inc.
             10.75% due 10/15/03...................................................................    2,239,162
                                                                                                     -----------
           ENTERTAINMENT/GAMING (0.8%)
     700   Casino Magic Finance Corp. 11.50% due 10/15/01..........................................      728,000
                                                                                                     -----------
           FINANCIAL SERVICES (0.8%)
     600   Videotron Group Ltd. (Canada) 10.625% due 02/15/05......................................      663,000
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           PACKAGING & BOTTLING (2.3%)
$  1,875   Huntsman Polymers Corp. 11.75% due 12/01/04.............................................  $ 2,043,750
                                                                                                     -----------
           PUBLISHING (1.7%)
     800   Big Flower Press, Inc.
             8.875% due 07/01/07...................................................................      812,000
     600   Garden State Newspapers, Inc. 12.00% due 07/01/04.......................................      666,000
                                                                                                     -----------
                                                                                                       1,478,000
                                                                                                     -----------
           STEEL (1.9%)
   1,000   AK Steel Corp.
             10.75% due 04/01/04...................................................................    1,065,000
     600   Ivaco, Inc. (Canada)
             11.50% due 09/15/05...................................................................      657,000
                                                                                                     -----------
                                                                                                       1,722,000
                                                                                                     -----------
           TEXTILES (0.8%)
     700   Dan River, Inc.
             10.125% due 12/15/03..................................................................      742,000
                                                                                                     -----------

           TOTAL NON-CONVERTIBLE BONDS
           (IDENTIFIED COST $14,251,127)...........................................................   14,073,605
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $23,798,031)...........................................................   23,299,459
                                                                                                     -----------

           SHORT-TERM INVESTMENTS (9.0%)
           U.S. GOVERNMENT AGENCIES (a) (4.5%)
   1,000   Federal Home Loan Mortgage Corp. 5.48% due 07/07/98.....................................      999,087
   3,000   Federal National Mortgage Assoc. 5.58% due 07/07/98.....................................    2,997,210
                                                                                                     -----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $3,996,297).............................................................    3,996,297
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT (4.5%)
$  4,024   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $4,024,566) (b)
             (IDENTIFIED COST $4,023,951)..........................................................  $ 4,023,951
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $8,020,248)............................................................    8,020,248
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $85,470,953) (c)..........................................................  100.3 %   89,102,655

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.3)      (229,173)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 88,873,482
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

  ARS    American Regulatory Share.
STRYPES  Structured yield product exchangeable for stock.
   *     Non-income producing security.
  **     Resale is restricted to qualified institutional investors.
  ++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
  (1)    Convertible into IMC Global, Inc. common stock.
  (2)    Convertible into SunAmerica, Inc. common stock.
  (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
  (b) Collateralized by $1,925,351 U.S. Treasury Bond 6.625% due 02/15/27 valued at $2,212,685 and $1,885,884 U.S. Treasury Note 5.50% due 05/31/03 valued at $1,891,745.
  (c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,169,481 and the aggregate gross unrealized depreciation is $2,537,779, resulting in net unrealized appreciation of $3,631,702.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (97.5%)
            AEROSPACE (4.0%)
   746,000  Raytheon Co. (Class B)..............................................................  $   44,107,250
   465,000  United Technologies Corp............................................................      43,012,500
                                                                                                  --------------
                                                                                                      87,119,750
                                                                                                  --------------
            ALUMINUM (1.9%)
   624,000  Aluminum Co. of America.............................................................      41,145,000
                                                                                                  --------------
            AUTO PARTS (1.9%)
   752,000  TRW, Inc............................................................................      41,078,000
                                                                                                  --------------
            AUTOMOTIVE (3.8%)
   725,000  Ford Motor Co.......................................................................      42,775,000
   583,000  General Motors Corp.................................................................      38,951,687
                                                                                                  --------------
                                                                                                      81,726,687
                                                                                                  --------------
            BANKS (5.5%)
   716,400  Banc One Corp.......................................................................      39,984,075
   467,000  BankAmerica Corp....................................................................      40,366,312
 1,115,000  KeyCorp.............................................................................      39,721,875
                                                                                                  --------------
                                                                                                     120,072,262
                                                                                                  --------------
            BEVERAGES - SOFT DRINKS (1.9%)
 1,010,000  PepsiCo, Inc........................................................................      41,599,375
                                                                                                  --------------
            CHEMICALS (5.6%)
   415,000  Dow Chemical Co.....................................................................      40,125,312
   634,000  Eastman Chemical Co.................................................................      39,466,500
   603,000  PPG Industries, Inc.................................................................      41,946,187
                                                                                                  --------------
                                                                                                     121,537,999
                                                                                                  --------------
            COMPUTERS (2.0%)
   372,000  International Business Machines Corp................................................      42,710,250
                                                                                                  --------------
            CONGLOMERATES (3.7%)
   500,000  Minnesota Mining & Manufacturing Co.................................................      41,093,750
 1,055,000  Tenneco, Inc........................................................................      40,155,937
                                                                                                  --------------
                                                                                                      81,249,687
                                                                                                  --------------
            COSMETICS (1.9%)
   718,000  Gillette Co.........................................................................      40,701,625
                                                                                                  --------------
            DRUGS (5.6%)
 1,011,000  Abbott Laboratories.................................................................      41,324,625
   776,000  American Home Products Corp.........................................................      40,158,000
   351,000  Bristol-Myers Squibb Co.............................................................      40,343,063
                                                                                                  --------------
                                                                                                     121,825,688
                                                                                                  --------------
            ELECTRIC - MAJOR (1.9%)
   454,000  General Electric Co.................................................................      41,314,000
                                                                                                  --------------

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            FINANCIAL - MISCELLANEOUS (1.9%)
   826,000  Household International, Inc........................................................  $   41,093,500
                                                                                                  --------------
            FINANCIAL SERVICES (2.0%)
   552,676  Associates First Capital Corp. (Class A)............................................      42,486,968
                                                                                                  --------------
            FOODS (3.7%)
   746,000  Quaker Oats Company (The)...........................................................      40,983,375
   698,000  Sara Lee Corp.......................................................................      39,044,375
                                                                                                  --------------
                                                                                                      80,027,750
                                                                                                  --------------
            HOUSEHOLD PRODUCTS (1.9%)
   453,000  Procter & Gamble Co.................................................................      41,251,313
                                                                                                  --------------
            INSURANCE (1.9%)
   543,000  Aetna Inc...........................................................................      41,335,875
                                                                                                  --------------
            MACHINERY - CONSTRUCTION & MATERIALS (1.9%)
   770,000  Caterpillar, Inc....................................................................      40,713,750
                                                                                                  --------------
            METALS & MINING (1.8%)
   703,000  Phelps Dodge Corp...................................................................      40,202,813
                                                                                                  --------------
            NATURAL GAS (3.9%)
 1,000,000  Burlington Resources, Inc...........................................................      43,062,500
 1,113,000  El Paso Natural Gas Co..............................................................      42,572,250
                                                                                                  --------------
                                                                                                      85,634,750
                                                                                                  --------------
            OFFICE EQUIPMENT (1.8%)
   820,000  Pitney Bowes, Inc...................................................................      39,462,500
                                                                                                  --------------
            OIL - DOMESTIC (3.7%)
   814,000  Ashland, Inc........................................................................      42,022,750
   505,000  Atlantic Richfield Co...............................................................      39,453,125
                                                                                                  --------------
                                                                                                      81,475,875
                                                                                                  --------------
            OIL INTEGRATED - INTERNATIONAL (5.5%)
   576,000  Exxon Corp..........................................................................      41,076,000
   515,000  Mobil Corp..........................................................................      39,461,875
   730,000  Royal Dutch Petroleum Co.
              (ADR) (Netherlands)...............................................................      40,013,125
                                                                                                  --------------
                                                                                                     120,551,000
                                                                                                  --------------
            PAPER & FOREST PRODUCTS (3.6%)
   918,000  International Paper Co..............................................................      39,474,000
   856,000  Weyerhaeuser Co.....................................................................      39,536,500
                                                                                                  --------------
                                                                                                      79,010,500
                                                                                                  --------------
            PHOTOGRAPHY (2.0%)
   595,000  Eastman Kodak Co....................................................................      43,472,188
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            RAILROADS (1.9%)
   420,000  Burlington Northern Santa Fe Corp...................................................  $   41,238,750
                                                                                                  --------------
            RETAIL - DEPARTMENT STORES (1.9%)
   625,000  May Department Stores Co............................................................      40,937,500
                                                                                                  --------------
            RETAIL - FOOD CHAINS (1.9%)
 1,690,000  American Stores Co..................................................................      40,876,875
                                                                                                  --------------
            STEEL (1.8%)
 1,250,000  Timken Co...........................................................................      38,515,625
                                                                                                  --------------
            TELECOMMUNICATIONS (5.4%)
   872,000  Bell Atlantic Corp..................................................................      39,785,000
   550,000  Sprint Corp.........................................................................      38,775,000
   844,000  U.S. West, Inc......................................................................      39,668,000
                                                                                                  --------------
                                                                                                     118,228,000
                                                                                                  --------------
            TOBACCO (1.9%)
 1,028,000  Philip Morris Companies, Inc........................................................      40,477,500
                                                                                                  --------------
            TRANSPORTATION (1.8%)
 1,266,000  Ryder System, Inc...................................................................      39,958,125
                                                                                                  --------------
            UTILITIES - ELECTRIC (3.7%)
   628,000  FPL Group, Inc......................................................................      39,564,000
 1,144,000  Unicom Corp.........................................................................      40,111,500
                                                                                                  --------------
                                                                                                      79,675,500
                                                                                                  --------------
            UTILITIES - GAS (1.9%)
   709,000  Consolidated Natural Gas Co.........................................................      41,742,375
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,638,829,585)....................................................   2,120,449,355
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (1.9%)
$   35,000  U.S. Treasury Note 5.625% due 04/30/00..............................................  $   35,052,850
     5,000  U.S. Treasury Note 6.375% due 01/15/99..............................................       5,026,100
                                                                                                  --------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (IDENTIFIED COST $39,894,843).......................................................      40,078,950
                                                                                                  --------------

            SHORT-TERM INVESTMENT (0.3%)
            REPURCHASE AGREEMENT
     7,390  The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $7,391,288) (a)
              (IDENTIFIED COST $7,390,159)......................................................       7,390,159
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,686,114,587) (b)....................................................   99.7 %   2,167,918,464

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    0.3         6,267,478
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 2,174,185,942
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
(a) Collateralized by $1,193,969 U.S. Treasury Note 6.25% due 06/30/02 valued at $1,222,513, and $6,240,900 U.S. Treasury Note 5.50% due 03/31/03 valued at $6,315,449.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $504,656,259 and the aggregate gross unrealized depreciation is $22,852,382, resulting in net unrealized appreciation of $481,803,877.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.3%)
           ADVERTISING (4.2%)
  40,000   HA-LO Industries, Inc.*................................................................  $  1,245,000
 110,000   Snyder Communications, Inc.*...........................................................     4,840,000
                                                                                                    ------------
                                                                                                       6,085,000
                                                                                                    ------------
           APPAREL & FOOTWEAR (2.6%)
  60,000   Tommy Hilfiger Corp.*..................................................................     3,750,000
                                                                                                    ------------
           BANKS - REGIONAL (1.0%)
  20,000   State Street Corp......................................................................     1,390,000
                                                                                                    ------------
           BUILDING MATERIALS (2.7%)
  55,000   Southdown, Inc.........................................................................     3,925,625
                                                                                                    ------------
           COMPUTER EQUIPMENT (3.1%)
 100,000   EMC Corp.*.............................................................................     4,481,250
                                                                                                    ------------
           COMPUTER SOFTWARE (7.2%)
  80,000   Cadence Design Systems, Inc.*..........................................................     2,500,000
  40,000   Microsoft Corp.*.......................................................................     4,335,000
  75,000   Network Associates, Inc.*..............................................................     3,585,937
                                                                                                    ------------
                                                                                                      10,420,937
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (3.1%)
  70,000   Legato Systems, Inc.*..................................................................     2,730,000
  38,000   Visio Corp.*...........................................................................     1,814,500
                                                                                                    ------------
                                                                                                       4,544,500
                                                                                                    ------------
           COMPUTERS (2.3%)
  55,000   Lexmark International Group, Inc. (Class A)*...........................................     3,355,000
                                                                                                    ------------
           CONSUMER BUSINESS SERVICES (2.4%)
 110,000   AccuStaff, Inc.*.......................................................................     3,437,500
                                                                                                    ------------
           CONTAINERS - PAPER (2.7%)
  60,000   Elan Corp. PLC (ADR) (Ireland)*........................................................     3,858,750
                                                                                                    ------------
           DRUGS (2.2%)
  70,000   ICN Pharmaceuticals, Inc...............................................................     3,198,125
                                                                                                    ------------
           ELECTRONIC COMPONENTS (1.2%)
  47,000   ADC Telecommunications, Inc.*..........................................................     1,715,500
                                                                                                    ------------
           ELECTRONICS (0.9%)
  30,000   Sanmina Corp.*.........................................................................     1,295,625
                                                                                                    ------------
           ENVIRONMENTAL CONTROL (4.0%)
  75,000   Newpark Resources, Inc.*...............................................................       834,375
 100,000   U.S.A. Waste Services, Inc.*...........................................................     4,937,500
                                                                                                    ------------
                                                                                                       5,771,875
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCIAL - MISCELLANEOUS (3.2%)
  60,000   Providian Financial Corp...............................................................  $  4,713,750
                                                                                                    ------------
           FINANCIAL SERVICES (5.1%)
  60,000   SunAmerica Inc.........................................................................     3,446,250
  65,000   Travelers Group, Inc...................................................................     3,940,625
                                                                                                    ------------
                                                                                                       7,386,875
                                                                                                    ------------
           HEALTHCARE - DIVERSIFIED (1.4%)
  35,000   Universal Health Services, Inc. (Class B)*.............................................     2,043,125
                                                                                                    ------------
           HOSPITAL MANAGEMENT (5.2%)
  39,000   Express Scripts, Inc. (Class A)*.......................................................     3,120,000
  45,000   Quorum Health Group, Inc.*.............................................................     1,186,875
  95,000   Total Renal Care Holdings, Inc.*.......................................................     3,277,500
                                                                                                    ------------
                                                                                                       7,584,375
                                                                                                    ------------
           INSURANCE (3.2%)
 100,000   Conseco, Inc...........................................................................     4,675,000
                                                                                                    ------------
           MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (3.3%)
  75,000   Tyco International Ltd.................................................................     4,725,000
                                                                                                    ------------
           MEDIA GROUP (2.6%)
  35,000   Clear Channel Communications, Inc.*....................................................     3,819,375
                                                                                                    ------------
           OIL DRILLING & SERVICES (1.2%)
 100,000   Global Industries Ltd.*................................................................     1,681,250
                                                                                                    ------------
           OIL EQUIPMENT & SERVICES (1.0%)
  70,000   Varco International, Inc.*.............................................................     1,386,875
                                                                                                    ------------
           PHARMACEUTICALS (4.7%)
  90,000   Medicis Pharmaceutical Corp. (Class A)*................................................     3,262,500
  75,000   Watson Pharmaceuticals, Inc.*..........................................................     3,501,562
                                                                                                    ------------
                                                                                                       6,764,062
                                                                                                    ------------
           POLLUTION CONTROL (1.4%)
  70,000   U.S. Filter Corp.*.....................................................................     1,964,375
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.0%)
   3,200   Mettler-Toledo International Inc.*.....................................................        64,200
                                                                                                    ------------
           RESTAURANTS (2.0%)
  55,000   Starbucks Corp.*.......................................................................     2,935,625
                                                                                                    ------------
           RETAIL (1.8%)
  60,000   Abercrombie & Fitch Co. (Class A)*.....................................................     2,640,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - DEPARTMENT STORES (4.5%)
  75,000   Dollar General Corp....................................................................  $  2,967,188
  90,000   Proffitt's, Inc.*......................................................................     3,633,750
                                                                                                    ------------
                                                                                                       6,600,938
                                                                                                    ------------
           RETAIL - FOOD CHAINS (1.1%)
  40,000   Safeway, Inc.*.........................................................................     1,627,500
                                                                                                    ------------
           RETAIL - GENERAL MERCHANDISE (1.2%)
  40,000   Fred Meyer, Inc.*......................................................................     1,700,000
                                                                                                    ------------
           RETAIL - SPECIALTY (5.3%)
  45,000   Consolidated Stores Corp.*.............................................................     1,631,250
  68,000   Finish Line, Inc. (Class A)*...........................................................     1,904,000
 145,000   Staples, Inc.*.........................................................................     4,195,938
                                                                                                    ------------
                                                                                                       7,731,188
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL (2.3%)
  75,000   Stage Stores, Inc.*....................................................................     3,393,750
                                                                                                    ------------
           TELECOMMUNICATIONS (4.7%)
  50,000   AirTouch Communications, Inc.*.........................................................     2,921,875
  55,000   Tellabs, Inc.*.........................................................................     3,935,938
                                                                                                    ------------
                                                                                                       6,857,813
                                                                                                    ------------
           UTILITIES - ELECTRIC (2.5%)
  70,000   AES Corp. (The)*.......................................................................     3,679,374
                                                                                                    ------------
           UTILITIES - TELECOMMUNICATIONS (2.0%)
  60,000   WorldCom, Inc.*........................................................................     2,898,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $115,654,044).........................................................   144,102,887
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (0.4%)
           REPURCHASE AGREEMENT
$    673   The Bank of New York 5.50% due 07/01/98 (dated 06/30/97; proceeds $673,363) (a)
             (IDENTIFIED COST $673,260)...........................................................  $    673,260
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $116,327,304) (a)........................................................   99.7 %   144,776,147

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.3         377,982
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 145,154,129
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $124,073 U.S. Treasury Bond 6.00% due 02/15/26 valued at $131,269 and $532,763 U.S. Treasury Note 6.25% due 02/28/02 valued at
     $555,456.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $30,815,986 and the aggregate gross unrealized depreciation is $2,367,143, resulting in net unrealized appreciation of $28,448,843.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (96.1%)
            AUSTRALIA (1.9%)
            BANKING
   300,000  Australia & New Zealand Banking Group Ltd.............................................  $  2,068,030
                                                                                                    ------------
            BUILDING & CONSTRUCTION
   788,000  Pioneer International Ltd.............................................................     1,877,315
                                                                                                    ------------
            GOLD
 2,350,000  Normandy Mining Ltd...................................................................     1,919,518
                                                                                                    ------------
            OIL RELATED
   650,000  Santos Ltd............................................................................     2,011,100
                                                                                                    ------------
            PAPER & FOREST PRODUCTS
   465,000  Amcor Ltd.............................................................................     2,034,336
                                                                                                    ------------

            TOTAL AUSTRALIA.......................................................................     9,910,299
                                                                                                    ------------

            CANADA (2.4%)
            BANKING
    73,000  Toronto Dominion Bank.................................................................     3,305,979
                                                                                                    ------------
            NATURAL GAS
    76,800  IPL Energy, Inc.......................................................................     3,464,996
   140,000  TransCanada Pipelines Ltd.............................................................     3,108,145
                                                                                                    ------------
                                                                                                       6,573,141
                                                                                                    ------------
            OIL RELATED
   168,000  Imperial Oil Ltd......................................................................     2,940,343
                                                                                                    ------------

            TOTAL CANADA..........................................................................    12,819,463
                                                                                                    ------------

            FRANCE (6.7%)
            BANKING
    15,500  Societe Generale......................................................................     3,215,364
                                                                                                    ------------
            BUILDING & CONSTRUCTION
    30,000  Lafarge S.A...........................................................................     3,094,315
                                                                                                    ------------
            FINANCIAL SERVICES
    31,000  Compagnie Financiere de Paribas.......................................................     3,310,009
     5,150  Societe Eurafrance S.A................................................................     3,229,639
                                                                                                    ------------
                                                                                                       6,539,648
                                                                                                    ------------
            FOODS & BEVERAGES
    14,500  Eridania Beghin-Say S.A...............................................................     3,194,571
                                                                                                    ------------
            MISCELLANEOUS MATERIALS & COMMODITIES
    16,500  Compagnie de Saint-Gobain.............................................................     3,052,480
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MULTI-INDUSTRY
     6,000  Compagnie Generale d'Industrie et de Participations...................................  $  3,163,627
                                                                                                    ------------
            OIL INTEGRATED - INTERNATIONAL
    22,700  Elf Aquitaine S.A.....................................................................     3,184,256
    25,000  Total S.A. (B Shares).................................................................     3,242,842
                                                                                                    ------------
                                                                                                       6,427,098
                                                                                                    ------------
            TELECOMMUNICATIONS
    16,000  Alcatel Alsthom.......................................................................     3,250,433
                                                                                                    ------------
            TELEVISION
    20,200  Societe Television
              Francaise 1.........................................................................     3,123,591
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    35,061,127
                                                                                                    ------------

            GERMANY (6.1%)
            BANKING
    65,000  Commerzbank AG........................................................................     2,469,446
                                                                                                    ------------
            BUILDING & CONSTRUCTION
    73,000  Bilfinger & Berger Bau AG.............................................................     2,496,848
                                                                                                    ------------
            CHEMICALS
    60,000  BASF AG...............................................................................     2,845,214
    56,000  Bayer AG..............................................................................     2,892,440
                                                                                                    ------------
                                                                                                       5,737,654
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
    42,000  Siemens AG............................................................................     2,558,370
                                                                                                    ------------
            MACHINERY - DIVERSIFIED
     6,700  MAN AG................................................................................     2,608,417
                                                                                                    ------------
            MULTI-INDUSTRY
    48,500  RWE AG................................................................................     2,864,458
     4,000  Viag AG...............................................................................     2,747,332
                                                                                                    ------------
                                                                                                       5,611,790
                                                                                                    ------------
            RETAIL - DEPARTMENT STORES
     5,000  Karstadt AG...........................................................................     2,426,312
                                                                                                    ------------
            STEEL & IRON
    11,200  Thyssen AG............................................................................     2,842,891
                                                                                                    ------------
            TEXTILES & APPAREL
     1,150  Hugo Boss AG (Pref.)..................................................................     2,531,107
                                                                                                    ------------
            UTILITIES - ELECTRIC
    37,800  VEBA AG...............................................................................     2,536,653
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    31,819,488
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            HONG KONG (4.4%)
            CONGLOMERATES
 1,241,000  Swire Pacific Ltd. (Class A)..........................................................  $  4,685,890
                                                                                                    ------------
            REAL ESTATE
   970,000  Cheung Kong (Holdings) Ltd............................................................     4,770,800
 1,381,000  Henderson Land Development Co., Ltd...................................................     4,554,902
                                                                                                    ------------
                                                                                                       9,325,702
                                                                                                    ------------
            TELECOMMUNICATIONS
 2,339,800  Hong Kong Telecommunications Ltd......................................................     4,394,771
                                                                                                    ------------
            UTILITIES - ELECTRIC
 1,485,000  Hong Kong Electric Holdings Ltd.......................................................     4,600,787
                                                                                                    ------------
            TOTAL HONG KONG.......................................................................    23,007,150
                                                                                                    ------------
            ITALY (3.0%)
            ELECTRIC POWER
   468,000  Edison SpA............................................................................     3,749,309
                                                                                                    ------------
            FINANCIAL SERVICES
   258,000  Istituto Mobiliare Italiano SpA.......................................................     4,057,059
                                                                                                    ------------
            OIL & GAS PRODUCTS
   610,000  Ente Nazionale Idrocarburi SpA........................................................     3,991,071
                                                                                                    ------------
            TELECOMMUNICATIONS
   810,000  Telecom Italia SpA....................................................................     3,914,439
                                                                                                    ------------

            TOTAL ITALY...........................................................................    15,711,878
                                                                                                    ------------

            JAPAN (19.7%)
            AUTOMOTIVE
   154,000  Honda Motor Co........................................................................     5,473,094
   211,000  Toyota Motor Corp.....................................................................     5,449,568
                                                                                                    ------------
                                                                                                      10,922,662
                                                                                                    ------------
            BREWERS
   620,000  Kirin Brewery Co., Ltd................................................................     5,843,165
                                                                                                    ------------
            BUILDING & CONSTRUCTION
   731,000  Sekisui House Ltd.....................................................................     5,653,417
                                                                                                    ------------
            ELECTRONICS & ELECTRICAL
   857,000  Hitachi, Ltd..........................................................................     5,579,748
   119,500  Kyocera Corp..........................................................................     5,828,849
   320,000  Matsushita Electric Industrial Co., Ltd...............................................     5,133,813

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
   662,000  Matsushita Electric Works, Ltd........................................................  $  5,334,101
 1,376,000  Mitsubishi Electric Corp..............................................................     3,157,871
   600,000  NEC Corp..............................................................................     5,581,295
   704,000  Sharp Corp............................................................................     5,692,777
    65,000  Sony Corp.............................................................................     5,588,129
    70,000  TDK Corp..............................................................................     5,161,871
                                                                                                    ------------
                                                                                                      47,058,454
                                                                                                    ------------
            ENTERTAINMENT & LEISURE TIME
    56,300  Nintendo Co., Ltd.....................................................................     5,204,712
                                                                                                    ------------
            MACHINERY - DIVERSIFIED
 1,500,000  Mitsubishi Heavy Industries Ltd.......................................................     5,654,676
                                                                                                    ------------
            PHARMACEUTICALS
   297,000  Taisho Pharmaceutical Co., Ltd........................................................     5,534,029
   221,000  Takeda Chemical Industries............................................................     5,866,835
                                                                                                    ------------
                                                                                                      11,400,864
                                                                                                    ------------
            POSTAL DELIVERY
   503,000  Yamato Transport Co., Ltd.............................................................     5,627,086
                                                                                                    ------------
            TOBACCO
       805  Japan Tobacco, Inc....................................................................     5,438,094
                                                                                                    ------------

            TOTAL JAPAN...........................................................................   102,803,130
                                                                                                    ------------

            MALAYSIA (0.4%)
            BANKING
 1,351,000  AMMB Holdings Berhad..................................................................       713,119
                                                                                                    ------------
            BUILDING & CONSTRUCTION
 1,185,000  United Engineers (Malaysia) Berhad....................................................       484,903
                                                                                                    ------------
            CONGLOMERATES
 1,595,000  Sime Darby Berhad.....................................................................     1,104,528
                                                                                                    ------------

            TOTAL MALAYSIA........................................................................     2,302,550
                                                                                                    ------------

            NETHERLANDS (2.7%)
            APPLIANCES & HOUSEHOLD DURABLES
    27,000  Philips Electronics NV................................................................     2,264,789
                                                                                                    ------------
            BANKING
   101,800  ABN-AMRO Holding NV...................................................................     2,376,965
                                                                                                    ------------
            CHEMICALS
    23,000  DSM NV................................................................................     2,355,734
                                                                                                    ------------
            POSTAL DELIVERY
    41,400  TNT Post Group NV*....................................................................     1,056,019
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            STEEL & IRON
    47,000  Koninklijke Hoogovens NV..............................................................  $  2,028,843
                                                                                                    ------------
            TELECOMMUNICATIONS
    41,400  Koninklijke KPN NV....................................................................     1,590,121
                                                                                                    ------------
            TRANSPORTATION
    58,000  KLM Royal Dutch Air Lines NV..........................................................     2,350,044
                                                                                                    ------------
            TOTAL NETHERLANDS.....................................................................    14,022,515
                                                                                                    ------------
            SPAIN (1.5%)
            BANKING
    32,000  Banco Popular Espanol S.A.............................................................     2,727,842
                                                                                                    ------------
            ELECTRIC
   109,000  Endesa S.A............................................................................     2,383,309
                                                                                                    ------------
            OIL RELATED
    50,000  Repsol S.A............................................................................     2,753,519
                                                                                                    ------------
            TOTAL SPAIN...........................................................................     7,864,670
                                                                                                    ------------
            SWEDEN (1.5%)
            AUTOMOBILES
    84,000  Volvo AB (B Shares)...................................................................     2,495,622
                                                                                                    ------------
            BANKING
   364,000  Nordbanken Holding AB.................................................................     2,663,748
                                                                                                    ------------
            MACHINERY - DIVERSIFIED
    90,600  Sandvik AB (B Shares).................................................................     2,482,036
                                                                                                    ------------
            TOTAL SWEDEN..........................................................................     7,641,406
                                                                                                    ------------

            SWITZERLAND (2.1%)
            BANKING
    10,123  UBS AG*...............................................................................     3,758,665
                                                                                                    ------------
            FOODS & BEVERAGES
     1,670  Nestle S.A............................................................................     3,568,677
                                                                                                    ------------
            PHARMACEUTICALS
     2,140  Novartis AG - Bearer..................................................................     3,558,683
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    10,886,025
                                                                                                    ------------

            UNITED KINGDOM (10.2%)
            BANKING
   190,000  National Westminster Bank PLC.........................................................     3,393,196
   196,000  Royal Bank of Scotland Group PLC......................................................     3,399,032
                                                                                                    ------------
                                                                                                       6,792,228
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            BREWERS
   177,678  Bass PLC..............................................................................  $  3,327,203
                                                                                                    ------------
            FOODS & BEVERAGES
   445,000  Hillsdown Holdings PLC................................................................     1,209,521
                                                                                                    ------------
            LEISURE
   562,000  Rank Group PLC........................................................................     3,083,174
                                                                                                    ------------
            MERCHANDISING
   190,000  Next PLC..............................................................................     1,631,649
                                                                                                    ------------
            METALS NON-FERROUS
   285,000  Rio Tinto PLC.........................................................................     3,207,853
                                                                                                    ------------
            MISCELLANEOUS MATERIALS & COMMODITIES
   960,000  Cookson Group PLC.....................................................................     3,297,648
                                                                                                    ------------
            MULTI-INDUSTRY
   552,000  Hanson PLC............................................................................     3,352,775
                                                                                                    ------------
            PAPER PRODUCTS
   955,000  Arjo Wiggins Appleton PLC.............................................................     3,200,849
                                                                                                    ------------
            STEEL & IRON
 1,530,000  British Steel PLC.....................................................................     3,361,305
                                                                                                    ------------
            TOBACCO
   353,000  B.A.T. Industries PLC.................................................................     3,531,765
                                                                                                    ------------
            UTILITIES - ELECTRIC
   522,500  National Grid Group PLC...............................................................     3,519,926
   367,000  National Power PLC....................................................................     3,451,525
   380,000  Scottish Hydro-Electric PLC...........................................................     3,371,018
                                                                                                    ------------
                                                                                                      10,342,469
                                                                                                    ------------
            UTILITIES - WATER
   210,000  Hyder PLC.............................................................................     3,288,143
   121,500  Hyder PLC (Pref.).....................................................................       243,628
   201,000  Severn Trent PLC......................................................................     3,517,583
                                                                                                    ------------
                                                                                                       7,049,354
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    53,387,793
                                                                                                    ------------

            UNITED STATES (33.5%)
            AEROSPACE & DEFENSE
    70,000  Northrop Grumman Corp.................................................................     7,218,750
                                                                                                    ------------
            ALUMINUM
   105,000  Aluminum Co. of America...............................................................     6,923,437
                                                                                                    ------------
            AUTOMOTIVE
   124,000  Ford Motor Co.........................................................................     7,316,000
                                                                                                    ------------
            BANKING
    80,500  BankAmerica Corp......................................................................     6,958,219
   195,000  KeyCorp...............................................................................     6,946,875
                                                                                                    ------------
                                                                                                      13,905,094
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CHEMICALS
    71,000  Dow Chemical Co.......................................................................  $  6,864,812
                                                                                                    ------------
            COMPUTERS - SYSTEMS
    64,000  International Business Machines Corp..................................................     7,348,000
                                                                                                    ------------
            CONGLOMERATES
    83,500  Minnesota Mining & Manufacturing Co...................................................     6,862,656
   183,000  Tenneco, Inc..........................................................................     6,965,437
                                                                                                    ------------
                                                                                                      13,828,093
                                                                                                    ------------
            CONTAINERS - METAL & GLASS
   146,500  Crown Cork & Seal Co., Inc............................................................     6,958,750
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   139,000  Fluor Corp............................................................................     7,089,000
                                                                                                    ------------
            FINANCIAL SERVICES
    92,050  Associates First Capital Corp. (Class A)..............................................     7,076,344
                                                                                                    ------------
            MACHINERY - DIVERSIFIED
   140,000  Deere & Co............................................................................     7,402,500
                                                                                                    ------------
            METALS & MINING
   121,000  Phelps Dodge Corp.....................................................................     6,919,688
                                                                                                    ------------
            OIL - DOMESTIC
   139,500  Ashland, Inc..........................................................................     7,201,688
                                                                                                    ------------
            OIL INTEGRATED - INTERNATIONAL
    84,000  Chevron Corp..........................................................................     6,977,250
                                                                                                    ------------
            PAPER & FOREST PRODUCTS
   156,000  International Paper Co................................................................     6,708,000
                                                                                                    ------------
            PHARMACEUTICALS
    60,000  Bristol-Myers Squibb Co...............................................................     6,896,250
                                                                                                    ------------
            RETAIL
   144,000  Dayton-Hudson Corp....................................................................     6,984,000
                                                                                                    ------------
            SUPERMARKETS
   130,000  Albertson's, Inc......................................................................     6,735,625
                                                                                                    ------------
            TELECOMMUNICATIONS
    95,000  Sprint Corp...........................................................................     6,697,500
                                                                                                    ------------
            TIRE & RUBBER GOODS
   107,500  Goodyear Tire & Rubber Co.............................................................     6,927,031
                                                                                                    ------------
            TOBACCO
   180,000  Philip Morris Companies, Inc..........................................................     7,087,500
                                                                                                    ------------
            UTILITIES - ELECTRIC
   183,400  GPU, Inc..............................................................................     6,934,813
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            UTILITIES - GAS
   120,000  Consolidated Natural Gas Co...........................................................  $  7,065,000
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................   175,065,125
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $455,165,940)........................................................   502,302,619
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (3.7%)
            U.S. GOVERNMENT AGENCY
$   19,500  Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (a) (AMORTIZED COST
              $19,500,000)........................................................................    19,500,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $474,665,940) (B)........................................................   99.8 %   521,802,619

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2       1,172,201
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 522,974,820
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $80,950,658 and the aggregate gross unrealized depreciation is $33,813,979, resulting in net unrealized appreciation of $47,136,679.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1998:

                                               UNREALIZED
 CONTRACTS TO           IN         DELIVERY   APPRECIATION
    RECEIVE        EXCHANGE FOR      DATE    (DEPRECIATION)
------------------------------------------------------------
$       240,512   JPY 34,135,934   07/01/98  $       (5,070)
ITL 348,967,125   $      197,406   07/01/98          (1,423)
$        73,803   JPY 10,258,585   07/02/98        --
$       322,167   GBP    193,746   07/02/98            (905)
$       224,025   JPY 31,123,763   07/03/98             113
$        50,988   GBP     30,639   07/03/98            (104)
ITL 306,138,437   $      172,283   07/06/98            (353)
GBP     468,870   $      781,907   07/06/98             (66)
GBP     338,328   $      564,298   07/07/98            (135)

                                               UNREALIZED
 CONTRACTS TO           IN         DELIVERY   APPRECIATION
    RECEIVE        EXCHANGE FOR      DATE    (DEPRECIATION)
------------------------------------------------------------

$       158,129    FRF   957,600   07/31/98              97
$        62,452    FRF   378,810   07/31/98             (63)
                                                    -------
        Net unrealized depreciation........  $       (7,909)
                                                    -------
                                                    -------

CURRENCY ABBREVIATIONS:

FRF        French Franc.
GBP        British Pound.
ITL        Italian Lira.
JPY        Japanese Yen.

                                                                             PERCENT
                                                                                OF
                                                                               NET
                          INDUSTRY                                VALUE       ASSETS
-------------------------------------------------------------------------------------
Aerospace & Defense.........................................  $   7,218,750    1.4%
Aluminum....................................................      6,923,437    1.3
Appliances & Household Durables.............................      2,264,789    0.4
Automobiles.................................................      2,495,622    0.5
Automotive..................................................     18,238,662    3.5
Banking.....................................................     43,996,480    8.4
Brewers.....................................................      9,170,368    1.7
Building & Construction.....................................     13,606,798    2.6
Chemicals...................................................     14,958,200    2.9
Computers - Systems.........................................      7,348,000    1.4
Conglomerates...............................................     19,618,511    3.7
Containers - Metal & Glass..................................      6,958,750    1.3
Electric....................................................      2,383,309    0.4
Electric Power..............................................      3,749,309    0.7
Electrical Equipment........................................      2,558,370    0.5
Electronics & Electrical....................................     47,058,454    9.0
Engineering & Construction..................................      7,089,000    1.4
Entertainment & Leisure Time................................      5,204,712    1.0
Financial Services..........................................     17,673,051    3.4
Foods & Beverages...........................................      7,972,769    1.5
Gold........................................................      1,919,518    0.4
Leisure.....................................................      3,083,174    0.6
Machinery - Diversified.....................................     18,147,629    3.5
Merchandising...............................................      1,631,649    0.3
Metals & Mining.............................................      6,919,688    1.3
Metals Non-Ferrous..........................................      3,207,853    0.6
Miscellaneous Materials & Commodities.......................      6,350,128    1.2
Multi-Industry..............................................     12,128,192    2.3
Natural Gas.................................................      6,573,141    1.3
Oil & Gas Products..........................................      3,991,071    0.8

                                                                             PERCENT
                                                                                OF
                                                                               NET
                          INDUSTRY                                VALUE       ASSETS
-------------------------------------------------------------------------------------
Oil - Domestic..............................................  $   7,201,688    1.4%
Oil Integrated - International..............................     13,404,348    2.6
Oil Related.................................................      7,704,962    1.5
Paper & Forest Products.....................................      8,742,336    1.7
Paper Products..............................................      3,200,849    0.6
Pharmaceuticals.............................................     21,855,797    4.2
Postal Delivery.............................................      6,683,105    1.3
Real Estate.................................................      9,325,702    1.8
Retail......................................................      6,984,000    1.3
Retail - Department Stores..................................      2,426,312    0.5
Steel & Iron................................................      8,233,039    1.6
Supermarkets................................................      6,735,625    1.3
Telecommunications..........................................     19,847,264    3.8
Television..................................................      3,123,591    0.6
Textiles & Apparel..........................................      2,531,107    0.5
Tire & Rubber Goods.........................................      6,927,031    1.3
Tobacco.....................................................     16,057,359    3.1
Transportation..............................................      2,350,044    0.4
U.S. Government Agency......................................     19,500,000    3.7
Utilities - Electric........................................     24,414,722    4.7
Utilities - Gas.............................................      7,065,000    1.3
Utilities - Water...........................................      7,049,354    1.3
                                                              -------------    ---
                                                              $ 521,802,619   99.8%
                                                              -------------    ---
                                                              -------------    ---

                                                                             PERCENT
                                                                                OF
                                                                               NET
                     TYPE OF INVESTMENT                           VALUE       ASSETS
-------------------------------------------------------------------------------------
Common Stocks...............................................  $ 499,527,884   95.5%
Preferred Stocks............................................      2,774,735    0.6
Short-Term Investment.......................................     19,500,000    3.7
                                                              -------------    ---
                                                              $ 521,802,619   99.8%
                                                              -------------    ---
                                                              -------------    ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

 NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------
              COMMON AND PREFERRED STOCKS AND RIGHTS (97.9%)
              DENMARK (0.9%)
              PHARMACEUTICALS
     33,950   Novo-Nordisk AS (Series B)...................  $   4,675,616
                                                             -------------

              FINLAND (1.8%)
              INSURANCE
        887   Pohjola Insurance Co. "B"....................         44,085
                                                             -------------
              TELECOMMUNICATION EQUIPMENT
    124,400   Nokia Oyj (A Shares).........................      9,138,400
                                                             -------------

              TOTAL FINLAND................................      9,182,485
                                                             -------------

              FRANCE (16.4%)
              BANKING
     87,467   Banque Nationale de Paris....................      7,130,737
      1,138   Banque Nationale de Paris (New)*.............         92,775
     59,560   Credit Commercial de France..................      5,003,060
                                                             -------------
                                                                12,226,572
                                                             -------------
              CONGLOMERATES
     63,790   Lagardere S.C.A..............................      2,649,714
                                                             -------------
              ELECTRICAL EQUIPMENT
     55,480   Alcatel Alsthom..............................     11,270,877
                                                             -------------
              ELECTRONICS - SEMICONDUCTORS
     83,900   SGS-Thomson Microelectronics N.V.*...........      5,933,022
                                                             -------------
              HOTELS/MOTELS
     41,330   Accor S.A....................................     11,540,616
                                                             -------------
              HOUSEHOLD PRODUCTS
     50,940   Societe BIC S.A..............................      3,614,853
                                                             -------------
              INSURANCE
     99,400   AXA-UAP......................................     11,154,716
                                                             -------------
              MERCHANDISING
      7,800   Carrefour S.A................................      4,923,674
                                                             -------------
              MISCELLANEOUS MATERIALS & COMMODITIES
     28,800   Compagnie de Saint-Gobain....................      5,327,964
                                                             -------------
              OIL RELATED
     24,040   Elf Aquitaine S.A............................      3,372,225
     42,000   Total S.A. (B Shares)........................      5,447,974
                                                             -------------
                                                                 8,820,199
                                                             -------------

 NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------
              PHARMACEUTICALS
     50,150   Sanofi S.A...................................  $   5,884,421
                                                             -------------
              RETAIL
     23,250   Etablissements Economiques du Casino
                Guichard-Perrachon ET CIE*.................      1,852,480
                                                             -------------

              TOTAL FRANCE.................................     85,199,108
                                                             -------------

              GERMANY (11.8%)
              AIRLINES
    240,000   Deutsche Lufthansa AG........................      6,032,185
                                                             -------------
              APPAREL MANUFACTURER
      1,490   Hugo Boss AG (Pref.).........................      3,279,434
                                                             -------------
              AUTOMOTIVE
      6,744   Bayerische Motoren Werke (BMW) AG............      6,806,282
      1,348   Bayerische Motoren Werke (BMW) AG (New)*.....      1,341,813
        674   Bayerische Motoren Werke (BMW) AG
                (Rights)*..................................        680,224
      6,430   Volkswagen AG................................      6,197,805
                                                             -------------
                                                                15,026,124
                                                             -------------
              BANKING
     95,200   Bayerische Vereinsbank AG....................      8,054,858
     47,500   Dresdner Bank AG.............................      2,561,107
                                                             -------------
                                                                10,615,965
                                                             -------------
              CHEMICALS
    108,400   BASF AG......................................      5,140,353
                                                             -------------
              HEALTH & PERSONAL CARE
         81   Rhoen-Klinikum AG............................          7,996
        103   Rhoen-Klinikum AG (Pref.)....................          9,911
                                                             -------------
                                                                    17,907
                                                             -------------
              MACHINERY - DIVERSIFIED
     95,000   Mannesmann AG................................      9,745,341
                                                             -------------
              MULTI-LINE INSURANCE
     23,450   Allianz AG...................................      7,800,240
                                                             -------------
              UTILITIES
     59,000   VEBA AG......................................      3,959,326
                                                             -------------

              TOTAL GERMANY................................     61,616,875
                                                             -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------
              ITALY (4.1%)
              BANKING
  2,100,000   Banca di Roma*...............................  $   4,363,697
                                                             -------------
              HOUSEHOLD FURNISHINGS & APPLIANCES
    112,650   Industrie Natuzzi SpA (ADR)..................      2,928,900
                                                             -------------
              TELECOMMUNICATIONS
  1,203,500   Telecom Italia SpA...........................      8,844,096
                                                             -------------
              TELEVISION
    830,000   Mediaset SpA.................................      5,288,302
                                                             -------------

              TOTAL ITALY..................................     21,424,995
                                                             -------------
              NETHERLANDS (11.1%)
              ELECTRICAL EQUIPMENT
    149,235   Philips Electronics NV.......................     12,517,995
                                                             -------------
              ELECTRONICS - SEMICONDUCTORS
     81,000   ASM Lithography Holding NV*..................      2,391,936
                                                             -------------
              INSURANCE
    109,444   Aegon NV.....................................      9,502,398
        604   Aegon NV (Stock Dividend)*...................         52,442
    153,584   ING Groep NV.................................     10,035,018
                                                             -------------
                                                                19,589,858
                                                             -------------
              OIL INTEGRATED - INTERNATIONAL
    105,440   Royal Dutch Petroleum Co.....................      5,834,216
                                                             -------------
              PUBLISHING
    272,000   Ver Ned Uitgev Ver Bezit NV..................      9,860,100
                                                             -------------
              RETAIL
    233,137   Koninklijke Ahold NV.........................      7,467,794
      4,662   Koninklijke Ahold NV (Stock Dividend)*.......        149,332
                                                             -------------
                                                                 7,617,126
                                                             -------------

              TOTAL NETHERLANDS............................     57,811,231
                                                             -------------
              SPAIN (4.5%)
              BANKING
    166,283   Banco Bilbao Vizcaya S.A.....................      8,528,723
     81,842   Banco Popular Espanol S.A....................      6,976,625
                                                             -------------
                                                                15,505,348
                                                             -------------
              TELECOMMUNICATIONS
    165,494   Telefonica S.A...............................      7,646,979
                                                             -------------

              TOTAL SPAIN..................................     23,152,327
                                                             -------------
              SWEDEN (9.8%)
              AUTOMOBILES
    208,750   Volvo AB (B Shares)..........................      6,201,917
                                                             -------------

 NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------
              BANKING
    367,000   Nordbanken Holding AB*.......................  $   2,685,702
                                                             -------------
              BUSINESS SERVICES
    110,000   Assa Abloy AB (Series B).....................      4,313,860
    169,000   Securitas AB (Series "B" Free)...............      8,255,504
                                                             -------------
                                                                12,569,364
                                                             -------------
              INSURANCE
    548,405   Skandia Forsakrings AB.......................      7,820,637
                                                             -------------
              PHARMACEUTICALS
    260,167   Astra AB (B Shares)..........................      5,174,700
    105,600   Astra AB (Series "A" Free)...................      2,153,215
                                                             -------------
                                                                 7,327,915
                                                             -------------
              RETAIL
     62,080   Hennes & Mauritz AB (B Shares)...............      3,952,805
                                                             -------------
              TELECOMMUNICATION EQUIPMENT
    364,540   Ericsson (L.M.) Telephone Co. AB (Series "B"
                Free)......................................     10,625,196
                                                             -------------

              TOTAL SWEDEN.................................     51,183,536
                                                             -------------

              SWITZERLAND (8.6%)
              BANKING
     43,565   Credit Suisse Group..........................      9,679,518
     24,175   UBS AG.......................................      8,976,103
                                                             -------------
                                                                18,655,621
                                                             -------------
              FINANCIAL SERVICES
      2,470   Compagnie Financiere Richemont AG (Series
                "A").......................................      3,227,748
                                                             -------------
              FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
      5,082   Nestle S.A...................................     10,859,889
                                                             -------------
              PHARMACEUTICALS
      4,720   Novartis AG..................................      7,842,844
      1,000   Novartis AG - Bearer.........................      1,662,936
        281   Roche Holdings AG............................      2,755,428
                                                             -------------
                                                                12,261,208
                                                             -------------

              TOTAL SWITZERLAND............................     45,004,466
                                                             -------------

              UNITED KINGDOM (28.9%)
              AEROSPACE & DEFENSE
    405,492   British Aerospace PLC........................      3,103,565
    810,000   Rolls-Royce PLC*.............................      3,342,921
    114,707   Smiths Industries PLC........................      1,587,573
                                                             -------------
                                                                 8,034,059
                                                             -------------
              AIR TRANSPORT
    154,350   British Airways PLC..........................      1,669,100
                                                             -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------
              AUTOMOTIVE
    414,838   BBA Group PLC................................  $   3,119,758
                                                             -------------
              BANKING
    339,000   Abbey National PLC...........................      6,020,259
    159,000   Barclays Bank PLC............................      4,581,490
    158,394   HSBC Holdings PLC............................      4,017,295
    290,000   Lloyds TSB Group PLC.........................      4,054,776
    154,000   Standard Chartered PLC.......................      1,748,774
                                                             -------------
                                                                20,422,594
                                                             -------------
              BEVERAGES - ALCOHOLIC
    311,297   Diageo PLC...................................      3,685,523
                                                             -------------
              BROADCAST MEDIA
    160,000   Flextech PLC*................................      1,478,072
                                                             -------------
              BUILDING & CONSTRUCTION
    313,000   Blue Circle Industries PLC...................      1,766,724
                                                             -------------
              BUSINESS SERVICES
    169,866   Reuters Holdings PLC.........................      1,940,273
                                                             -------------
              COMPUTER SOFTWARE & SERVICES
    150,000   Sage Group (The) PLC.........................      4,235,567
    385,816   SEMA Group PLC...............................      4,535,605
                                                             -------------
                                                                 8,771,172
                                                             -------------
              CONGLOMERATES
    608,562   BTR PLC......................................      1,725,121
    415,000   Tomkins PLC..................................      2,250,771
                                                             -------------
                                                                 3,975,892
                                                             -------------
              ELECTRICAL EQUIPMENT
    306,363   BICC Group (The) PLC.........................        653,901
    210,000   General Electric Co. PLC.....................      1,808,654
                                                             -------------
                                                                 2,462,555
                                                             -------------
              FOOD PROCESSING
    262,000   Associated British Foods PLC.................      2,470,585
    312,000   Unilever PLC.................................      3,319,259
                                                             -------------
                                                                 5,789,844
                                                             -------------
              FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
    266,420   B.A.T. Industries PLC........................      2,665,532
    177,500   Tate & Lyle PLC..............................      1,406,651
                                                             -------------
                                                                 4,072,183
                                                             -------------
              HEALTH & PERSONAL CARE
    880,000   London International Group PLC...............      3,088,877
                                                             -------------
              INSURANCE
     40,000   Britannic Assurance PLC......................        757,045
    289,200   Prudential Corp. PLC.........................      3,807,293
    327,271   Royal & Sun Alliance Insurance Group PLC.....      3,380,763
                                                             -------------
                                                                 7,945,101
                                                             -------------

 NUMBER OF
  SHARES                                                         VALUE
--------------------------------------------------------------------------
              LEISURE
    216,000   Granada Group PLC............................  $   3,969,184
    314,000   Rank Group PLC...............................      1,722,627
                                                             -------------
                                                                 5,691,811
                                                             -------------
              NATURAL GAS
    601,541   BG PLC*......................................      3,475,636
                                                             -------------
              OIL RELATED
    440,000   British Petroleum Co. PLC....................      6,412,538
    794,000   Lasmo PLC....................................      3,177,588
    329,000   Shell Transport & Trading Co. PLC............      2,315,124
                                                             -------------
                                                                11,905,250
                                                             -------------
              PHARMACEUTICALS
    319,100   Glaxo Wellcome PLC...........................      9,572,465
    473,344   SmithKline Beecham PLC.......................      5,773,738
                                                             -------------
                                                                15,346,203
                                                             -------------
              PUBLISHING - NEWSPAPER
    198,000   United News & Media PLC......................      2,766,783
                                                             -------------
              RAILROAD EQUIPMENT
     90,000   Railtrack Group PLC..........................      2,204,602
                                                             -------------
              REAL ESTATE
    203,200   Hammerson PLC................................      1,650,131
                                                             -------------
              RETAIL
    209,200   Great Universal Stores PLC...................      2,755,844
    247,000   Morrison (W.M.) Supermarkets PLC.............      1,243,855
    164,000   Next PLC.....................................      1,408,370
                                                             -------------
                                                                 5,408,069
                                                             -------------
              RETAIL - DEPARTMENT STORES
    162,000   Kingfisher PLC...............................      2,606,803
                                                             -------------
              RETAIL - MERCHANDISING
    177,820   Tesco PLC....................................      1,734,612
                                                             -------------
              TELECOMMUNICATIONS
    829,000   British Telecommunications PLC...............     10,229,445
    474,000   General Cable PLC*...........................      1,881,140
    425,635   Securicor PLC................................      3,463,562
    180,000   Vodafone Group PLC...........................      2,282,641
                                                             -------------
                                                                17,856,788
                                                             -------------
              UTILITIES - ELECTRIC
    168,524   National Power PLC...........................      1,584,918
                                                             -------------

              TOTAL UNITED KINGDOM.........................    150,453,333
                                                             -------------

              TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
              (IDENTIFIED COST $349,451,800)...............    509,703,972
                                                             -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                       VALUE
--------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (a) (1.5%)
              U.S. GOVERNMENT AGENCY
$     8,000   Federal Home Loan Mortgage Corp. 5.85% due
                07/01/98
                (AMORTIZED COST $8,000,000)................  $   8,000,000
                                                             -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $357,451,800) (b)........................................................   99.4 %   517,703,972

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.6       3,227,573
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 520,931,545
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $165,154,546 and the aggregate gross unrealized depreciation is $4,902,374, resulting in net unrealized appreciation of $160,252,172.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1998:

                                       UNREALIZED
CONTRACTS TO       IN       DELIVERY  APPRECIATION/
  RECEIVE     EXCHANGE FOR    DATE    DEPRECIATION
--------------------------------------------------
$    95,931    FIM 526,423  07/01/98  $      92
$   806,477    GBP 483,500  07/01/98        242
$   208,685    GBP 125,374  07/02/98       (376)
                                          -----
Net unrealized depreciation.........  $     (42)
                                          -----
                                          -----

CURRENCY ABBREVIATIONS:
-------------------------------------------------------
GBP        British Pound.
FIM        Finnish Markka.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                                            PERCENT
                                                                              OF
                                                                              NET
INDUSTRY                                                         VALUE      ASSETS
-----------------------------------------------------------------------------------
Aerospace & Defense.........................................  $  8,034,059    1.5  %
Air Transport...............................................     1,669,100    0.3
Airlines....................................................     6,032,185    1.2
Apparel Manufacturer........................................     3,279,434    0.6
Automobiles.................................................     6,201,917    1.2
Automotive..................................................    18,145,882    3.5
Banking.....................................................    84,475,499   16.2
Beverages - Alcoholic.......................................     3,685,523    0.7
Broadcast Media.............................................     1,478,072    0.3
Building & Construction.....................................     1,766,724    0.3
Business Services...........................................    14,509,637    2.8
Chemicals...................................................     5,140,353    1.0
Computer Software & Services................................     8,771,172    1.7
Conglomerates...............................................     6,625,606    1.3
Electrical Equipment........................................    26,251,427    5.1
Electronics - Semiconductors................................     8,324,958    1.6
Financial Services..........................................     3,227,748    0.6
Food Processing.............................................     5,789,844    1.1
Food, Beverage, Tobacco, & Household Products...............    14,932,072    2.9
Health & Personal Care......................................     3,106,784    0.6
Hotels/Motels...............................................    11,540,616    2.2
Household Furnishings & Appliances..........................     2,928,900    0.6
Household Products..........................................     3,614,853    0.7
Insurance...................................................    46,554,397    8.9
Leisure.....................................................     5,691,811    1.1
Machinery - Diversified.....................................     9,745,341    1.9
Merchandising...............................................     4,923,674    0.9
Miscellaneous Materials & Commodities.......................     5,327,964    1.0

                                                                            PERCENT
                                                                              OF
                                                                              NET
INDUSTRY                                                         VALUE      ASSETS
-----------------------------------------------------------------------------------
Multi-Line Insurance........................................  $  7,800,240    1.5  %
Natural Gas.................................................     3,475,636    0.7
Oil Integrated - International..............................     5,834,216    1.1
Oil Related.................................................    20,725,449    4.0
Pharmaceuticals.............................................    45,495,363    8.7
Publishing..................................................     9,860,100    1.9
Publishing - Newspaper......................................     2,766,783    0.5
Railroad Equipment..........................................     2,204,602    0.4
Real Estate.................................................     1,650,131    0.3
Retail......................................................    18,830,480    3.6
Retail - Department Stores..................................     2,606,803    0.5
Retail - Merchandising......................................     1,734,612    0.3
Telecommunication Equipment.................................    19,763,596    3.8
Telecommunications..........................................    34,347,863    6.6
Television..................................................     5,288,302    1.0
U.S. Government Agency......................................     8,000,000    1.6
Utilities...................................................     3,959,326    0.8
Utilities - Electric........................................     1,584,918    0.3
                                                              ------------  -------
                                                              $517,703,972   99.4  %
                                                              ------------  -------
                                                              ------------  -------

                                                                            PERCENT
                                                                              OF
                                                                              NET
TYPE OF INVESTMENT                                               VALUE      ASSETS
-----------------------------------------------------------------------------------
Common Stocks...............................................  $505,734,403   97.2  %
Preferred Stocks............................................     3,289,345    0.6
Rights......................................................       680,224    0.1
Short-Term Investment.......................................     8,000,000    1.5
                                                              ------------  -------
                                                              $517,703,972   99.4  %
                                                              ------------  -------
                                                              ------------  -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS AND BONDS (86.2%)
                  AUSTRALIA (5.3%)
                  BANKING
        125,000   Westpac Banking Corp., Ltd.......................................................  $   761,898
                                                                                                     -----------
                  COMMERCIAL SERVICES
         60,500   Mayne Nickless Ltd...............................................................      320,090
                                                                                                     -----------
                  FOOD WHOLESALERS
        295,000   Goodman Fielder Ltd..............................................................      428,983
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
        257,000   Fosters Brewing Group Ltd........................................................      604,320
                                                                                                     -----------
                  MANUFACTURING - DIVERSIFIED
        230,000   Pacific Dunlop Ltd...............................................................      371,466
                                                                                                     -----------
                  OIL - EXPLORATION & PRODUCTION
         90,000   Oil Search Ltd...................................................................      135,888
                                                                                                     -----------
                  RETAIL STORES
         38,400   Coles Myer Ltd...................................................................      149,700
                                                                                                     -----------

                  TOTAL AUSTRALIA..................................................................    2,772,345
                                                                                                     -----------
                  CHINA (1.0%)
                  METALS & MINING
        795,000   Yanzhou Coal Mining Co., Ltd.....................................................      151,888
                                                                                                     -----------
                  REAL ESTATE
        382,000   China Resources Beijing Land.....................................................      123,281
                                                                                                     -----------
                  UTILITIES - ELECTRIC
        331,000   Huaneng Power International, Inc. (Class H)......................................      110,027
        476,000   Zhejiang Southeast Electric Power Co., Ltd. (B Shares)...........................      133,280
                                                                                                     -----------
                                                                                                         243,307
                                                                                                     -----------

                  TOTAL CHINA......................................................................      518,476
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  HONG KONG (27.4%)
                  BANKING
        219,000   Dao Heng Bank Group Ltd..........................................................  $   310,979
        131,500   Hang Seng Bank Ltd...............................................................      743,523
         27,000   HSBC Holdings PLC................................................................      660,492
                                                                                                     -----------
                                                                                                       1,714,994
                                                                                                     -----------
                  BANKS
         28,600   Dah Sing Financial Group.........................................................       33,228
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
         74,000   New World Infrastructure Ltd.*...................................................       85,019
                                                                                                     -----------
                  CONGLOMERATES
        118,000   Citic Pacific Ltd................................................................      208,688
        496,000   Hutchison Whampoa Ltd............................................................    2,618,783
         92,000   Swire Pacific Ltd. (Class A).....................................................      347,383
                                                                                                     -----------
                                                                                                       3,174,854
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
        191,000   ASM Pacific Technology Ltd.......................................................       81,366
        125,000   Johnson Electric Holdings, Ltd...................................................      463,112
                                                                                                     -----------
                                                                                                         544,478
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
        150,000   Road King Infrastructure Ltd.*...................................................      118,118
                                                                                                     -----------
                  REAL ESTATE
        358,000   Cheung Kong (Holdings) Ltd.......................................................    1,760,769
        398,000   New World Development Co., Ltd...................................................      770,671
        283,000   Sun Hung Kai Properties Ltd......................................................    1,201,923
                                                                                                     -----------
                                                                                                       3,733,363
                                                                                                     -----------
                  RETAIL - FOOD CHAINS
        258,000   Dairy Farm International Holdings Ltd............................................      276,060
                                                                                                     -----------
                  RETAIL - SPECIALTY APPAREL
             60   Dickson Concepts International Ltd. (New)........................................           84
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS
        299,000   China Telecom Ltd................................................................  $   519,144
      1,000,000   Hong Kong Telecommunications Ltd.................................................    1,878,267
                                                                                                     -----------
                                                                                                       2,397,411
                                                                                                     -----------
                  UTILITIES
        276,500   CLP Holdings Ltd.................................................................    1,259,982
        431,892   Hong Kong & China Gas Co., Ltd...................................................      490,628
         19,676   Hong Kong & China Gas Co., Ltd. (Warrants due 09/30/99)..........................        1,346
        195,000   Hong Kong Electric Holdings Ltd..................................................      604,144
                                                                                                     -----------
                                                                                                       2,356,100
                                                                                                     -----------
                  TOTAL HONG KONG..................................................................   14,433,709
                                                                                                     -----------
                  INDIA (1.1%)
                  ALUMINUM
          9,000   Hindalco Industries Ltd. (GDR)*..................................................      126,000
                                                                                                     -----------
                  BANKING
         16,000   State Bank of India (GDR)........................................................      189,600
                                                                                                     -----------
                  TELEPHONES
         13,500   Mahanagar Telephone Nigam Ltd. (GDR)*............................................      141,412
                                                                                                     -----------
                  TEXTILES
         18,000   Reliance Industries Ltd. (GDR)...................................................      117,450
                                                                                                     -----------
                  TOTAL INDIA......................................................................      574,462
                                                                                                     -----------

                  INDONESIA (0.4%)
                  INVESTMENT COMPANIES
        500,000   Peregrine Indonesia Fund Ltd.**..................................................      --
                                                                                                     -----------
                  OIL & GAS EXPLORATION
         16,500   Gulf Indonesia Resources Ltd.*...................................................      189,750
                                                                                                     -----------
                  TOTAL INDONESIA..................................................................      189,750
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  JAPAN (19.3%)
                  AUTO TRUCKS & PARTS
          1,000   Yasunaga Corp....................................................................  $     6,043
                                                                                                     -----------
                  AUTOMOTIVE
          7,000   Honda Motor Co...................................................................      248,777
          8,000   Toyota Motor Corp................................................................      206,619
                                                                                                     -----------
                                                                                                         455,396
                                                                                                     -----------
                  BANKING
         26,000   Asahi Bank Ltd...................................................................      114,101
         18,000   Bank of Tokyo-Mitsubishi Ltd.....................................................      190,230
         30,000   Mitsui Trust & Banking Co., Ltd..................................................       70,576
         15,000   Sanwa Bank Ltd...................................................................      133,921
         15,000   Sumitomo Bank Ltd................................................................      145,683
         12,000   Sumitomo Trust & Banking Co......................................................       53,525
                                                                                                     -----------
                                                                                                         708,036
                                                                                                     -----------
                  BEVERAGES
          3,000   Itoen Ltd........................................................................       92,806
         24,000   Kajima Corp......................................................................       65,612
          4,000   Mikuni Coca-Cola Bottling Co.....................................................       68,489
                                                                                                     -----------
                                                                                                         226,907
                                                                                                     -----------
                  BREWERY
         17,000   Kirin Brewery Co., Ltd...........................................................      160,216
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
          7,000   Kaneshita Construction...........................................................       36,360
     JPY 12,000 K Sanwa Shutter Corp. 0.90% due 03/31/06 (Conv.)...................................       79,338
                                                                                                     -----------
                                                                                                         115,698
                                                                                                     -----------
                  BUILDING MATERIALS
          3,700   Nichiha Corp.....................................................................       21,801
         14,000   Sanwa Shutter Corp...............................................................       61,439
                                                                                                     -----------
                                                                                                          83,240
                                                                                                     -----------
                  BUSINESS SERVICES
          2,000   Nichii Gakkan Co.................................................................       66,331
          3,000   Secom Co.........................................................................      172,878
                                                                                                     -----------
                                                                                                         239,209
                                                                                                     -----------
                  CHEMICALS
          6,000   Ibiden Co., Ltd..................................................................       82,662
         33,000   Mitsubishi Chemical Corp.........................................................       59,590

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
         10,000   Sanyo Chemical Industries Ltd....................................................  $    84,892
          7,000   Shin-Etsu Chemical Co............................................................      120,863
         14,000   Sumitomo Bakelite Co., Ltd.......................................................       93,065
          3,000   Tokyo Ohka Kogyo Co., Ltd........................................................       85,036
                                                                                                     -----------
                                                                                                         526,108
                                                                                                     -----------
                  COMPUTER SOFTWARE & SERVICES
          6,000   Hitachi Software Engineering Co., Ltd............................................      158,849
          3,000   Meitec Corp......................................................................      103,597
              5   NTT Data Communications Systems Corp.............................................      180,216
                                                                                                     -----------
                                                                                                         442,662
                                                                                                     -----------
                  COSMETICS
          9,000   Kao Corp.........................................................................      138,561
                                                                                                     -----------
                  ELECTRIC
          6,500   Tokyo Electric Power Co..........................................................      127,194
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
          2,000   Aiwa Co., Ltd....................................................................       62,590
          5,000   Canon, Inc.......................................................................      113,309
     JPY  9,000 K Canon, Inc. 1.00% due 12/20/02 (Conv.)...........................................      137,590
          3,000   Mitsui High-Tec, Inc.............................................................       70,791
         14,000   NGK Insulators, Ltd..............................................................      121,367
          2,000   Shinko Electric Industries Co., Ltd..............................................       72,662
          3,400   Sony Corp........................................................................      292,302
         10,000   Sumitomo Electric Industries.....................................................      100,935
          3,000   TDK Corp.........................................................................      221,223
                                                                                                     -----------
                                                                                                       1,192,769
                                                                                                     -----------
                  ELECTRONICS
            500   Nidec Corp.......................................................................       34,101
          2,000   Rohm Co., Ltd....................................................................      205,036
                                                                                                     -----------
                                                                                                         239,137
                                                                                                     -----------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          4,000   Tokyo Seimitsu Co., Ltd..........................................................      100,719
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
          8,000   Kurita Water Industries Ltd......................................................       94,389
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ENTERTAINMENT
          2,000   Nintendo Co., Ltd................................................................  $   184,892
          3,600   Sony Music Entertainment Inc.....................................................      152,547
                                                                                                     -----------
                                                                                                         337,439
                                                                                                     -----------
                  FINANCIAL SERVICES
          2,000   Nichiei Co., Ltd. (Kyoto)........................................................      135,827
         10,000   Nomura Securities Co., Ltd.......................................................      116,187
          2,700   Orix Corp........................................................................      182,007
                                                                                                     -----------
                                                                                                         434,021
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
         10,000   Nippon Meat Packers, Inc.........................................................      122,230
                                                                                                     -----------
                  HAND TOOLS
          1,000   Disco Corp.......................................................................       27,698
                                                                                                     -----------
                  INSURANCE
         15,000   Tokio Marine & Fire Insurance Co.................................................      153,885
                                                                                                     -----------
                  MACHINERY
         14,000   Daifuku Co., Ltd.................................................................       52,072
          3,000   Fuji Machine Manufacturing Co., Ltd..............................................       79,425
          1,300   Keyence Corp.....................................................................      141,223
          7,000   Minebea Co., Ltd.................................................................       69,547
     JPY 19,000 K Minebea Co., Ltd. 0.80% due 03/31/03 (Conv.).....................................      220,482
         16,000   OSG Corp.........................................................................       95,540
          2,700   Shima Seiki Manufacturing Ltd....................................................       91,101
                                                                                                     -----------
                                                                                                         749,390
                                                                                                     -----------
                  MERCHANDISING
          4,000   Misumi Corp......................................................................       67,338
                                                                                                     -----------
                  METALS
            100   Fujimi Inc.......................................................................        3,655
                                                                                                     -----------
                  METALS & MINING
          4,000   Sumitomo Special Metals Co., Ltd.................................................       84,892
                                                                                                     -----------
                  METALS NON-FERROUS
         29,000   Mitsui Mining & Smelting Co., Ltd................................................      120,173
                                                                                                     -----------
                  MULTI-INDUSTRY
         10,000   Mitsui & Co......................................................................       53,957
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  NATURAL GAS
         48,000   Tokyo Gas Co., Ltd...............................................................  $   106,705
                                                                                                     -----------
                  OFFICE EQUIPMENT
         14,000   Ricoh Co., Ltd...................................................................      147,151
                                                                                                     -----------
                  PAPER PRODUCTS
         23,000   Tomoegawa Paper Co., Ltd.........................................................       56,424
                                                                                                     -----------
                  PHARMACEUTICALS
         12,000   Sankyo Co., Ltd..................................................................      272,806
          7,000   Takeda Chemical Industries.......................................................      185,827
                                                                                                     -----------
                                                                                                         458,633
                                                                                                     -----------
                  PHOTOGRAPHY/IMAGING
          7,000   Fuji Photo Film Co...............................................................      243,237
                                                                                                     -----------
                  REAL ESTATE
         24,000   Heiwa Real Estate Co., Ltd.......................................................       69,065
     JPY  4,000 K Heiwa Real Estate Co., Ltd. 2.50% due 03/29/02 (Conv.)...........................       29,151
         10,000   Mitsubishi Estate Co., Ltd.......................................................       87,770
         11,000   Mitsui Fudosan Co................................................................       86,734
                                                                                                     -----------
                                                                                                         272,720
                                                                                                     -----------
                  RETAIL
          4,000   Ito-Yokado Co., Ltd..............................................................      187,914
            700   Otsuka Kagu Ltd..................................................................       32,230
                                                                                                     -----------
                                                                                                         220,144
                                                                                                     -----------
                  RETAIL - DEPARTMENT STORES
         12,000   Hankyu Department Stores, Inc....................................................       62,331
                                                                                                     -----------
                  RETAIL - GENERAL MERCHANDISE
          2,200   Circle K Japan Co., Ltd..........................................................       76,446
          3,000   Seven - Eleven Japan Co., Ltd....................................................      178,273
          3,500   Shimamura Co., Ltd...............................................................       94,424
                                                                                                     -----------
                                                                                                         349,143
                                                                                                     -----------
                  STEEL
         76,000   Nippon Steel Co..................................................................      133,410
         52,000   Sumitomo Metal Industries........................................................       83,424
         10,000   Yamato Kogyo Co., Ltd............................................................       73,381
                                                                                                     -----------
                                                                                                         290,215
                                                                                                     -----------
                  TELECOMMUNICATIONS
             21   DDI Corp.........................................................................       72,971
         11,000   Nippon Comsys Corp...............................................................      126,144

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             27   Nippon Telegraph & Telephone Corp................................................  $   223,381
                                                                                                     -----------
                                                                                                         422,496
                                                                                                     -----------
                  TEXTILES
         32,000   Mitsubishi Rayon Co., Ltd........................................................       89,324
         40,000   Nitto Boseki Co., Ltd............................................................       89,784
                                                                                                     -----------
                                                                                                         179,108
                                                                                                     -----------
                  TIRE & RUBBER GOODS
          6,000   Bridgestone Corp.................................................................      141,583
                                                                                                     -----------
                  TRANSPORTATION
             25   East Japan Railway Co............................................................      117,266
         25,000   Tokyu Corp.......................................................................       75,719
                                                                                                     -----------
                                                                                                         192,985
                                                                                                     -----------

                  TOTAL JAPAN......................................................................   10,153,837
                                                                                                     -----------

                  MALAYSIA (5.0%)
                  AUTOMOTIVE
        105,680   Oriental Holdings Berhad.........................................................      176,560
                                                                                                     -----------
                  BANKING
        117,600   Malayan Banking Berhad...........................................................      119,024
        283,999   Public Bank Berhad...............................................................       85,956
                                                                                                     -----------
                                                                                                         204,980
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
        114,999   Gamuda Berhad....................................................................       87,433
         16,666   Gamuda Berhad (Warrants due 12/29/01)*...........................................        1,090
        135,000   Lingkaran Trans Kota Holdings Berhad*............................................       77,143
                                                                                                     -----------
                                                                                                         165,666
                                                                                                     -----------
                  ELECTRONICS
         45,000   Malaysian Pacific Industries Berhad..............................................       53,390
                                                                                                     -----------
                  INSURANCE
        140,400   Malaysian Assurance Alliance Berhad..............................................      122,383
                                                                                                     -----------
                  LEISURE
        123,000   Berjaya Sports Toto Berhad.......................................................      183,160
        371,000   Metroplex Berhad.................................................................       59,737
        175,000   Resorts World Berhad.............................................................      193,220
                                                                                                     -----------
                                                                                                         436,117
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY
        110,000   Hong Leong Industries Berhad.....................................................  $    82,034
                                                                                                     -----------
                  PLANTATION
        162,000   Highlands & Lowlands Berhad......................................................      114,930
        367,000   IOI Corporated Berhad............................................................      183,944
         95,500   Kuala Lumpur Kepong Berhad.......................................................      154,927
                                                                                                     -----------
                                                                                                         453,801
                                                                                                     -----------
                  TELECOMMUNICATIONS
        184,000   Telekom Malaysia Berhad..........................................................      311,864
                                                                                                     -----------
                  TOBACCO
         60,000   R.J. Reynolds Berhad.............................................................       83,535
                                                                                                     -----------
                  UTILITIES
        248,000   Tenaga Nasional Berhad...........................................................      300,242
                                                                                                     -----------
                  UTILITIES - ELECTRIC
        105,000   Malakoff Berhad..................................................................      194,491
                                                                                                     -----------
                  WATER
        206,000   Puncak Niaga Holdings Berhad*....................................................       71,826
                                                                                                     -----------
                  TOTAL MALAYSIA...................................................................    2,656,889
                                                                                                     -----------
                  PHILIPPINES (2.0%)
                  CONGLOMERATES
        315,000   First Philippine Holdings Corp. (B Shares).......................................      212,530
                                                                                                     -----------
                  REAL ESTATE
        608,400   Ayala Land, Inc..................................................................      175,923
                                                                                                     -----------
                  TELECOMMUNICATIONS
         17,200   Philippine Long Distance Telephone Co. (ADR).....................................      389,150
                                                                                                     -----------
                  UTILITIES
        112,900   Manila Electric Co. (B Shares)...................................................      299,253
                                                                                                     -----------

                  TOTAL PHILIPPINES................................................................    1,076,856
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  SINGAPORE (8.9%)
                  BANKING
         66,400   Development Bank of Singapore, Ltd...............................................  $   368,451
        162,520   Overseas Chinese Banking Corp., Ltd..............................................      554,593
        136,000   Overseas Union Bank Ltd..........................................................      298,635
        131,000   United Overseas Bank Ltd.........................................................      408,160
                                                                                                     -----------
                                                                                                       1,629,839
                                                                                                     -----------
                  CONGLOMERATES
         85,500   Keppel Corp., Ltd................................................................      128,884
        195,000   Natsteel Ltd.....................................................................      189,792
                                                                                                     -----------
                                                                                                         318,676
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
         38,700   Elec & Eltek International Co., Ltd..............................................      130,806
        179,000   Venture Manufacturing Ltd........................................................      339,941
                                                                                                     -----------
                                                                                                         470,747
                                                                                                     -----------
                  ELECTRONICS
         30,000   GP Batteries International Ltd...................................................       54,837
                                                                                                     -----------
                  ENGINEERING
        401,471   Singapore Technologies Engineering Ltd...........................................      283,531
                                                                                                     -----------
                  PUBLISHING
         42,467   Singapore Press Holdings Ltd.....................................................      284,794
                                                                                                     -----------
                  REAL ESTATE
        121,000   City Developments Ltd............................................................      338,944
        116,000   Keppel Land Ltd..................................................................      106,706
                                                                                                     -----------
                                                                                                         445,650
                                                                                                     -----------
                  SHIPBUILDING
         48,000   Jurong Shipyard Ltd..............................................................      232,166
         78,000   Keppel Fels Ltd..................................................................      233,769
                                                                                                     -----------
                                                                                                         465,935
                                                                                                     -----------
                  TELECOMMUNICATIONS
        210,000   Singapore Telecommunications Ltd.................................................      299,110
                                                                                                     -----------
                  TRANSPORTATION
        100,000   Singapore Airlines Ltd...........................................................      468,843
                                                                                                     -----------

                  TOTAL SINGAPORE..................................................................    4,721,962
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  SOUTH KOREA (3.0%)
                  COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
              1   LG Information & Communication Ltd...............................................  $        15
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
          5,799   Samsung Display Devices Co.......................................................      158,732
         15,388   Samsung Electronics Co. (GDR)....................................................      477,365
             80   Samsung Electronics Co...........................................................        1,270
                                                                                                     -----------
                                                                                                         637,367
                                                                                                     -----------
                  ENERGY
         19,200   Korea Electric Power Corp........................................................      205,314
                                                                                                     -----------
                  INVESTMENT COMPANIES
         25,000   Atlantis Korean Smaller Co's*....................................................      118,750
                                                                                                     -----------
                  MACHINERY
         49,500   Daewoo Heavy Industries..........................................................      151,029
                                                                                                     -----------
                  STEEL & IRON
         13,670   Pohang Iron & Steel Co., Ltd.....................................................      456,837
                                                                                                     -----------

                  TOTAL SOUTH KOREA................................................................    1,569,312
                                                                                                     -----------
                  TAIWAN (10.2%)
                  BUILDING MATERIALS
         41,063   Asia Cement Corp. (GDR)..........................................................      369,567
                                                                                                     -----------
                  CHEMICALS
$           205 K Nan Ya Plastics Corp. 1.75% due 07/09/01 (Conv.).................................      217,300
                                                                                                     -----------
                  COMPUTERS
         33,000   Acer, Inc. (GDR).................................................................      194,700
          9,000   Asustek Computer Inc. (GDR)......................................................       71,100
$           185 K Compal Electronics 1.00% due 11/21/03 (Conv.)....................................      397,750
                                                                                                     -----------
                                                                                                         663,550
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
         26,000   Yageo Corp. (ADR)................................................................      208,000
                                                                                                     -----------
                  INVESTMENT COMPANIES
            163   Taipei Fund*.....................................................................    1,428,369
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  RETAIL
$           330 K Far Eastern Department Stores - 144A** 3.00% due 07/06/01 (Conv.)................  $   280,500
                                                                                                     -----------
                  SEMICONDUCTOR EQUIPMENT
$           210 K Siliconware Precision Industries Co. 0.50% due 07/21/04 (Conv.)..................      199,500
                                                                                                     -----------
                  SEMICONDUCTORS
         50,750   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)...............................      853,234
$           180 K United Microelectronics Corp. 0.25% due 05/16/04 (Conv.).........................      181,800
                                                                                                     -----------
                                                                                                       1,035,034
                                                                                                     -----------
                  STEEL & IRON
         23,388   China Steel Corp. (GDR)..........................................................      289,427
                                                                                                     -----------
                  TRANSPORTATION
$           412 K U-Ming Marine Transport 1.50% due 02/07/01 (Conv.)...............................      341,960
$           304 K Yang Ming Marine Transportation - 144A** 2.00% due 10/06/01 (Conv.)..............      348,080
                                                                                                     -----------
                                                                                                         690,040
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    5,381,287
                                                                                                     -----------

                  THAILAND (2.6%)
                  BANKING
        130,800   Bangkok Bank Public Co., Ltd.....................................................      161,558
        178,500   Thai Farmers Bank Public Co., Ltd. (Alien Market)................................      157,937
                                                                                                     -----------
                                                                                                         319,495
                                                                                                     -----------
                  ENERGY
         10,100   Ban Pu Coal Co., Ltd.............................................................       16,553
                                                                                                     -----------
                  ENTERTAINMENT
         15,000   Grammy Entertainment PLC.........................................................       34,917
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OIL RELATED
         41,800   PTT Exploration & Production Public Co., Ltd.....................................  $   317,720
                                                                                                     -----------
                  TELECOMMUNICATIONS
         43,000   Advanced Info Service Public Co., Ltd............................................      171,591
                                                                                                     -----------
                  TELEVISION
         47,000   BEC World Public Co., Ltd........................................................      181,972
                                                                                                     -----------
                  TRANSPORTATION
        342,400   Bangkok Expressway Public Co., Ltd.*.............................................      138,261
                                                                                                     -----------
                  UTILITIES - ELECTRIC
        194,200   Cogeneration Public Co.*.........................................................       78,418
         63,800   Electricity Generating Public Co., Ltd...........................................       99,261
                                                                                                     -----------
                                                                                                         177,679
                                                                                                     -----------

                  TOTAL THAILAND...................................................................    1,358,188
                                                                                                     -----------

                  TOTAL COMMON STOCKS, WARRANTS AND BONDS
                  (IDENTIFIED COST $65,083,370)....................................................   45,407,073
                                                                                                     -----------

    CURRENCY                                        DESCRIPTION,
   AMOUNT IN                                       EXPIRATION DATE
   THOUSANDS                                      AND STRIKE PRICE
----------------                       --------------------------------------
                  PURCHASED PUT OPTION ON FOREIGN CURRENCY (1.2%)
    JPY 778,491   August 11, 1998/JPY 123.57 (IDENTIFIED COST $170,415)............................      658,350
                                                                                                     -----------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS
----------------
                  SHORT-TERM INVESTMENT (6.3%)
                  U.S. GOVERNMENT AGENCY
$         3,300   Federal National Mortgage Assoc. 5.52% due 07/02/98 (a)
                    (IDENTIFIED COST $3,299,494)...................................................    3,299,494
                                                                                                     -----------

                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $68,553,279) (b)..........................................................   93.7 % $ 49,364,917

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    6.3      3,327,652
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 52,692,569
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,601,891 and the aggregate gross unrealized depreciation is $20,790,253, resulting in net unrealized depreciation of $19,188,362.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1998:

                                                UNREALIZED
  CONTRACTS TO           IN         DELIVERY   APPRECIATION/
    DELIVER         EXCHANGE FOR      DATE    (DEPRECIATION)
-------------------------------------------------------------
MYR     850,021    $     209,107    07/02/98  $        3,291
SGD   1,611,220    $     970,907    11/16/98          22,213
HKD  32,839,000    $   4,157,625    12/01/98         (10,108)
HKD   9,914,000    $   1,221,869    06/10/99           4,406
                                              ---------------
      Net unrealized appreciation...........  $       19,802
                                              ---------------
                                              ---------------

CURRENCY ABBREVIATIONS:
HKD        Hong Kong Dollar.
JPY        Japanese Yen.
MYR        Malaysian Ringgit.
SGD        Singapore Dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Aluminum....................................................  $    126,000       0.2  %
Auto Trucks & Parts.........................................         6,043       0.0
Automotive..................................................       631,956       1.2
Banking.....................................................     5,528,842      10.5
Banks.......................................................        33,228       0.1
Beverages...................................................       226,907       0.4
Brewery.....................................................       160,216       0.3
Building & Construction.....................................       366,383       0.7
Building Materials..........................................       452,807       0.9
Business Services...........................................       239,209       0.4
Chemicals...................................................       743,408       1.4
Commercial Services.........................................       320,090       0.6
Communications - Equipment/Manufacturers....................            15       0.0
Computer Software & Services................................       442,662       0.8
Computers...................................................       663,550       1.3
Conglomerates...............................................     3,706,060       7.0
Cosmetics...................................................       138,561       0.3
Currency Options............................................       658,350       1.2
Electric....................................................       127,194       0.2
Electronic & Electrical Equipment...........................     2,845,361       5.4
Electronic Components.......................................       208,000       0.4
Electronics.................................................       347,364       0.7
Electronics - Semiconductors/
  Components................................................       100,719       0.2
Energy......................................................       221,867       0.4
Engineering.................................................       283,531       0.5
Engineering & Construction..................................       212,507       0.4
Entertainment...............................................       372,356       0.7
Financial Services..........................................       434,021       0.8
Food Wholesalers............................................       428,983       0.8
Food, Beverage, Tobacco, & Household Products...............       726,550       1.4
Hand Tools..................................................        27,698       0.1
Insurance...................................................       276,268       0.5
Investment Companies........................................     1,547,119       2.9
Leisure.....................................................       436,117       0.8
Machinery...................................................       900,419       1.7
Manufacturing - Diversified.................................       371,466       0.7
Merchandising...............................................        67,338       0.1
Metals......................................................         3,655       0.0
Metals & Mining.............................................       236,780       0.4
Metals Non-Ferrous..........................................       120,173       0.2
Multi-Industry..............................................       135,991       0.3

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Natural Gas.................................................  $    106,705       0.2  %
Office Equipment............................................       147,151       0.3
Oil & Gas Exploration.......................................       189,750       0.4
Oil - Exploration & Production..............................       135,888       0.3
Oil Related.................................................       317,720       0.6
Paper Products..............................................        56,424       0.1
Pharmaceuticals.............................................       458,633       0.9
Photography/Imaging.........................................       243,237       0.5
Plantation..................................................       453,801       0.9
Publishing..................................................       284,794       0.5
Real Estate.................................................     4,750,937       9.0
Retail......................................................       500,644       1.0
Retail - Department Stores..................................        62,331       0.1
Retail - Food Chains........................................       276,060       0.5
Retail - General Merchandise................................       349,143       0.7
Retail - Specialty Apparel..................................            84       0.0
Retail Stores...............................................       149,700       0.3
Semiconductor Equipment.....................................       199,500       0.4
Semiconductors..............................................     1,035,034       2.0
Shipbuilding................................................       465,935       0.9
Steel.......................................................       290,215       0.5
Steel & Iron................................................       746,264       1.4
Telecommunications..........................................     3,991,622       7.6
Telephones..................................................       141,412       0.3
Television..................................................       181,972       0.3
Textiles....................................................       296,558       0.6
Tire & Rubber Goods.........................................       141,583       0.3
Tobacco.....................................................        83,535       0.2
Transportation..............................................     1,490,129       2.8
U.S. Government Agency......................................     3,299,494       6.3
Utilities...................................................     2,955,595       5.6
Utilities - Electric........................................       615,477       1.2
Water.......................................................        71,826       0.1
                                                              ------------       ---
                                                              $ 49,364,917      93.7  %
                                                              ------------       ---
                                                              ------------       ---

                                                                            PERCENT OF
TYPE OF INVESTMENT                                               VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Common Stocks...............................................  $ 42,971,186      81.6  %
Convertible Bonds...........................................     2,433,451       4.6
Foreign Currency Put Options................................       658,350       1.2
Short-Term Investment.......................................     3,299,494       6.3
Warrants....................................................         2,436       0.0
                                                              ------------       ---
                                                              $ 49,364,917      93.7  %
                                                              ------------       ---
                                                              ------------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.2%)
           ADVERTISING (2.4%)
  20,000   Snyder Communications, Inc.*............................................................  $   880,000
                                                                                                     -----------
           ADVERTISING/MARKETING SERVICES (1.5%)
  15,000   Boron, LePore & Associates, Inc.........................................................      568,125
                                                                                                     -----------
           AIR FREIGHT (1.2%)
  10,000   Expeditors International of Washington, Inc.............................................      437,500
                                                                                                     -----------
           BANKS (6.6%)
  10,000   Bank of New York Co., Inc...............................................................      606,875
  10,000   NationsBank Corp........................................................................      765,000
   7,000   Pacific Bank, N.A.......................................................................      378,875
   8,000   Wachovia Corp...........................................................................      676,000
                                                                                                     -----------
                                                                                                       2,426,750
                                                                                                     -----------
           BIOTECHNOLOGY (2.0%)
  20,000   Centocor, Inc.*.........................................................................      725,000
                                                                                                     -----------
           BROADCAST MEDIA (7.4%)
  15,000   Chancellor Media Corp.*.................................................................      744,375
   5,000   Clear Channel Communications, Inc.*.....................................................      545,625
  15,000   Emmis Broadcasting Corp. (Class A)*.....................................................      717,187
  12,500   Jacor Communications, Inc.*.............................................................      737,500
                                                                                                     -----------
                                                                                                       2,744,687
                                                                                                     -----------
           BUSINESS SERVICES (1.4%)
  17,000   AccuStaff, Inc.*........................................................................      531,250
                                                                                                     -----------
           COMPUTER EQUIPMENT (1.2%)
  10,600   Storage Technology Corp.*...............................................................      459,775
                                                                                                     -----------
           COMPUTER SERVICES (0.1%)
   3,000   American Business Information, Inc. (B Shares)*.........................................       47,625
                                                                                                     -----------
           COMPUTER SOFTWARE (2.9%)
  10,400   Compuware Corp.*........................................................................      531,050
  20,800   Systems & Computer Technology Corp.*....................................................      559,000
                                                                                                     -----------
                                                                                                       1,090,050
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (5.0%)
  20,000   AXENT Technologies, Inc.*...............................................................      611,250
  20,000   BroadVision, Inc.*......................................................................      475,000
  12,450   Harbinger Corp.*........................................................................      301,134
  30,000   Segue Software, Inc.*...................................................................      468,750
                                                                                                     -----------
                                                                                                       1,856,134
                                                                                                     -----------
           COMPUTERS (1.0%)
   8,200   Gulfstream Aerospace Corp.*.............................................................      381,300
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           DISTRIBUTORS - FOOD & HEALTH (1.9%)
   7,500   Cardinal Health, Inc....................................................................  $   703,125
                                                                                                     -----------
           DRUGS (4.0%)
  12,000   Elan Corp. PLC (ADR) (Ireland)*.........................................................      771,750
  20,000   Forest Laboratories, Inc.*..............................................................      715,000
                                                                                                     -----------
                                                                                                       1,486,750
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (0.6%)
   6,000   AFC Cable Systems, Inc.*................................................................      213,000
                                                                                                     -----------
           ELECTRONICS (2.2%)
  50,000   Aeroflex Inc.*..........................................................................      518,750
  10,000   Vitesse Semiconductor Corp.*............................................................      308,750
                                                                                                     -----------
                                                                                                         827,500
                                                                                                     -----------
           FINANCIAL SERVICES (2.4%)
   7,000   Capital One Financial Corp..............................................................      869,312
                                                                                                     -----------
           HEALTH EQUIPMENT & SERVICES (3.7%)
  30,000   DVI, Inc................................................................................      765,000
  27,000   United Payors & United Providers, Inc.*.................................................      604,125
                                                                                                     -----------
                                                                                                       1,369,125
                                                                                                     -----------
           HEALTHCARE (4.0%)
  15,000   Allegiance Corp.........................................................................      768,750
  10,000   Warner-Lambert Co.......................................................................      693,750
                                                                                                     -----------
                                                                                                       1,462,500
                                                                                                     -----------
           HEALTHCARE - SPECIALIZED SERVICES (1.5%)
  20,000   QuadraMed Corp.*........................................................................      546,250
                                                                                                     -----------
           LEISURE TIME - PRODUCTS (0.7%)
  20,000   Oakley, Inc.*...........................................................................      260,000
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (1.3%)
  10,000   Conseco, Inc............................................................................      467,500
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (3.2%)
  20,000   Closure Medical Corp.*..................................................................      497,500
  16,000   Lincare Holdings, Inc.*.................................................................      672,000
                                                                                                     -----------
                                                                                                       1,169,500
                                                                                                     -----------
           MEDICAL SERVICES (0.8%)
  50,000   Medaphis Corp.*.........................................................................      300,000
                                                                                                     -----------
           MISCELLANEOUS (2.2%)
   5,000   Advance Paradigm, Inc.*.................................................................      180,625
  30,000   Mail-Well, Inc.*........................................................................      650,625
                                                                                                     -----------
                                                                                                         831,250
                                                                                                     -----------
           NATURAL GAS (1.0%)
  20,000   Basin Exploration, Inc.*................................................................      352,500
                                                                                                     -----------
           OIL EQUIPMENT & SERVICES (0.6%)
  10,000   Core Laboratories N.V...................................................................      215,000
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PHARMACEUTICALS (6.4%)
  20,000   Alkermes, Inc.*.........................................................................  $   358,750
  15,000   ALZA Corp. (Class A)*...................................................................      648,750
  16,000   ICN Pharmaceuticals, Inc................................................................      731,000
  50,000   ImClone Systems, Inc.*..................................................................      609,375
                                                                                                     -----------
                                                                                                       2,347,875
                                                                                                     -----------
           POLLUTION CONTROL (1.5%)
  12,000   American Disposal Services, Inc.*.......................................................      562,500
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE (1.5%)
  15,000   Mutual Risk Management Ltd. (Bermuda)...................................................      546,562
                                                                                                     -----------
           PUBLISHING (0.8%)
   7,900   Valassis Communications, Inc.*..........................................................      304,644
                                                                                                     -----------
           RETAIL (4.9%)
  15,000   Abercrombie & Fitch Co. (Class A)*......................................................      660,000
  40,000   Baker (J.), Inc.........................................................................      460,000
  20,000   Sunglass Hut International, Inc.*.......................................................      220,000
  15,000   Zale Corp.*.............................................................................      477,188
                                                                                                     -----------
                                                                                                       1,817,188
                                                                                                     -----------
           SHOES (3.2%)
  40,000   Genesco Inc.*...........................................................................      652,500
  25,000   Wolverine World Wide, Inc...............................................................      542,188
                                                                                                     -----------
                                                                                                       1,194,688
                                                                                                     -----------
           SPECIALIZED SERVICES (2.0%)
  15,000   Party City Corp.*.......................................................................      433,125
   7,100   Service Corp. International.............................................................      304,413
                                                                                                     -----------
                                                                                                         737,538
                                                                                                     -----------
           TELECOMMUNICATIONS (7.8%)
  10,000   Advanced Fibre Communications, Inc.*....................................................      400,625
  15,000   ICG Communications, Inc.*...............................................................      547,500
  20,000   Tele-Communications TCI Ventures Group (Class A)*.......................................      400,000
  20,000   WinStar Communications, Inc.*...........................................................      858,750
  50,000   WorldPort Communications, Inc.*.........................................................      675,000
                                                                                                     -----------
                                                                                                       2,881,875
                                                                                                     -----------
           TRANSPORTATION - MISCELLANEOUS (0.3%)
   2,000   Coach USA, Inc.*........................................................................       91,250
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $29,983,226)...........................................................   33,705,628
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (6.5%)
           U.S. GOVERNMENT AGENCY (a) (2.2%)
$    800   Federal National Mortgage Association 5.52% due 07/02/98 (AMORTIZED COST $799,877)......  $   799,877
                                                                                                     -----------

           REPURCHASE AGREEMENT (4.3%)
   1,610   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $1,610,908) (b)
             (IDENTIFIED COST $1,610,662)..........................................................    1,610,662
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $2,410,539)............................................................    2,410,539
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $32,393,765) (c)..........................................................   97.7 %   36,116,167

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    2.3        847,686
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 36,963,853
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,171,150 U.S. Treasury Bond 8.75% due 08/15/20 valued at $1,642,875.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,235,990 and the aggregate gross unrealized depreciation is $513,588, resulting in net unrealized appreciation of $3,722,402.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (83.5%)
           AGRICULTURE RELATED (0.5%)
  40,000   Delta & Pine Land Co.................................................................  $    1,780,000
  75,000   Pioneer Hi-Bred International, Inc...................................................       3,103,125
                                                                                                  --------------
                                                                                                       4,883,125
                                                                                                  --------------
           APPAREL (1.1%)
 240,000   Warnaco Group, Inc. (Class A)........................................................      10,185,000
                                                                                                  --------------
           BANKS (4.5%)
 220,000   Argentaria (ADR) (Spain).............................................................       9,927,500
  65,000   Citicorp.............................................................................       9,701,250
  80,000   First Union Corp.....................................................................       4,660,000
  65,000   Mellon Bank Corp.....................................................................       4,525,625
  70,000   National City Corp...................................................................       4,970,000
  34,000   State Street Corp....................................................................       2,363,000
 222,000   U.S. Bancorp.........................................................................       9,546,000
                                                                                                  --------------
                                                                                                      45,693,375
                                                                                                  --------------
           BIOTECHNOLOGY (0.4%)
 176,000   IDEC Pharmaceuticals Corp.*..........................................................       4,092,000
                                                                                                  --------------
           CABLE & TELECOMMUNICATIONS (2.1%)
 220,000   Cox Communications, Inc. (Class A)*..................................................      10,656,250
 120,000   Time Warner, Inc.....................................................................      10,252,500
                                                                                                  --------------
                                                                                                      20,908,750
                                                                                                  --------------
           CAPITAL GOODS (1.8%)
 200,000   General Electric Co..................................................................      18,200,000
                                                                                                  --------------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.0%)
 225,000   Ascend Communications, Inc.*.........................................................      11,137,500
 100,000   Cisco Systems, Inc.*.................................................................       9,206,250
                                                                                                  --------------
                                                                                                      20,343,750
                                                                                                  --------------
           COMMUNICATIONS EQUIPMENT (2.7%)
 240,000   Alcatel Alsthom (ADR) (France).......................................................       9,765,000
 130,000   Lucent Technologies, Inc.............................................................      10,814,375
  90,000   Nokia Corp. (ADR) (Class A) (Finland)................................................       6,530,625
                                                                                                  --------------
                                                                                                      27,110,000
                                                                                                  --------------
           COMPUTER HARDWARE (1.1%)
 125,000   Dell Computer Corp.*.................................................................      11,593,750
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SERVICES (0.5%)
 150,000   First Data Corp......................................................................  $    4,996,875
                                                                                                  --------------
           COMPUTER SOFTWARE (6.1%)
  50,000   BMC Software, Inc.*..................................................................       2,596,875
  60,000   Citrix Systems, Inc.*................................................................       4,102,500
 150,000   Computer Associates International, Inc...............................................       8,334,375
 215,000   Compuware Corp.*.....................................................................      10,978,437
  95,900   Great Plains Software, Inc.*.........................................................       3,236,625
 340,000   Legato Systems, Inc.*................................................................      13,260,000
 110,000   Manugistics Group, Inc.*.............................................................       2,722,500
  50,000   Microsoft Corp.*.....................................................................       5,418,750
  35,000   Network Associates, Inc.*............................................................       1,673,437
 220,000   Veritas Software Corp.*..............................................................       9,088,750
                                                                                                  --------------
                                                                                                      61,412,249
                                                                                                  --------------
           CONSTRUCTION (0.4%)
 120,000   Pulte Corp...........................................................................       3,585,000
                                                                                                  --------------
           CONSUMER - NONCYCLICAL (5.0%)
  60,000   Avon Products, Inc...................................................................       4,650,000
  43,000   Clorox Co............................................................................       4,101,125
  50,000   Colgate-Palmolive Co.................................................................       4,400,000
 210,000   Groupe Danone (ADR) (France).........................................................      11,550,000
 100,000   Kroger Co.*..........................................................................       4,287,500
 300,000   Rubbermaid, Inc......................................................................       9,956,250
 150,000   Unilever N.V. (Netherlands)..........................................................      11,840,625
                                                                                                  --------------
                                                                                                      50,785,500
                                                                                                  --------------
           CONSUMER BUSINESS SERVICES (1.1%)
 240,310   Cendant Corp.*.......................................................................       5,016,471
 100,000   Ceridian Corp.*......................................................................       5,875,000
                                                                                                  --------------
                                                                                                      10,891,471
                                                                                                  --------------
           CONSUMER PRODUCTS (3.6%)
 220,000   CVS Corp.............................................................................       8,566,250
 200,000   Dominick's Supermarkets, Inc.*.......................................................       8,912,500
 290,000   Rite Aid Corp........................................................................      10,893,125
 200,000   Safeway, Inc.*.......................................................................       8,137,500
                                                                                                  --------------
                                                                                                      36,509,375
                                                                                                  --------------
           DRUGS (7.2%)
  75,000   ALZA Corp. (Class A)*................................................................       3,243,750
 100,000   American Home Products Corp..........................................................       5,175,000
  80,000   Bristol-Myers Squibb Co..............................................................       9,195,000
  59,000   Dura Pharmaceuticals, Inc.*..........................................................       1,320,125
 210,000   Forest Laboratories, Inc.*...........................................................       7,507,500
 110,000   Lilly (Eli) & Co.....................................................................       7,266,875

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  80,000   Merck & Co., Inc.....................................................................  $   10,700,000
 300,000   Mylan Laboratories, Inc..............................................................       9,018,750
 100,000   Schering-Plough Corp.................................................................       9,162,500
 150,000   Warner-Lambert Co....................................................................      10,406,250
                                                                                                  --------------
                                                                                                      72,995,750
                                                                                                  --------------
           ENERGY (0.7%)
  50,000   Coflexip, S.A. (ADR) (France)........................................................       3,050,000
 165,000   Global Industries Ltd.*..............................................................       2,774,062
  30,000   Transocean Offshore, Inc.............................................................       1,335,000
                                                                                                  --------------
                                                                                                       7,159,062
                                                                                                  --------------
           ENTERTAINMENT (0.5%)
 100,000   Electronic Arts Inc.*................................................................       5,400,000
                                                                                                  --------------
           FINANCIAL - MISCELLANEOUS (5.4%)
  43,700   Affiliated Managers Group, Inc.*.....................................................       1,622,362
 100,000   American Express Co..................................................................      11,400,000
  75,000   Associates First Capital Corp. (Class A).............................................       5,765,625
  60,000   Edwards (A.G.), Inc..................................................................       2,561,250
 100,000   Freddie Mac..........................................................................       4,706,250
 127,900   Heller Financial, Inc.*..............................................................       3,837,000
  63,000   Lehman Brothers Holdings, Inc........................................................       4,886,437
 145,000   Merrill Lynch & Co., Inc.............................................................      13,376,250
 140,000   Paine Webber Group, Inc..............................................................       6,002,500
                                                                                                  --------------
                                                                                                      54,157,674
                                                                                                  --------------
           HEALTHCARE PRODUCTS & SERVICES (1.4%)
 150,000   Health Management Associates, Inc. (Class A)*........................................       5,015,625
 267,000   Total Renal Care Holdings, Inc.*.....................................................       9,211,500
                                                                                                  --------------
                                                                                                      14,227,125
                                                                                                  --------------
           INSURANCE (6.5%)
   6,647   Aegon N.V. (Netherlands).............................................................         574,978
 150,000   Ambac Financial Group, Inc...........................................................       8,775,000
  30,000   American International Group, Inc....................................................       4,380,000
 260,000   Equitable Companies, Inc.............................................................      19,483,750
 109,800   Hartford Life, Inc. (Class A)........................................................       6,251,737
  63,000   Marsh & McLennan Companies, Inc......................................................       3,807,563
 215,000   Nationwide Financial Services, Inc. (Class A)........................................      10,965,000

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  45,000   SunAmerica Inc.......................................................................  $    2,584,688
 100,000   Torchmark Corp.......................................................................       4,575,000
 100,000   Travelers Group, Inc.................................................................       6,062,500
                                                                                                  --------------
                                                                                                      67,460,216
                                                                                                  --------------
           INTERNET (3.7%)
  60,000   Amazon.com, Inc.*....................................................................       5,981,250
 140,000   America Online, Inc..................................................................      14,840,000
  92,300   BroadVision, Inc.*...................................................................       2,192,125
 100,000   CheckFree Holdings Corp.*............................................................       2,943,750
  13,900   Inktomi Corp.*.......................................................................         550,788
 170,000   Intuit Inc.*.........................................................................      10,412,500
  10,000   SportsLine USA, Inc.*................................................................         365,000
                                                                                                  --------------
                                                                                                      37,285,413
                                                                                                  --------------
           LIFE INSURANCE (1.2%)
 150,000   Providian Financial Corp.............................................................      11,784,375
                                                                                                  --------------
           MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (0.5%)
  70,000   Whirlpool Corp.......................................................................       4,812,500
                                                                                                  --------------
           MEDIA GROUP (6.7%)
 121,410   CBS Corp.............................................................................       3,854,768
 100,000   Clear Channel Communications, Inc.*..................................................      10,912,500
 400,000   News Corp., Ltd. (ADR) (Australia)...................................................      12,850,000
 112,500   Outdoor Systems, Inc.*...............................................................       3,150,000
 130,000   Tele-Communications Liberty Media Group (Class A)*...................................       5,045,625
  60,000   Tribune Co...........................................................................       4,128,750
 139,000   True North Communications, Inc.......................................................       4,065,750
 300,000   Viacom, Inc. (Class B)*..............................................................      17,475,000
 200,000   Young & Rubicam, Inc.*...............................................................       6,400,000
                                                                                                  --------------
                                                                                                      67,882,393
                                                                                                  --------------
           MEDICAL PRODUCTS & SUPPLIES (2.6%)
 180,000   Bausch & Lomb, Inc...................................................................       9,022,500
 200,000   Becton, Dickinson & Co...............................................................      15,525,000
  30,000   Boston Scientific Corp.*.............................................................       2,148,750
                                                                                                  --------------
                                                                                                      26,696,250
                                                                                                  --------------
           RESTAURANTS (1.8%)
 420,000   Brinker International, Inc.*.........................................................       8,085,000
 150,000   McDonald's Corp......................................................................      10,350,000
                                                                                                  --------------
                                                                                                      18,435,000
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL (10.6%)
 131,324   Abercrombie & Fitch Co. (Class A)*...................................................  $    5,778,256
 200,000   AnnTaylor Stores Corp.*..............................................................       4,237,500
 170,000   Costco Companies, Inc.*..............................................................      10,720,625
 120,000   Dayton Hudson Corp...................................................................       5,820,000
 225,000   Dollar Tree Stores, Inc.*............................................................       9,112,500
 535,000   Family Dollar Stores, Inc............................................................       9,897,500
 115,000   Hasbro, Inc..........................................................................       4,520,938
 112,500   Home Depot, Inc......................................................................       9,344,531
 550,000   Kmart Corp.*.........................................................................      10,587,500
 170,000   Limited (The), Inc...................................................................       5,631,250
  90,000   Lowe's Companies, Inc................................................................       3,650,625
  40,000   May Department Stores Co.............................................................       2,620,000
 240,000   Proffitt's, Inc.*....................................................................       9,690,000
 160,000   TJX Companies, Inc...................................................................       3,860,000
 200,000   Wal-Mart Stores, Inc.................................................................      12,150,000
                                                                                                  --------------
                                                                                                     107,621,225
                                                                                                  --------------
           TELECOMMUNICATION - UTILITIES (1.4%)
 205,000   AirTouch Communications, Inc.*.......................................................      11,979,688
  50,000   WorldCom, Inc.*......................................................................       2,415,662
                                                                                                  --------------
                                                                                                      14,395,350
                                                                                                  --------------
           TELECOMMUNICATIONS (0.4%)
  90,000   Pacific Gateway Exchange, Inc.*......................................................       3,605,625
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $645,546,835).......................................................     845,108,178
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           U.S. GOVERNMENT OBLIGATIONS (9.6%)
$ 88,800   U.S. Treasury Note 0.00% due 05/15/19................................................      26,886,864
  89,000   U.S. Treasury Bond 0.00% due 05/15/20................................................      25,436,200
  38,000   U.S. Treasury Bond 0.00% due 05/15/21................................................      10,256,960
  32,500   U.S. Treasury Bond 6.125% due 11/15/27...............................................      34,790,275
                                                                                                  --------------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $95,327,925)........................................................      97,370,299
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (6.5%)
           U.S. GOVERNMENT AGENCY (a) (6.4%)
$ 65,000   Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (AMORTIZED COST $65,000 000).....  $   65,000,000
                                                                                                  --------------

           REPURCHASE AGREEMENT (0.1%)
     499   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $499,131) (b)
             (IDENTIFIED COST $499,055).........................................................         499,055
                                                                                                  --------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $65,499,055)........................................................      65,499,055
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $806,373,815) (c)......................................................   99.6 %   1,007,977,532

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    0.4         3,578,862
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 1,011,556,394
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $498,485 U.S. Treasury Note 6.25% due 03/31/99 valued at $509,036.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $211,348,028 and the aggregate gross unrealized depreciation is $9,744,311, resulting in net unrealized appreciation of $201,603,717.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.6%)
           ADVERTISING/MARKETING SERVICES (0.2%)
     106   Cognizant Corp.........................................................................  $      6,678
      89   Interpublic Group of Companies, Inc....................................................         5,401
     111   Omnicom Group, Inc.....................................................................         5,536
                                                                                                    ------------
                                                                                                          17,615
                                                                                                    ------------
           AEROSPACE & DEFENSE (0.8%)
     758   Boeing Co..............................................................................        33,778
      95   General Dynamics Corp..................................................................         4,417
     147   Lockheed Martin Corp...................................................................        15,564
      51   Northrop Grumman Corp..................................................................         5,259
                                                                                                    ------------
                                                                                                          59,018
                                                                                                    ------------
           AGRICULTURAL PRODUCTS (0.2%)
     428   Archer-Daniels-Midland Co..............................................................         8,292
     183   Pioneer Hi-Bred International, Inc.....................................................         7,572
                                                                                                    ------------
                                                                                                          15,864
                                                                                                    ------------
           AIR FREIGHT (0.1%)
     110   FDX Corp.*.............................................................................         6,902
                                                                                                    ------------
           AIRLINES (0.4%)
     137   AMR Corp.*.............................................................................        11,405
      57   Delta Air Lines, Inc...................................................................         7,367
     167   Southwest Airlines Co..................................................................         4,947
      66   US Airways Group Inc.*.................................................................         5,230
                                                                                                    ------------
                                                                                                          28,949
                                                                                                    ------------
           ALUMINUM (0.2%)
     171   Alcan Aluminium Ltd. (Canada)..........................................................         4,724
     126   Aluminum Co. of America................................................................         8,308
      54   Reynolds Metals Co.....................................................................         3,021
                                                                                                    ------------
                                                                                                          16,053
                                                                                                    ------------
           AUTO PARTS - AFTER MARKET (0.4%)
      18   Cooper Tire & Rubber Co................................................................           371
      69   Dana Corp..............................................................................         3,691
      29   Echlin, Inc............................................................................         1,423
     134   Genuine Parts Co.......................................................................         4,631
     118   Goodyear Tire & Rubber Co..............................................................         7,604
      77   ITT Industries, Inc....................................................................         2,878
      28   Snap-On, Inc...........................................................................         1,015
      92   TRW, Inc...............................................................................         5,025
                                                                                                    ------------
                                                                                                          26,638
                                                                                                    ------------
           AUTOMOBILES (1.6%)
     484   Chrysler Corp..........................................................................        27,285
     910   Ford Motor Co..........................................................................        53,690
     501   General Motors Corp....................................................................        33,473
                                                                                                    ------------
                                                                                                         114,448
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           BANKS - MONEY CENTER (3.9%)
     512   BankAmerica Corp.......................................................................  $     44,256
      73   Bankers Trust New York Corp............................................................         8,473
     640   Chase Manhattan Corp...................................................................        48,320
     339   Citicorp...............................................................................        50,596
     215   First Chicago NBD Corp.................................................................        19,054
     727   First Union Corp.......................................................................        42,348
     134   Morgan (J.P.) & Co., Inc...............................................................        15,695
     718   NationsBank Corp.......................................................................        54,927
                                                                                                    ------------
                                                                                                         283,669
                                                                                                    ------------
           BANKS - REGIONAL (4.0%)
     526   Banc One Corp..........................................................................        29,357
     282   Bank of New York Co., Inc..............................................................        17,114
     220   BankBoston Corp........................................................................        12,237
      92   BB&T Corporation.......................................................................         6,221
     117   Comerica, Inc..........................................................................         7,751
     197   Fifth Third Bancorp....................................................................        12,386
     213   Fleet Financial Group, Inc.............................................................        17,785
     144   Huntington Bancshares, Inc.............................................................         4,815
     330   KeyCorp................................................................................        11,756
     195   Mellon Bank Corp.......................................................................        13,577
      87   Mercantile Bancorporation, Inc.........................................................         4,383
     246   National City Corp.....................................................................        17,466
      73   Northern Trust Corp....................................................................         5,562
     568   Norwest Corp...........................................................................        21,229
     226   PNC Bank Corp..........................................................................        12,162
      81   Republic New York Corp.................................................................         5,098
     121   State Street Corp......................................................................         8,409
     116   Summit Bancorp.*.......................................................................         5,510
     158   SunTrust Banks, Inc....................................................................        12,847
     172   Synovus Financial Corp.................................................................         4,073
     557   U.S. Bancorp...........................................................................        23,951
     155   Wachovia Corp..........................................................................        13,097
      64   Wells Fargo & Co.......................................................................        23,616
                                                                                                    ------------
                                                                                                         290,402
                                                                                                    ------------
           BEVERAGES - ALCOHOLIC (0.4%)
     364   Anheuser-Busch Companies, Inc..........................................................        17,176
      52   Brown-Forman Corp. (Class B)...........................................................         3,341
       8   Coors (Adolph) Co. (Class B)...........................................................           272
     260   Seagram Co. Ltd. (Canada)..............................................................        10,644
                                                                                                    ------------
                                                                                                          31,433
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (2.8%)
   1,852   Coca Cola Co.**........................................................................       158,346
   1,118   PepsiCo, Inc...........................................................................        46,048
                                                                                                    ------------
                                                                                                         204,394
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           BIOTECHNOLOGY (0.2%)
     191   Amgen Inc.*............................................................................  $     12,487
                                                                                                    ------------
           BROADCAST MEDIA (1.0%)
     539   CBS Corp...............................................................................        17,113
      93   Clear Channel Communications, Inc.*....................................................        10,149
     277   Comcast Corp. (Class A Special)........................................................        11,236
     457   MediaOne Group Inc.....................................................................        20,079
     380   Tele-Communications, Inc. (Class A)*...................................................        14,582
                                                                                                    ------------
                                                                                                          73,159
                                                                                                    ------------
           BUILDING MATERIALS (0.1%)
      19   Armstrong World Industries Inc.........................................................         1,280
     127   Masco Corp.............................................................................         7,683
      25   Owens Corning..........................................................................         1,020
                                                                                                    ------------
                                                                                                           9,983
                                                                                                    ------------
           CHEMICALS (1.4%)
     176   Air Products & Chemicals, Inc..........................................................         7,040
     169   Dow Chemical Co........................................................................        16,340
     846   Du Pont (E.I.) De Nemours & Co., Inc...................................................        63,133
      51   Eastman Chemical Co....................................................................         3,175
     103   Praxair, Inc...........................................................................         4,822
      45   Rohm & Haas Co.........................................................................         4,677
      89   Union Carbide Corp.....................................................................         4,750
                                                                                                    ------------
                                                                                                         103,937
                                                                                                    ------------
           CHEMICALS - DIVERSIFIED (0.5%)
      67   Engelhard Corp.........................................................................         1,357
      16   FMC Corp.*.............................................................................         1,091
      55   Goodrich (B.F.) Co.....................................................................         2,729
     449   Monsanto Co............................................................................        25,088
     133   PPG Industries, Inc....................................................................         9,252
                                                                                                    ------------
                                                                                                          39,517
                                                                                                    ------------
           CHEMICALS - SPECIALTY (0.2%)
      97   Ecolab, Inc............................................................................         3,007
      17   Grace (W. R.) & Co.....................................................................           290
      28   Great Lakes Chemical Corp..............................................................         1,104
      71   Hercules, Inc..........................................................................         2,920
      70   International Flavors & Fragrances Inc.................................................         3,041
      98   Morton International, Inc..............................................................         2,450
      31   Nalco Chemical Co......................................................................         1,089
      47   Sigma-Aldrich Corp.....................................................................         1,651
                                                                                                    ------------
                                                                                                          15,552
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMERCIAL & CONSUMER SERVICES (0.4%)
      68   Block (H.&R.), Inc.....................................................................  $      2,864
     638   Cendant Corp.*.........................................................................        13,318
     129   Dun & Bradstreet Corp..................................................................         4,660
     247   Laidlaw, Inc. (Canada).................................................................         3,010
     192   Service Corp. International............................................................         8,232
                                                                                                    ------------
                                                                                                          32,084
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (2.1%)
      21   Andrew Corp.*..........................................................................           378
      89   DSC Communications Corp.*..............................................................         2,659
     113   General Instrument Corp.*..............................................................         3,072
      60   Harris Corp............................................................................         2,681
     984   Lucent Technologies Inc................................................................        81,856
     448   Motorola, Inc..........................................................................        23,548
     390   Northern Telecom Ltd. (Canada).........................................................        22,132
      59   Scientific-Atlanta, Inc................................................................         1,497
     137   Tellabs, Inc.*.........................................................................         9,804
                                                                                                    ------------
                                                                                                         147,627
                                                                                                    ------------
           COMPUTER - NETWORKING (1.3%)
     267   3Com Corp.*............................................................................         8,194
     126   Ascend Communications, Inc.*...........................................................         6,237
     144   Bay Networks, Inc.*....................................................................         4,644
     119   Cabletron Systems, Inc.*...............................................................         1,599
     767   Cisco Systems, Inc.*...................................................................        70,612
                                                                                                    ------------
                                                                                                          91,286
                                                                                                    ------------
           COMPUTER HARDWARE (3.2%)
     100   Apple Computer, Inc.*..................................................................         2,869
   1,240   COMPAQ Computer Corp...................................................................        35,185
      11   Data General Corp.*....................................................................           164
     483   Dell Computer Corp.*...................................................................        44,798
     101   Gateway 2000, Inc.*....................................................................         5,113
     777   Hewlett-Packard Co.....................................................................        46,523
     707   International Business Machines Corp...................................................        81,172
     142   Silicon Graphics, Inc.*................................................................         1,722
     284   Sun Microsystems, Inc.*................................................................        12,336
                                                                                                    ------------
                                                                                                         229,882
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (3.8%)
      32   Adobe Systems, Inc.....................................................................         1,358
      11   Autodesk, Inc..........................................................................           423
     410   Computer Associates International, Inc.................................................        22,781
     117   Computer Sciences Corp.*...............................................................         7,488
     322   HBO & Co...............................................................................        11,350
   1,848   Microsoft Corp.**......................................................................       200,277
     264   Novell, Inc.*..........................................................................         3,366

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     730   Oracle Corp.*..........................................................................  $     17,885
     176   Parametric Technology Corp.*...........................................................         4,763
     164   Unisys Corp.*..........................................................................         4,633
                                                                                                    ------------
                                                                                                         274,324
                                                                                                    ------------
           COMPUTERS - PERIPHERAL EQUIPMENT (0.3%)
     373   EMC Corp.*.............................................................................        16,715
     158   Seagate Technology, Inc.*..............................................................         3,762
                                                                                                    ------------
                                                                                                          20,477
                                                                                                    ------------
           COMPUTERS - SYSTEMS (0.1%)
       6   Shared Medical Systems Corp............................................................           441
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (0.0%)
      55   American Greetings Corp. (Class A).....................................................         2,802
       9   Jostens, Inc...........................................................................           217
                                                                                                    ------------
                                                                                                           3,019
                                                                                                    ------------
           CONTAINERS - METAL & GLASS (0.1%)
       7   Ball Corp..............................................................................           281
      93   Crown Cork & Seal Co., Inc.............................................................         4,417
     100   Owens-Illinois, Inc.*..................................................................         4,475
                                                                                                    ------------
                                                                                                           9,173
                                                                                                    ------------
           CONTAINERS - PAPER (0.1%)
      25   Bemis Company, Inc.....................................................................         1,022
      24   Stone Container Corp...................................................................           375
      26   Temple-Inland, Inc.....................................................................         1,401
      52   Union Camp Corp........................................................................         2,580
                                                                                                    ------------
                                                                                                           5,378
                                                                                                    ------------
           DATA PROCESSING (0.5%)
     226   Automatic Data Processing, Inc.........................................................        16,470
      54   Ceridian Corp.*........................................................................         3,172
      96   Equifax, Inc...........................................................................         3,486
     335   First Data Corp........................................................................        11,160
                                                                                                    ------------
                                                                                                          34,288
                                                                                                    ------------
           DISTRIBUTORS - FOOD & HEALTH (0.2%)
      83   Cardinal Health, Inc...................................................................         7,781
      28   Supervalu, Inc.........................................................................         1,242
     220   Sysco Corp.............................................................................         5,637
                                                                                                    ------------
                                                                                                          14,660
                                                                                                    ------------
           ELECTRICAL EQUIPMENT (3.7%)
     143   AMP, Inc...............................................................................         4,916
     332   Emerson Electric Co....................................................................        20,044
   2,444   General Electric Co....................................................................       222,404
      10   General Signal Corp....................................................................           360
      95   Honeywell, Inc.........................................................................         7,938
      39   Raychem Corp...........................................................................         1,153

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     147   Rockwell International Corp............................................................  $      7,065
      25   Thomas & Betts Corp....................................................................         1,231
                                                                                                    ------------
                                                                                                         265,111
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.1%)
      64   Grainger (W.W.), Inc...................................................................         3,188
                                                                                                    ------------
           ELECTRONICS - DEFENSE (0.2%)
     254   Raytheon Co. (Class B).................................................................        15,018
                                                                                                    ------------
           ELECTRONICS - INSTRUMENTATION (0.0%)
      10   EG & G, Inc............................................................................           300
      22   Perkin-Elmer Corp......................................................................         1,368
      12   Tektronix, Inc.........................................................................           424
                                                                                                    ------------
                                                                                                           2,092
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS (1.6%)
      66   Advanced Micro Devices, Inc.*..........................................................         1,126
   1,272   Intel Corp.............................................................................        94,207
      66   LSI Logic Corp.*.......................................................................         1,522
     138   Micron Technology, Inc.*...............................................................         3,424
      76   National Semiconductor Corp.*..........................................................         1,002
     293   Texas Instruments, Inc.................................................................        17,086
                                                                                                    ------------
                                                                                                         118,367
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.1%)
      62   Fluor Corp.............................................................................         3,162
       9   Foster Wheeler Corp....................................................................           193
      28   McDermott International, Inc...........................................................           964
                                                                                                    ------------
                                                                                                           4,319
                                                                                                    ------------
           ENTERTAINMENT (1.5%)
      17   King World Productions Inc.*...........................................................           433
     443   Time Warner, Inc.......................................................................        37,849
     267   Viacom, Inc. (Class B)*................................................................        15,553
     511   Walt Disney Co.........................................................................        53,687
                                                                                                    ------------
                                                                                                         107,522
                                                                                                    ------------
           FINANCE - CONSUMER (0.7%)
      41   Beneficial Corp........................................................................         6,281
      48   Capital One Financial Corp.............................................................         5,961
      71   Countrywide Credit Industries, Inc.....................................................         3,603
      87   Green Tree Financial Corp..............................................................         3,725
     242   Household International, Inc...........................................................        12,039
     376   MBNA Corp..............................................................................        12,408
      71   Providian Financial Corp...............................................................         5,578
                                                                                                    ------------
                                                                                                          49,595
                                                                                                    ------------
           FINANCE - DIVERSIFIED (2.9%)
     346   American Express Co....................................................................        39,444
     190   American General Corp..................................................................        13,526

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     260   Associates First Capital Corp. (Class A)...............................................  $     19,987
     778   Fannie Mae.............................................................................        47,263
     509   Freddie Mac............................................................................        23,955
      64   MBIA Inc...............................................................................         4,792
      86   MGIC Investment Corp...................................................................         4,907
     450   Morgan Stanley Dean Witter & Co. (Note 4)..............................................        41,119
     125   SLM Holding Corp.......................................................................         6,125
     147   SunAmerica Inc.........................................................................         8,443
                                                                                                    ------------
                                                                                                         209,561
                                                                                                    ------------
           FOODS (2.3%)
     217   BestFoods..............................................................................        12,600
     341   Campbell Soup Co.......................................................................        18,116
     360   ConAgra, Inc...........................................................................        11,407
     119   General Mills, Inc.....................................................................         8,137
     274   Heinz (H.J.) Co........................................................................        15,378
     107   Hershey Foods Corp.....................................................................         7,383
     307   Kellogg Co.............................................................................        11,532
      90   Quaker Oats Company (The)..............................................................         4,944
      79   Ralston-Ralston Purina Group...........................................................         9,228
     350   Sara Lee Corp..........................................................................        19,578
     480   Unilever N.V. (Netherlands)............................................................        37,890
      87   Wrigley (Wm.) Jr. Co. (Class A)........................................................         8,526
                                                                                                    ------------
                                                                                                         164,719
                                                                                                    ------------
           FOOTWEAR (0.2%)
     216   Nike, Inc. (Class B)...................................................................        10,516
      13   Reebok International Ltd. (United Kingdom)*............................................           360
                                                                                                    ------------
                                                                                                          10,876
                                                                                                    ------------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.1%)
      47   Harrah's Entertainment, Inc.*..........................................................         1,093
     135   Mirage Resorts, Inc.*..................................................................         2,877
                                                                                                    ------------
                                                                                                           3,970
                                                                                                    ------------
           GOLD & PRECIOUS METALS MINING (0.1%)
     243   Barrick Gold Corp. (Canada)............................................................         4,663
      56   Battle Mountain Gold Co................................................................           332
      98   Homestake Mining Co....................................................................         1,017
     117   Newmont Mining Corp....................................................................         2,764
     115   Placer Dome Inc. (Canada)..............................................................         1,351
                                                                                                    ------------
                                                                                                          10,127
                                                                                                    ------------
           HARDWARE & TOOLS (0.1%)
      62   Black & Decker Corp....................................................................         3,782
      67   Stanley Works..........................................................................         2,785
                                                                                                    ------------
                                                                                                           6,567
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE - DIVERSIFIED (4.2%)
   1,158   Abbott Laboratories....................................................................  $     47,333
      30   Allergan, Inc..........................................................................         1,391
     984   American Home Products Corp............................................................        50,922
     746   Bristol-Myers Squibb Co................................................................        85,743
   1,009   Johnson & Johnson......................................................................        74,414
      34   Mallinckrodt Group, Inc................................................................         1,009
     615   Warner-Lambert Co......................................................................        42,666
                                                                                                    ------------
                                                                                                         303,478
                                                                                                    ------------
           HEALTHCARE - DRUGS (4.9%)
     831   Lilly (Eli) & Co.......................................................................        54,898
     896   Merck & Co., Inc.**....................................................................       119,840
     979   Pfizer, Inc.**.........................................................................       106,405
     381   Pharmacia & Upjohn, Inc................................................................        17,574
     550   Schering-Plough Corp...................................................................        50,394
                                                                                                    ------------
                                                                                                         349,111
                                                                                                    ------------
           HEALTHCARE - HMOS (0.2%)
     108   Humana, Inc.*..........................................................................         3,368
     145   United Healthcare Corp.................................................................         9,207
                                                                                                    ------------
                                                                                                          12,575
                                                                                                    ------------
           HEALTHCARE - LONG TERM (0.1%)
     300   Healthsouth Corp.*.....................................................................         8,006
      41   Manor Care, Inc........................................................................         1,576
                                                                                                    ------------
                                                                                                           9,582
                                                                                                    ------------
           HEALTHCARE - SPECIALIZED SERVICES (0.1%)
      65   ALZA Corp. (Class A)*..................................................................         2,811
                                                                                                    ------------
           HEAVY DUTY TRUCKS & PARTS (0.1%)
      52   Navistar International Corp.*..........................................................         1,501
      51   PACCAR, Inc............................................................................         2,655
                                                                                                    ------------
                                                                                                           4,156
                                                                                                    ------------
           HOME BUILDING (0.1%)
      45   Centex Corp............................................................................         1,699
       8   Fleetwood Enterprises, Inc.............................................................           320
       9   Kaufman & Broad Home Corp..............................................................           286
      10   Pulte Corp.............................................................................           299
                                                                                                    ------------
                                                                                                           2,604
                                                                                                    ------------
           HOSPITAL MANAGEMENT (0.3%)
     483   Columbia/HCA Healthcare Corp...........................................................        14,067
     231   Tenet Healthcare Corp.*................................................................         7,219
                                                                                                    ------------
                                                                                                          21,286
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
      61   Maytag Corp............................................................................  $      3,012
      49   Whirlpool Corp.........................................................................         3,369
                                                                                                    ------------
                                                                                                           6,381
                                                                                                    ------------
           HOUSEHOLD PRODUCTS - NON-DURABLE (2.0%)
      68   Clorox Co..............................................................................         6,485
     222   Colgate-Palmolive Co...................................................................        19,536
     165   Fort James Corp........................................................................         7,342
     418   Kimberly-Clark Corp....................................................................        19,176
   1,006   Procter & Gamble Co....................................................................        91,609
                                                                                                    ------------
                                                                                                         144,148
                                                                                                    ------------
           HOUSEWARES (0.2%)
     130   Fortune Brands, Inc....................................................................         4,997
     104   Newell Co..............................................................................         5,181
      97   Rubbermaid, Inc........................................................................         3,219
      14   Tupperware Corp........................................................................           394
                                                                                                    ------------
                                                                                                          13,791
                                                                                                    ------------
           INSURANCE BROKERS (0.3%)
     126   Aon Corp...............................................................................         8,852
     193   Marsh & McLennan Companies, Inc........................................................        11,634
                                                                                                    ------------
                                                                                                          20,486
                                                                                                    ------------
           INVESTMENT BANKING/BROKERAGE (0.6%)
      84   Bear Stearns Companies, Inc............................................................         4,778
      77   Lehman Brothers Holdings, Inc..........................................................         5,972
     260   Merrill Lynch & Co., Inc...............................................................        23,985
     174   Schwab (CHARLES) Corp..................................................................         5,655
                                                                                                    ------------
                                                                                                          40,390
                                                                                                    ------------
           INVESTMENT COMPANIES (0.1%)
     190   Franklin Resources, Inc................................................................        10,260
                                                                                                    ------------
           LEISURE TIME - PRODUCTS (0.2%)
      46   Brunswick Corp.........................................................................         1,139
      86   Hasbro, Inc............................................................................         3,381
     220   Mattel, Inc............................................................................         9,309
                                                                                                    ------------
                                                                                                          13,829
                                                                                                    ------------
           LIFE & HEALTH INSURANCE (0.5%)
     109   Aetna Inc..............................................................................         8,298
     122   Conseco, Inc...........................................................................         5,704
      80   Jefferson-Pilot Corp...................................................................         4,635
     105   Torchmark Corp.........................................................................         4,804
      41   Transamerica Corp......................................................................         4,720
      90   UNUM Corp..............................................................................         4,995
                                                                                                    ------------
                                                                                                          33,156
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LODGING - HOTELS (0.1%)
     161   Hilton Hotels Corp.....................................................................  $      4,589
     166   Marriott International, Inc............................................................         5,374
                                                                                                    ------------
                                                                                                           9,963
                                                                                                    ------------
           MACHINERY - DIVERSIFIED (0.6%)
      56   Case Corp..............................................................................         2,702
     275   Caterpillar, Inc.......................................................................        14,541
       9   Cincinnati Milacron, Inc...............................................................           219
      91   Cooper Industries, Inc.................................................................         4,999
     186   Deere & Co.............................................................................         9,835
     145   Dover Corp.............................................................................         4,966
      11   Harnischfeger Industries, Inc..........................................................           311
     108   Ingersoll-Rand Co......................................................................         4,759
       2   NACCO Industries, Inc. (Class A).......................................................           259
      29   Timken Co..............................................................................           894
                                                                                                    ------------
                                                                                                          43,485
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (1.8%)
       7   Aeroquip-Vickers, Inc..................................................................           409
     424   AlliedSignal, Inc......................................................................        18,815
     151   Corning, Inc...........................................................................         5,247
      21   Crane Co...............................................................................         1,020
      54   Eaton Corp.............................................................................         4,199
     187   Illinois Tool Works Inc................................................................        12,471
      55   Johnson Controls, Inc..................................................................         3,145
     303   Minnesota Mining & Manufacturing Co....................................................        24,903
      32   National Service Industries, Inc.......................................................         1,628
     127   Tenneco, Inc...........................................................................         4,834
     123   Textron, Inc...........................................................................         8,818
     104   Thermo Electron Corp.*.................................................................         3,556
     437   Tyco International Ltd.................................................................        27,531
     172   United Technologies Corp...............................................................        15,910
                                                                                                    ------------
                                                                                                         132,486
                                                                                                    ------------
           MANUFACTURING - SPECIALIZED (0.2%)
      76   Avery Dennison Corp....................................................................         4,085
       6   Briggs & Stratton Corp.................................................................           225
      10   Millipore Corp.........................................................................           273
      58   Pall Corp..............................................................................         1,189
      72   Parker-Hannifin Corp...................................................................         2,745
      63   Sealed Air Corp.*......................................................................         2,315
                                                                                                    ------------
                                                                                                          10,832
                                                                                                    ------------
           MEDICAL PRODUCTS & SUPPLIES (0.9%)
      43   Bard (C.R.), Inc.......................................................................         1,637
      26   Bausch & Lomb, Inc.....................................................................         1,303
     211   Baxter International, Inc..............................................................        11,354
      80   Becton, Dickinson & Co.................................................................         6,210
      84   Biomet, Inc............................................................................         2,772

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     146   Boston Scientific Corp.*...............................................................  $     10,457
     113   Guidant Corp...........................................................................         8,058
     352   Medtronic, Inc.........................................................................        22,440
      39   St. Jude Medical, Inc.*................................................................         1,436
      57   U.S. Surgical Corp.....................................................................         2,601
                                                                                                    ------------
                                                                                                          68,268
                                                                                                    ------------
           METALS & MINING (0.1%)
       9   ASARCO, Inc............................................................................           200
      22   Cyprus Amax Minerals Co................................................................           292
      90   Freeport-McMoran Copper & Gold, Inc. (Class B).........................................         1,367
      77   Inco Ltd. (Canada).....................................................................         1,049
      27   Phelps Dodge Corp......................................................................         1,544
                                                                                                    ------------
                                                                                                           4,452
                                                                                                    ------------
           MULTI-LINE INSURANCE (2.3%)
     525   American International Group, Inc......................................................        76,650
     162   CIGNA Corp.............................................................................        11,178
      88   Hartford Financial Services Group Inc..................................................        10,065
      75   Lincoln National Corp..................................................................         6,853
      86   Loews Corp.............................................................................         7,493
     863   Travelers Group, Inc...................................................................        52,319
                                                                                                    ------------
                                                                                                         164,558
                                                                                                    ------------
           NATURAL GAS (0.6%)
      69   Coastal Corp...........................................................................         4,817
      54   Columbia Gas System, Inc...............................................................         3,004
      62   Consolidated Natural Gas Co............................................................         3,650
       5   Eastern Enterprises....................................................................           214
     246   Enron Corp.............................................................................        13,299
      36   NICOR, Inc.............................................................................         1,445
       7   ONEOK, Inc.............................................................................           279
       8   Peoples Energy Corp....................................................................           309
     180   Sempra Energy*.........................................................................         4,985
      72   Sonat, Inc.............................................................................         2,781
     318   Williams Companies, Inc................................................................        10,733
                                                                                                    ------------
                                                                                                          45,516
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (0.1%)
      21   Moore Corp. Ltd. (Canada)..............................................................           278
     205   Pitney Bowes, Inc......................................................................         9,866
                                                                                                    ------------
                                                                                                          10,144
                                                                                                    ------------
           OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
      45   Anardarko Petroleum Corp...............................................................         3,023
      44   Apache Corp............................................................................         1,386
     115   Burlington Resources, Inc..............................................................         4,952
      22   Kerr-McGee Corp........................................................................         1,273
      49   Oryx Energy Co.*.......................................................................         1,084

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     163   Union Pacific Resources Group, Inc.....................................................  $      2,863
                                                                                                    ------------
                                                                                                          14,581
                                                                                                    ------------
           OIL & GAS - REFINING & MARKETING (0.1%)
      57   Ashland, Inc...........................................................................         2,943
      70   Sun Co., Inc...........................................................................         2,717
                                                                                                    ------------
                                                                                                           5,660
                                                                                                    ------------
           OIL & GAS DRILLING (0.7%)
     127   Baker Hughes, Inc......................................................................         4,389
     114   Dresser Industries, Inc................................................................         5,023
     197   Halliburton Co.........................................................................         8,779
      12   Helmerich & Payne, Inc.................................................................           267
      20   Rowan Companies, Inc.*.................................................................           389
     374   Schlumberger Ltd.......................................................................        25,549
      36   Western Atlas, Inc.*...................................................................         3,056
                                                                                                    ------------
                                                                                                          47,452
                                                                                                    ------------
           OIL INTEGRATED - DOMESTIC (0.7%)
      59   Amerada Hess Corp......................................................................         3,204
     241   Atlantic Richfield Co..................................................................        18,828
     276   Occidental Petroleum Corp..............................................................         7,452
      22   Pennzoil Co............................................................................         1,114
     196   Phillips Petroleum Co..................................................................         9,445
     157   Unocal Corp............................................................................         5,613
     217   USX-Marathon Group.....................................................................         7,446
                                                                                                    ------------
                                                                                                          53,102
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL (5.0%)
     720   Amoco Corp.............................................................................        29,970
     491   Chevron Corp...........................................................................        40,784
   1,835   Exxon Corp.**..........................................................................       130,858
     586   Mobil Corp.............................................................................        44,902
   1,608   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................        88,139
     406   Texaco, Inc............................................................................        24,233
                                                                                                    ------------
                                                                                                         358,886
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (0.4%)
      13   Boise Cascade Corp.....................................................................           426
      63   Champion International Corp............................................................         3,099
      69   Georgia-Pacific Corp...................................................................         4,067
     231   International Paper Co.................................................................         9,933
      51   Louisiana-Pacific Corp.................................................................           931
      49   Mead Corp..............................................................................         1,556
       7   Potlatch Corp..........................................................................           294
      47   Westvaco Corp..........................................................................         1,328
     149   Weyerhaeuser Co........................................................................         6,882
      84   Willamette Industries, Inc.............................................................         2,688
                                                                                                    ------------
                                                                                                          31,204
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PERSONAL CARE (0.8%)
      13   Alberto-Culver Co. (Class B)...........................................................  $        377
      99   Avon Products, Inc.....................................................................         7,673
     843   Gillette Co............................................................................        47,788
                                                                                                    ------------
                                                                                                          55,838
                                                                                                    ------------
           PHOTOGRAPHY/IMAGING (0.6%)
     242   Eastman Kodak Co.......................................................................        17,681
      62   IKON Office Solutions, Inc.............................................................           903
      10   Polaroid Corp..........................................................................           356
     246   Xerox Corp.............................................................................        25,000
                                                                                                    ------------
                                                                                                          43,940
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (1.1%)
     315   Allstate Corp..........................................................................        28,842
     126   Chubb Corp.............................................................................        10,127
     109   Cincinnati Financial Corp..............................................................         4,210
      57   General Re Corp........................................................................        14,450
      54   Progressive Corp.......................................................................         7,614
     106   SAFECO Corp............................................................................         4,810
     176   St. Paul Companies, Inc................................................................         7,403
                                                                                                    ------------
                                                                                                          77,456
                                                                                                    ------------
           PUBLISHING (0.2%)
      61   Dow Jones & Co., Inc...................................................................         3,401
      65   McGraw-Hill, Inc.......................................................................         5,302
      24   Meredith Corp..........................................................................         1,127
      67   Times Mirror Co. (Class A).............................................................         4,213
                                                                                                    ------------
                                                                                                          14,043
                                                                                                    ------------
           PUBLISHING - NEWSPAPER (0.4%)
     213   Gannett Co., Inc.......................................................................        15,136
      51   Knight-Ridder, Inc.....................................................................         2,808
      62   New York Times Co. (Class A)...........................................................         4,914
      79   Tribune Co.............................................................................         5,436
                                                                                                    ------------
                                                                                                          28,294
                                                                                                    ------------
           RAILROADS (0.5%)
     118   Burlington Northern Santa Fe Corp......................................................        11,586
     164   CSX Corp...............................................................................         7,462
     284   Norfolk Southern Corp..................................................................         8,467
     185   Union Pacific Corp.....................................................................         8,163
                                                                                                    ------------
                                                                                                          35,678
                                                                                                    ------------
           RESTAURANTS (0.6%)
      69   Darden Restaurants, Inc................................................................         1,095
     516   McDonald's Corp........................................................................        35,604
      99   TRICON Global Restaurants, Inc.*.......................................................         3,137
      61   Wendy's International, Inc.............................................................         1,434
                                                                                                    ------------
                                                                                                          41,270
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL (0.0%)
       1   Abercrombie & Fitch Co. (Class A)*.....................................................  $         44
                                                                                                    ------------
           RETAIL - BUILDING SUPPLIES (0.8%)
     551   Home Depot, Inc........................................................................        45,767
     262   Lowe's Companies, Inc..................................................................        10,627
     113   Sherwin-Williams Co....................................................................         3,743
                                                                                                    ------------
                                                                                                          60,137
                                                                                                    ------------
           RETAIL - COMPUTERS & ELECTRONICS (0.1%)
      64   Circuit City Stores, Inc...............................................................         3,000
      66   Tandy Corp.............................................................................         3,502
                                                                                                    ------------
                                                                                                           6,502
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (0.6%)
      70   Dillard's, Inc. (Class A)..............................................................         2,901
     158   Federated Department Stores, Inc.*.....................................................         8,502
      46   Harcourt General, Inc..................................................................         2,737
     173   May Department Stores Co...............................................................        11,332
      22   Mercantile Stores Co., Inc.............................................................         1,737
      50   Nordstrom, Inc.........................................................................         3,859
     188   Penney (J.C.) Co., Inc.................................................................        13,595
                                                                                                    ------------
                                                                                                          44,663
                                                                                                    ------------
           RETAIL - DRUG STORES (0.5%)
     288   CVS Corp...............................................................................        11,214
       9   Longs Drug Stores Corp.................................................................           260
     193   Rite Aid Corp..........................................................................         7,250
     373   Walgreen Co............................................................................        15,410
                                                                                                    ------------
                                                                                                          34,134
                                                                                                    ------------
           RETAIL - FOOD CHAINS (0.4%)
     184   Albertson's, Inc.......................................................................         9,534
     205   American Stores Co.....................................................................         4,958
      28   Giant Food, Inc. (Class A).............................................................         1,206
       9   Great Atlantic & Pacific Tea Co., Inc..................................................           298
     192   Kroger Co.*............................................................................         8,232
      97   Winn-Dixie Stores, Inc.................................................................         4,965
                                                                                                    ------------
                                                                                                          29,193
                                                                                                    ------------
           RETAIL - GENERAL MERCHANDISE (2.1%)
     162   Costco Companies, Inc.*................................................................        10,216
     328   Dayton Hudson Corp.....................................................................        15,908
     366   Kmart Corp.*...........................................................................         7,046
     293   Sears, Roebuck & Co....................................................................        17,891
   1,684   Wal-Mart Stores, Inc.**................................................................       102,303
                                                                                                    ------------
                                                                                                         153,364
                                                                                                    ------------
           RETAIL - SPECIALTY (0.2%)
      99   AutoZone, Inc.*........................................................................         3,162
      70   Consolidated Stores Corp.*.............................................................         2,538
      14   Pep Boys-Manny, Moe & Jack.............................................................           265

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     209   Toys 'R' Us, Inc.*.....................................................................  $      4,925
      63   Venator Group, Inc*....................................................................         1,205
                                                                                                    ------------
                                                                                                          12,095
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL (0.4%)
     295   Gap, Inc...............................................................................        18,179
     148   Limited (The), Inc.....................................................................         4,903
     208   TJX Companies, Inc.....................................................................         5,018
                                                                                                    ------------
                                                                                                          28,100
                                                                                                    ------------
           SAVINGS & LOAN COMPANIES (0.3%)
      71   Ahmanson (H.F.) & Co...................................................................         5,041
      43   Golden West Financial Corp.............................................................         4,571
     291   Washington Mutual, Inc.................................................................        12,600
                                                                                                    ------------
                                                                                                          22,212
                                                                                                    ------------
           SEMICONDUCTOR EQUIPMENT (0.1%)
     275   Applied Materials, Inc.*...............................................................         8,112
      39   KLA-Tencor Corp.*......................................................................         1,080
                                                                                                    ------------
                                                                                                           9,192
                                                                                                    ------------
           SPECIALTY PRINTING (0.1%)
      38   Deluxe Corp............................................................................         1,361
     106   Donnelley (R.R.) & Sons Co.............................................................         4,850
                                                                                                    ------------
                                                                                                           6,211
                                                                                                    ------------
           STEEL & IRON (0.1%)
     128   Allegheny Teledyne Inc.................................................................         2,928
      25   Armco, Inc.*...........................................................................           159
      27   Bethlehem Steel Corp.*.................................................................           336
      57   Nucor Corp.............................................................................         2,622
      40   USX-U.S. Steel Group, Inc..............................................................         1,320
      22   Worthington Industries, Inc............................................................           330
                                                                                                    ------------
                                                                                                           7,695
                                                                                                    ------------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.4%)
     429   AirTouch Communications, Inc.*.........................................................        25,070
     178   Nextel Communications, Inc. (Class A)*.................................................         4,417
                                                                                                    ------------
                                                                                                          29,487
                                                                                                    ------------
           TELECOMMUNICATIONS - LONG DISTANCE (2.2%)
   1,218   AT&T Corp..............................................................................        69,578
     543   MCI Communications Corp................................................................        31,528
     323   Sprint Corp............................................................................        22,772
     774   WorldCom, Inc.*........................................................................        37,394
                                                                                                    ------------
                                                                                                         161,272
                                                                                                    ------------
           TELEPHONES (3.6%)
     120   ALLTEL Corp............................................................................         5,580
     825   Ameritech Corp.........................................................................        37,022
   1,164   Bell Atlantic Corp.....................................................................        53,108

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     743   BellSouth Corp.........................................................................  $     49,874
     111   Frontier Corp..........................................................................         3,497
     722   GTE Corp...............................................................................        40,161
   1,379   SBC Communications, Inc................................................................        55,160
     376   U.S. West, Inc.........................................................................        17,687
                                                                                                    ------------
                                                                                                         262,089
                                                                                                    ------------
           TEXTILES & APPAREL (0.1%)
      34   Fruit of the Loom, Inc. (Class A)*.....................................................         1,128
      50   Liz Claiborne, Inc.....................................................................         2,613
       8   Russell Corp...........................................................................           242
      91   VF Corp................................................................................         4,687
                                                                                                    ------------
                                                                                                           8,670
                                                                                                    ------------
           TEXTILES - HOME FURNISHINGS (0.0%)
       5   Springs Industries, Inc. (Class A).....................................................           231
                                                                                                    ------------
           TOBACCO (1.0%)
   1,822   Philip Morris Companies, Inc...........................................................        71,741
     121   UST, Inc...............................................................................         3,267
                                                                                                    ------------
                                                                                                          75,008
                                                                                                    ------------
           TRUCKERS (0.0%)
      35   Ryder System, Inc......................................................................         1,105
                                                                                                    ------------
           UTILITIES - ELECTRIC (2.1%)
      89   Ameren Corp............................................................................         3,538
     124   American Electric Power Co.............................................................         5,626
      96   Baltimore Gas & Electric Co............................................................         2,982
     114   Carolina Power & Light Co..............................................................         4,945
     138   Central & South West Corp..............................................................         3,709
     103   CINergy Corp...........................................................................         3,605
     177   Consolidated Edison, Inc...............................................................         8,153
     127   Dominion Resources, Inc................................................................         5,175
     109   DTE Energy Co..........................................................................         4,401
     270   Duke Power Co..........................................................................        15,997
     272   Edison International...................................................................         8,041
     160   Entergy Corp...........................................................................         4,600
     150   FirstEnergy Corp.......................................................................         4,612
     136   FPL Group, Inc.........................................................................         8,568
      83   GPU, Inc...............................................................................         3,138
     192   Houston Industries, Inc................................................................         5,928
     125   Niagara Mohawk Power Corp.*............................................................         1,867
      98   Northern States Power Co...............................................................         2,805
     193   PacifiCorp.............................................................................         4,367
     167   PECO Energy Co.........................................................................         4,874
     286   PG & E Corp............................................................................         9,027
     126   PP&L Resources, Inc....................................................................         2,859
     151   Public Service Enterprise Group, Inc...................................................         5,200
     523   Southern Co............................................................................        14,481

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     210   Texas Utilities Co.....................................................................  $      8,741
     141   Unicom Corp............................................................................         4,944
                                                                                                    ------------
                                                                                                         152,183
                                                                                                    ------------
           WASTE MANAGEMENT (0.2%)
     138   Browning-Ferris Industries, Inc........................................................         4,796
     357   Waste Management, Inc..................................................................        12,495
                                                                                                    ------------
                                                                                                          17,291
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $6,444,947)...........................................................     6,589,721
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (16.7%)
           U.S. GOVERNMENT AGENCY (a)
$  1,200   Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (AMORTIZED COST $1,200,000)..........   1,200,000
                                                                                                      ----------

           TOTAL INVESTMENTS........................................................................   7,789,721
                                                                                                      ----------

 NUMBER                                         DESCRIPTION,
   OF                                          DELIVERY YEAR,
CONTRACTS                                        AND MONTH                                             VALUE
----------------------------------------------------------------------------------------------------------------
          FINANCIAL FUTURES (b) (0.0%)
          SHORT POSITION
      5   E-MINI S&P ES/September 1998............................................................  $       (665)
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $7,644,947) (c)..........................................................  108.3 %     7,789,721

TOTAL FINANCIAL FUTURES...................................................................    0.0            (665)

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (8.3)       (596,691)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $   7,192,365
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
** Some or all of these securities are segregated in connection with open futures contracts.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Value represents variation margin on open futures contracts at June 30, 1998. The market value of these futures contracts is $283,575 and the unrealized appreciation is $2,110.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $240,102 and the aggregate gross unrealized depreciation is $95,328, resulting in net unrealized appreciation of $144,774.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED STOCKS (85.2%)
                                AUSTRALIA (2.7%)
                                PUBLISHING & TELEVISION
                       70,000   News Corporation Ltd. (Pref.)......................................  $   495,535
                                                                                                     -----------

                                FINLAND (2.4%)
                                PAPER PRODUCTS
                       16,200   UPM-Kymmene Oyj....................................................      445,347
                                                                                                     -----------

                                FRANCE (9.7%)
                                ELECTRONICS - SEMICONDUCTORS/COMPONENTS
                        7,000   ST Microelectronics NV*............................................      489,125
                                                                                                     -----------
                                INSURANCE
                        3,860   AXA-UAP............................................................      433,171
                                                                                                     -----------
                                OIL - INTEGRATED
                        3,370   Total S.A. (B Shares)..............................................      437,135
                                                                                                     -----------
                                TIRE & RUBBER GOODS
                        7,200   Compagnie Generale des Etablissements Michelin (B Shares)..........      414,688
                                                                                                     -----------

                                TOTAL FRANCE.......................................................    1,774,119
                                                                                                     -----------

                                GERMANY (4.6%)
                                AUTOMOTIVE
                          430   Bayerische Motoren Werke (BMW) AG..................................      433,971
                                                                                                     -----------
                                MACHINERY - DIVERSIFIED
                        1,070   MAN AG.............................................................      416,568
                                                                                                     -----------
                                TOTAL GERMANY......................................................      850,539
                                                                                                     -----------
                                HONG KONG (2.4%)
                                BANKING
                       17,600   HSBC Holdings PLC..................................................      430,543
                                                                                                     -----------
                                JAPAN (2.3%)
                                PHOTOGRAPHY/IMAGING
                       12,000   Fuji Photo Film Co.................................................      416,979
                                                                                                     -----------

                                SINGAPORE (2.5%)
                                PAPER PRODUCTS
                       40,000   Asia Pulp & Paper Co., Ltd. (ADR)..................................      450,000
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                SWEDEN (2.3%)
                                MACHINERY - DIVERSIFIED
                       15,200   Sandvik AB (B Shares)..............................................  $   416,412
                                                                                                     -----------

                                SWITZERLAND (4.7%)
                                BANKING
                        1,200   UBS AG.............................................................      445,556
                                                                                                     -----------
                                CEMENT
                          330   Holderbank Financiere Glarus AG (B Shares).........................      419,289
                                                                                                     -----------

                                TOTAL SWITZERLAND..................................................      864,845
                                                                                                     -----------

                                UNITED KINGDOM (6.7%)
                                CONSUMER PRODUCTS
                       37,300   Unilever PLC.......................................................      396,822
                                                                                                     -----------
                                ENGINEERING & CONSTRUCTION
                       21,300   Siebe PLC..........................................................      425,147
                                                                                                     -----------
                                FOODS & BEVERAGES
                       35,000   Diageo PLC.........................................................      414,374
                                                                                                     -----------

                                TOTAL UNITED KINGDOM...............................................    1,236,343
                                                                                                     -----------

                                UNITED STATES (44.9%)
                                AIR FREIGHT
                        6,000   FDX Corp.*.........................................................      376,500
                                                                                                     -----------
                                AIRCRAFT & AEROSPACE
                        8,000   Boeing Co..........................................................      356,500
                                                                                                     -----------
                                BANKING
                        3,000   Citicorp...........................................................      447,750
                                                                                                     -----------
                                BEVERAGES
                        9,000   Coca-Cola Enterprises Inc..........................................      353,250
                                                                                                     -----------
                                CHEMICALS
                        5,000   Du Pont (E.I.) De Nemours & Co., Inc...............................      373,125
                                                                                                     -----------
                                COMMUNICATIONS - EQUIPMENT & SOFTWARE
                        4,000   Cisco Systems, Inc.*...............................................      368,250
                                                                                                     -----------
                                COMPUTER SOFTWARE
                        4,000   Microsoft Corp.....................................................      433,500
                                                                                                     -----------
                                CONSUMER PRODUCTS
                        5,000   Procter & Gamble Co................................................      455,312
                                                                                                     -----------
                                ELECTRICAL EQUIPMENT
                        6,000   Emerson Electric Co................................................      362,250
                        4,000   General Electric Co................................................      364,000
                                                                                                     -----------
                                                                                                         726,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                ELECTRONICS - SEMICONDUCTORS/COMPONENTS
                        5,000   Intel Corp.........................................................  $   370,312
                                                                                                     -----------
                                FINANCIAL SERVICES
                        4,000   American Express Co................................................      456,000
                                                                                                     -----------
                                MEDICAL EQUIPMENT
                        6,000   Medtronic, Inc.....................................................      382,500
                                                                                                     -----------
                                MEDICAL SERVICES
                        8,000   Quintiles Transnational Corp.*.....................................      393,000
                                                                                                     -----------
                                OIL - INTERNATIONAL
                        5,000   Chevron Corp.......................................................      415,312
                                                                                                     -----------
                                OIL DRILLING & SERVICES
                        8,000   Dresser Industries, Inc............................................      352,500
                        5,000   Schlumberger Ltd...................................................      341,563
                                                                                                     -----------
                                                                                                         694,063
                                                                                                     -----------
                                PHARMACEUTICALS
                        6,000   Lilly (Eli) & Co...................................................      396,375
                                                                                                     -----------
                                PUBLISHING & TELEVISION
                        4,000   Time Warner, Inc...................................................      341,750
                                                                                                     -----------
                                SPECIALTY PACKAGING
                           10   Sealed Air Corp.*..................................................          368
                                                                                                     -----------
                                TELEPHONE - LONG DISTANCE
                        6,000   AT&T Corp..........................................................      342,750
                                                                                                     -----------
                                TEMPORARY SERVICES
                        6,130   Manpower, Inc......................................................      175,854
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                        7,000   AES Corp. (The)*...................................................      367,938
                                                                                                     -----------

                                TOTAL UNITED STATES................................................    8,226,659
                                                                                                     -----------

                                TOTAL COMMON AND PREFERRED STOCKS
                                (IDENTIFIED COST $15,604,644)......................................   15,607,321
                                                                                                     -----------

          PRINCIPAL
          AMOUNT IN
          THOUSANDS
         ------------
                                SHORT-TERM INVESTMENTS (18.6%)
                                U.S. GOVERNMENT AGENCY (a) (15.8%)
$                       2,900   Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (AMORTIZED COST
                                  $2,900,000)......................................................    2,900,000
                                                                                                     -----------

          PRINCIPAL
          AMOUNT IN
          THOUSANDS                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------

                                REPURCHASE AGREEMENT (2.8%)
$                         518   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds
                                  $518,020) (b) (IDENTIFIED COST $517,941).........................  $   517,941
                                                                                                     -----------

                                TOTAL SHORT-TERM INVESTMENTS
                                (IDENTIFIED COST 3,417,941)........................................    3,417,941
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $19,022,585) (c)..........................................................  103.8 %   19,025,262

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (3.8)      (707,790)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 18,317,472
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $306,573 U.S. Treasury Bond 6.00% due 02/15/26 valued at $324,355 and $199,718 U.S. Treasury Note 6.25% due 03/31/99 valued at
     $203,945.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $488,593 and the aggregate gross unrealized depreciation is $485,916, resulting in net unrealized appreciation of $2,677.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1998:

                    IN                 UNREALIZED
 CONTRACTS TO    EXCHANGE  DELIVERY  APPRECIATION/
    RECEIVE        FOR       DATE     DEPRECIATION
---------------------------------------------------
  AUD   104,038  $ 63,182  07/01/98  $      1,196
 FRF  1,719,149  $286,482  07/31/98        (2,770  )
  GBP   173,175  $289,566  07/01/98          (797  )
                                          -------
      Net unrealized
      depreciation.................  $     (2,371  )
                                          -------
                                          -------

CURRENCY ABBREVIATIONS:

AUD        Australian Dollar.
GBP        British Pound.
FRF        French Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                                           PERCENT OF
INDUSTRY                                                         VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Air Freight.................................................  $   376,500       2.0%
Aircraft & Aerospace........................................      356,500       1.9
Automotive..................................................      433,971       2.4
Banking.....................................................    1,323,849       7.2
Beverages...................................................      353,250       1.9
Cement......................................................      419,289       2.3
Chemicals...................................................      373,125       2.0
Communications - Equipment & Software.......................      368,250       2.0
Computer Software...........................................      433,500       2.3
Consumer Products...........................................      852,134       4.6
Electrical Equipment........................................      726,250       4.0
Electronics - Semiconductors/
  Components................................................      859,437       4.7
Engineering & Construction..................................      425,147       2.3
Financial Services..........................................      456,000       2.5
Foods & Beverages...........................................      414,374       2.3
Insurance...................................................      433,171       2.4
Machinery - Diversified.....................................      832,980       4.5
Medical Equipment...........................................      382,500       2.1
Medical Services............................................      393,000       2.1
Oil - Integrated............................................      437,135       2.4

                                                                           PERCENT OF
INDUSTRY                                                         VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Oil - International.........................................  $   415,312       2.3%
Oil Drilling & Services.....................................      694,063       3.8
Paper Products..............................................      895,347       4.9
Pharmaceuticals.............................................      396,375       2.2
Photography/Imaging.........................................      416,979       2.3
Publishing & Television.....................................      837,285       4.6
Specialty Packaging.........................................          368       0.0
Telephone - Long Distance...................................      342,750       1.9
Temporary Services..........................................      175,854       1.0
Tire & Rubber Goods.........................................      414,688       2.3
U.S. Government Agency......................................    2,900,000      15.8
Utilities - Electric........................................      367,938       2.0
Repurchase Agreement........................................      517,941       2.8
                                                              -----------     -----
                                                              $19,025,262     103.8%
                                                              -----------     -----
                                                              -----------     -----

                                                                           PERCENT OF
TYPE OF INVESTMENT                                               VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Common Stocks...............................................  $15,607,321      85.2%
Short-Term Investments......................................    3,417,941      18.6
                                                              -----------     -----
                                                              $19,025,262     103.8%
                                                              -----------     -----
                                                              -----------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (67.7%)
           AEROSPACE & DEFENSE (2.4%)
  96,000   Cordant Technologies Inc...............................................................  $  4,428,000
  95,000   General Motors Corp. (Class H).........................................................     4,476,875
  60,500   Honeywell, Inc.........................................................................     5,055,531
                                                                                                    ------------
                                                                                                      13,960,406
                                                                                                    ------------
           ALUMINUM (0.6%)
  52,000   Aluminum Co. of America................................................................     3,428,750
                                                                                                    ------------
           APPLIANCES & HOUSEHOLD DURABLES (1.1%)
 125,000   Maytag Corp............................................................................     6,171,875
                                                                                                    ------------
           AUTOMOTIVE (2.6%)
 152,900   Chrysler Corp..........................................................................     8,619,737
 105,000   Ford Motor Co..........................................................................     6,195,000
                                                                                                    ------------
                                                                                                      14,814,737
                                                                                                    ------------
           BANKS (1.7%)
  64,000   NationsBank Corp.......................................................................     4,896,000
  14,050   Wells Fargo & Co.......................................................................     5,184,450
                                                                                                    ------------
                                                                                                      10,080,450
                                                                                                    ------------
           BANKS - MONEY CENTER (1.8%)
  66,600   Chase Manhattan Corp...................................................................     5,028,300
  37,400   Citicorp...............................................................................     5,581,950
                                                                                                    ------------
                                                                                                      10,610,250
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (0.7%)
 104,900   PepsiCo, Inc...........................................................................     4,320,569
                                                                                                    ------------
           BIOTECHNOLOGY (1.1%)
 236,000   BioChem Pharma Inc. (Canada)*..........................................................     6,224,500
   5,900   Clinichem Development Inc. (Canada)*...................................................        33,556
                                                                                                    ------------
                                                                                                       6,258,056
                                                                                                    ------------
           CHEMICALS (3.5%)
  67,000   Dow Chemical Co. ......................................................................     6,478,062
  60,000   Du Pont (E.I.) De Nemours & Co., Inc. .................................................     4,477,500
 147,300   Georgia Gulf Corp. ....................................................................     3,360,281
 104,200   Monsanto Co. ..........................................................................     5,822,175
                                                                                                    ------------
                                                                                                      20,138,018
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (3.9%)
  76,650   Cisco Systems, Inc.*...................................................................     7,056,591
  92,800   Lucent Technologies Inc................................................................     7,719,800
  51,000   PMC - Sierra, Inc. (Canada)*...........................................................     2,384,250

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  72,100   Tellabs, Inc.*.........................................................................  $  5,159,656
                                                                                                    ------------
                                                                                                      22,320,297
                                                                                                    ------------
           COMPUTER SOFTWARE (1.7%)
  60,600   Microsoft Corp.*.......................................................................     6,567,525
  70,500   Network Associates, Inc.*..............................................................     3,370,781
                                                                                                    ------------
                                                                                                       9,938,306
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (0.6%)
 104,000   HBO & Co...............................................................................     3,666,000
                                                                                                    ------------
           COMPUTERS (3.1%)
  85,000   Dell Computer Corp.*...................................................................     7,883,750
 114,000   Gateway 2000, Inc.*....................................................................     5,771,250
  92,900   Sun Microsystems, Inc.*................................................................     4,035,344
                                                                                                    ------------
                                                                                                      17,690,344
                                                                                                    ------------
           CONSUMER PRODUCTS (0.2%)
  90,000   Oakley, Inc.*..........................................................................     1,170,000
                                                                                                    ------------
           ELECTRICAL EQUIPMENT (1.5%)
  50,000   Emerson Electric Co....................................................................     3,018,750
  59,200   General Electric Co....................................................................     5,387,200
                                                                                                    ------------
                                                                                                       8,405,950
                                                                                                    ------------
           ENTERTAINMENT (0.7%)
  38,000   Walt Disney Co. .......................................................................     3,992,375
                                                                                                    ------------
           FINANCIAL SERVICES (2.8%)
  50,000   American Express Co....................................................................     5,700,000
  87,300   Fannie Mae.............................................................................     5,303,475
  83,850   Travelers Group, Inc...................................................................     5,083,406
                                                                                                    ------------
                                                                                                      16,086,881
                                                                                                    ------------
           FOODS (1.1%)
 100,000   Aurora Foods, Inc.*....................................................................     2,112,500
  60,300   General Mills, Inc. ...................................................................     4,123,012
                                                                                                    ------------
                                                                                                       6,235,512
                                                                                                    ------------
           HEALTHCARE - HMOS (0.9%)
  50,000   United Healthcare Corp. ...............................................................     3,175,000
  30,000   Wellpoint Health Networks, Inc.*.......................................................     2,220,000
                                                                                                    ------------
                                                                                                       5,395,000
                                                                                                    ------------
           HOUSEHOLD PRODUCTS (1.5%)
  57,800   Colgate-Palmolive Co...................................................................     5,086,400
 112,500   Rubbermaid, Inc........................................................................     3,733,594
                                                                                                    ------------
                                                                                                       8,819,994
                                                                                                    ------------
           INSURANCE (3.9%)
 124,500   Ace, Ltd. (Bermuda)....................................................................     4,855,500
  38,500   American International Group, Inc......................................................     5,621,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 100,000   Conseco, Inc...........................................................................  $  4,675,000
  96,000   Equitable Companies, Inc...............................................................     7,194,000
                                                                                                    ------------
                                                                                                      22,345,500
                                                                                                    ------------
           INTERNET (1.9%)
 100,600   America Online, Inc.*..................................................................    10,663,600
                                                                                                    ------------
           MEDIA GROUP (2.5%)
  64,500   Clear Channel Communications, Inc.*....................................................     7,038,562
 170,000   MediaOne Group Inc.*...................................................................     7,469,408
                                                                                                    ------------
                                                                                                      14,507,970
                                                                                                    ------------
           MEDICAL EQUIPMENT (0.5%)
  45,000   Perkin-Elmer Corp......................................................................     2,798,437
                                                                                                    ------------
           METALS - MISCELLANEOUS (0.7%)
  75,000   Phelps Dodge Corp......................................................................     4,289,062
                                                                                                    ------------
           OIL - DOMESTIC (1.9%)
  85,000   Amerada Hess Corp......................................................................     4,616,562
  80,600   Atlantic Richfield Co..................................................................     6,296,875
                                                                                                    ------------
                                                                                                      10,913,437
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL (3.5%)
  65,000   Chevron Corp...........................................................................     5,399,063
  79,700   Exxon Corp.............................................................................     5,683,606
  70,200   Mobil Corp.............................................................................     5,379,075
  65,700   Texaco, Inc............................................................................     3,921,469
                                                                                                    ------------
                                                                                                      20,383,213
                                                                                                    ------------
           PAPER PRODUCTS (1.1%)
 124,200   Champion International Corp............................................................     6,109,088
                                                                                                    ------------
           PHARMACEUTICALS (4.6%)
 128,600   Abbott Laboratories....................................................................     5,256,525
 112,600   American Home Products Corp............................................................     5,827,050
  68,400   Johnson & Johnson......................................................................     5,044,500
  66,600   Lilly (Eli) & Co. .....................................................................     4,399,763
  87,300   Warner-Lambert Co......................................................................     6,056,438
                                                                                                    ------------
                                                                                                      26,584,276
                                                                                                    ------------
           POLLUTION CONTROL (0.3%)
  50,000   Waste Management, Inc..................................................................     1,750,000
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (1.0%)
  70,400   Chubb Corp.............................................................................     5,658,400
                                                                                                    ------------
           RAILROAD EQUIPMENT (0.2%)
  31,000   Trinity Industries, Inc................................................................     1,286,500
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - DEPARTMENT STORES (1.8%)
 265,000   Kmart Corp.*...........................................................................  $  5,101,250
  77,300   May Department Stores Co...............................................................     5,063,150
                                                                                                    ------------
                                                                                                      10,164,400
                                                                                                    ------------
           RETAIL - SPECIALTY (4.9%)
 122,400   Bed Bath & Beyond, Inc.*...............................................................     6,341,850
 106,000   Costco Companies, Inc.*................................................................     6,684,625
  76,300   Home Depot, Inc........................................................................     6,337,669
  68,300   Payless ShoeSource, Inc.*..............................................................     5,032,856
 120,000   Pier 1 Imports, Inc. ..................................................................     2,865,000
  30,000   Williams-Sonoma, Inc.*.................................................................       954,375
                                                                                                    ------------
                                                                                                      28,216,375
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL (1.3%)
 125,700   Gap, Inc...............................................................................     7,746,263
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS (1.5%)
  46,000   Golden West Financial Corp.............................................................     4,890,375
  90,450   Washington Mutual, Inc.................................................................     3,923,269
                                                                                                    ------------
                                                                                                       8,813,644
                                                                                                    ------------
           SEMICONDUCTORS (0.6%)
  45,000   Intel Corp.............................................................................     3,332,813
                                                                                                    ------------
           STEEL & IRON (0.3%)
  40,000   Nucor Corp.............................................................................     1,840,000
                                                                                                    ------------
           TELECOMMUNICATIONS - LONG DISTANCE (0.4%)
  60,000   Qwest Communications International, Inc.*..............................................     2,088,750
                                                                                                    ------------
           TOBACCO (0.7%)
 100,000   Philip Morris Companies, Inc...........................................................     3,937,500
                                                                                                    ------------
           TRANSPORTATION - MISCELLANEOUS (0.6%)
 101,000   Airborne Freight Corp..................................................................     3,528,688
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $276,051,607).........................................................   390,461,686
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (9.9%)
           AEROSPACE & DEFENSE (0.6%)
$  1,000   Honeywell, Inc.
             6.625% due 06/15/28..........................................................     1,012,240
   1,000   Northrop-Grumman Corp.
             7.875% due 03/01/26..........................................................     1,139,810

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
$  1,000   Raytheon Co.
             7.20% due 08/15/27...........................................................  $  1,067,450
                                                                                            ------------
                                                                                               3,219,500
                                                                                            ------------
           AIRLINES (0.2%)
   1,000   Continental Airlines, Inc. (Series 981A)
             6.648% due 03/15/19..........................................................     1,020,100
                                                                                            ------------
           BANKS (1.7%)
   1,000   Amsouth Bank of Alabama
             6.45% due 02/01/18...........................................................     1,003,160
   1,000   BB&T Corp.
             6.375% due 06/30/05..........................................................     1,000,400
   1,240   Compass Trust I (Series A)
             8.23% due 01/15/27...........................................................     1,361,359
   2,000   MBNA Capital I (Series A)
             8.278% due 12/01/26..........................................................     2,149,140
   1,000   Mercantile Bancorporation, Inc.
             7.30% due 06/15/07...........................................................     1,062,340
   2,000   St. Paul Bancorp, Inc.
             7.125% due 02/15/04..........................................................     2,061,860
   1,000   Wilmington Trust Corp.
             6.625% due 05/01/08..........................................................     1,019,440
                                                                                            ------------
                                                                                               9,657,699
                                                                                            ------------
           BANKS - THRIFT INSTITUTIONS (0.2%)
   1,000   Long Island Savings Bank
             6.20% due 04/02/01...........................................................       998,800
                                                                                            ------------
           BROKERAGE (0.5%)
   1,000   Credit Suisse First Boston NY - 144A**
             6.50% due 05/01/08...........................................................     1,017,730
   2,000   Paine Webber Group, Inc.
             6.55% due 04/15/08...........................................................     2,001,960
                                                                                            ------------
                                                                                               3,019,690
                                                                                            ------------
           BUILDING MATERIALS (0.3%)
   1,500   Masco Corp
             7.125% due 08/15/13..........................................................     1,607,070
                                                                                            ------------
           CHEMICALS (0.3%)
   1,900   Solutia, Inc.
             7.375% due 10/15/27..........................................................     1,998,648
                                                                                            ------------
           COMPUTER SOFTWARE (0.2%)
   1,000   Computer Associates International - 144A**
             6.375% due 04/15/05..........................................................       992,170
                                                                                            ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           FINANCE (0.3%)
$  2,000   Household Finance Corp.
             6.40% due 06/17/08...........................................................  $  1,994,920
                                                                                            ------------
           FINANCIAL SERVICES (1.9%)
   2,000   Arkwright CSN Trust - 144A**
             9.625% due 08/15/26..........................................................     2,402,500
   3,000   Centura Capital Trust I - 144A**
             8.845% due 06/01/27..........................................................     3,401,250
   3,000   Markel Capital Trust I (Series B)
             8.71% due 01/01/46...........................................................     3,287,220
   2,000   Orion Capital Trust I
             8.73% due 01/01/37...........................................................     2,152,980
                                                                                            ------------
                                                                                              11,243,950
                                                                                            ------------
           INDUSTRIALS (0.2%)
   1,000   Lexmark International Inc.
             6.75% due 05/15/08...........................................................     1,003,120
                                                                                            ------------
           INSURANCE (0.5%)
   1,000   CNA Financial Corp.
             6.50% due 04/15/05...........................................................     1,002,840
   1,000   Conseco, Inc.
             6.80% due 06/15/05...........................................................       999,040
   1,000   Terra Nova Ins (United Kingdom) Holding - 144A**
             7.00% due 05/15/08...........................................................     1,020,980
                                                                                            ------------
                                                                                               3,022,860
                                                                                            ------------
           MANUFACTURING (0.3%)
   2,000   Tyco International Group SA (Luxembourg)
             6.375% due 06/15/05..........................................................     2,005,280
                                                                                            ------------
           MEDIA GROUP (0.4%)
   2,000   News America Inc.- 144A**
             7.30% due 04/30/28...........................................................     2,050,000
                                                                                            ------------
           RAILROADS (0.4%)
   1,966   Southern Pacific Co. (Series B)
             7.28% due 04/30/15...........................................................     2,081,664
                                                                                            ------------
           RETAIL (0.5%)
   1,000   Neiman Marcus Group Inc.
             7.125% due 06/01/28..........................................................     1,031,950
   1,000   Penny (J.C.) Co., Inc.
             7.625% due 03/01/97..........................................................     1,095,120
   1,000   Tommy Hilfiger USA Inc.
             6.50% due 06/01/03...........................................................     1,000,900
                                                                                            ------------
                                                                                               3,127,970
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           RETAIL - DEPARTMENT STORES (0.5%)
$  2,500   Shopko Stores, Inc.
             8.50% due 03/15/02...........................................................  $  2,664,825
                                                                                            ------------
           TELECOMMUNICATIONS (0.4%)
   1,000   GTE Corp.
             6.84% due 04/15/18...........................................................     1,004,060
   1,000   GTE Corp.
             8.75% due 11/01/21...........................................................     1,223,480
                                                                                            ------------
                                                                                               2,227,540
                                                                                            ------------
           UTILITIES (0.3%)
   1,000   Energen Corp.
             7.125% due 02/15/28..........................................................     1,037,060
   1,000   United Utilities Corp. (United Kingdom)
             6.45% due 04/01/08...........................................................       995,970
                                                                                            ------------
                                                                                               2,033,030
                                                                                            ------------
           UTILITIES - ELECTRIC (0.2%)
   1,000   Western Resources, Inc.
             6.875% due 08/01/04..........................................................     1,024,620
                                                                                            ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $55,523,655)..................................................    56,993,456
                                                                                            ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.7%)
           Federal National Mortgage Assoc.
   1,000     5.75% due 04/15/03...........................................................       999,640
   2,000     5.75% due 06/15/05...........................................................     1,994,680
   3,000     5.75% due 02/15/08...........................................................     2,985,630
           U.S. Treasury Bond
   1,800     6.125% due 11/15/27..........................................................     1,926,846
   2,400     6.625% due 02/15/27..........................................................     2,709,024

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------

           U.S. Treasury Note
$  2,000     5.625% due 11/30/00..........................................................  $  2,003,860
   2,000     5.75% due 08/15/03...........................................................     2,021,000
   2,000     5.875% due 02/28/99..........................................................     2,004,380
  13,000     6.00% due 09/30/98...........................................................    13,021,320
   1,000     6.25% due 02/28/02...........................................................     1,021,600
   1,000     6.25% due 02/15/03...........................................................     1,028,540
   2,000     6.375% due 05/15/99..........................................................     2,014,100
   1,500     6.50% due 04/30/99...........................................................     1,511,700
   2,000     6.50% due 08/15/05...........................................................     2,110,240
   7,000     6.875% due 08/31/99..........................................................     7,104,160
   5,000     6.875% due 03/31/00..........................................................     5,110,400
   4,000     6.875% due 05/15/06..........................................................     4,330,160
   2,000     7.25% due 05/15/04...........................................................     2,169,440
                                                                                            ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $55,981,906)..................................................    56,066,720
                                                                                            ------------

           SHORT-TERM INVESTMENTS (13.4%)
           U.S. GOVERNMENT AGENCIES (a) (12.7%)
  16,000   Federal Farm Credit Bank 5.38% due 07/09/98....................................    15,980,871
   3,900   Federal Home Loan Banks 5.40% due 07/01/98.....................................     3,900,000
  20,000   Federal Home Loan Mortgage Corp. 5.45% due 07/10/98............................    19,972,750
  33,223   Federal National Mortgage Assoc. 5.44-5.46% due 07/06/98-07/17/98..............    33,165,775
                                                                                            ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $73,019,396)...................................................    73,019,396
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT (0.7%)
$  4,266   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $4,266,595)
             (b)
             (IDENTIFIED COST $4,265,943).................................................  $  4,265,943
                                                                                            ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $77,285,339)..................................................    77,285,339
                                                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $464,842,507) (c)........................................................  100.7 %   580,807,201

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.7)     (4,239,558)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 576,567,643
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,975,771 U.S. Treasury Bond 7.125% due 02/15/23 valued at $2,379,894 and by $1,940,655 U.S. Treasury Note 5.375% due 02/15/01
     valued at $1,971,368.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $120,779,590 and the aggregate gross unrealized depreciation is $4,814,896, resulting in net unrealized appreciation of $115,964,694.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

                                   MONEY         QUALITY           HIGH                          INCOME        DIVIDEND
                                   MARKET      INCOME PLUS        YIELD         UTILITIES        BUILDER        GROWTH
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $352,225,052  $  490,887,753  $  420,417,388  $  484,122,492   $89,102,655  $2,167,918,464
Cash..........................        10,112         260,107        --                25,001       --             --
Receivable for:
    Investments sold..........       --            8,993,000       5,283,071        --              97,515       7,949,892
    Shares of beneficial
      interest sold...........       369,879         132,795         319,960         281,654       195,658       3,633,026
    Dividends.................       --             --              --             1,044,847       144,542       3,204,121
    Interest..................       674,772       7,526,933       8,023,833         894,287       428,912         479,869
    Foreign withholding taxes
      reclaimed...............       --             --              --                 8,731       --             --
Prepaid expenses and other
  assets......................         1,267           1,188           2,129           1,009         1,908           4,943
Unrealized appreciation on
  open forward foreign
  currency contracts..........       --             --              --              --             --             --
Receivable from affiliate.....       --             --              --              --             --             --
                                ------------  --------------  --------------  --------------   -----------  --------------
     TOTAL ASSETS.............   353,281,082     507,801,776     434,046,381     486,378,021    89,971,190   2,183,190,315
                                ------------  --------------  --------------  --------------   -----------  --------------
LIABILITIES:
Payable for:
    Investments purchased.....       --           12,935,052      13,026,083        --             992,660       6,546,984
    Shares of beneficial
      interest repurchased....     3,022,140         460,536         239,615         202,734        33,897       1,390,750
    Compensated foreign
      currency contracts......       --             --              --              --             --             --
    Variation margin on
      futures contracts.......       --             --              --              --             --             --
    Investment management
      fee.....................       155,107         216,328         182,970         274,247        57,058         977,447
Payable to bank...............       --             --              --              --             --             --
Accrued expenses and other
  payables....................        33,381          52,140          32,593          28,053        14,093          89,192
                                ------------  --------------  --------------  --------------   -----------  --------------
     TOTAL LIABILITIES........     3,210,628      13,664,056      13,481,261         505,034     1,097,708       9,004,373
                                ------------  --------------  --------------  --------------   -----------  --------------
NET ASSETS:
Paid-in-capital...............   350,070,431     489,007,491     510,970,197     305,922,756    84,543,695   1,568,536,873
Accumulated undistributed net
  investment income (loss)....            23             451         159,071           1,274         9,713           1,202
Accumulated undistributed net
  realized gain (loss)........       --          (18,661,309)    (65,585,328)      7,659,165       688,372     123,843,990
Net unrealized appreciation
  (depreciation)..............       --           23,791,087     (24,978,820)    172,289,792     3,631,702     481,803,877
                                ------------  --------------  --------------  --------------   -----------  --------------
     NET ASSETS...............  $350,070,454  $  494,137,720  $  420,565,120  $  485,872,987   $88,873,482  $2,174,185,942
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------
     *IDENTIFIED COST.........  $352,225,052  $  467,096,666  $  445,396,208  $  311,832,700   $85,470,953  $1,686,114,587
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   350,070,431      45,339,654      70,013,076      25,304,237     7,424,325     100,927,668
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $10.90           $6.01          $19.20        $11.97          $21.54
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------

------------------

**   Includes foreign cash of $1,539, $10,906 and $76,894, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1998 (UNAUDITED)
                                                 GLOBAL
                                  CAPITAL       DIVIDEND      EUROPEAN      PACIFIC      CAPITAL                    S&P 500
                                   GROWTH        GROWTH        GROWTH       GROWTH     APPRECIATION    EQUITY        INDEX
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $144,776,147  $521,802,619  $517,703,972  $49,364,917  $36,116,167  $1,007,977,532 $  7,789,721
Cash..........................       --            418,062       887,267**   2,223,547**     --          --             21,990
Receivable for:
    Investments sold..........     3,155,728     1,845,551     1,372,709      291,918    2,176,282    14,810,252           310
    Shares of beneficial
      interest sold...........        63,029       246,011       616,550    1,775,447       36,918     1,512,520       306,155
    Dividends.................        20,725     1,375,624       797,185      114,169        2,413       462,369         4,569
    Interest..................           103         4,793         7,778       32,665          246       254,314       --
    Foreign withholding taxes
      reclaimed...............       --            473,532       835,353      --           --            159,066       --
Prepaid expenses and other
  assets......................            44         1,112           915          533           12         1,842       --
Unrealized appreciation on
  open forward foreign
  currency contracts..........       --            --            --            19,802      --            --            --
Receivable from affiliate.....       --            --            --           --            11,185       --              3,991
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
     TOTAL ASSETS.............   148,015,776   526,167,304   522,221,729   53,822,998   38,343,223  1,025,177,895    8,126,736
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....     2,680,137     2,421,459       --           703,196    1,339,188    12,772,126       929,519
    Shares of beneficial
      interest repurchased....        83,882       305,236       771,181       60,753       28,991       392,244           196
    Compensated foreign
      currency contracts......       --            --            --           267,337      --            --            --
    Variation margin on
      futures contracts.......       --            --            --           --           --            --                665
    Investment management
      fee.....................        80,599       342,177       447,430       45,554      --            423,905       --
Payable to bank...............       --            --            --           --           --            --            --
Accrued expenses and other
  payables....................        17,029       123,612        71,573       53,589       11,191        33,226         3,991
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
     TOTAL LIABILITIES........     2,861,647     3,192,484     1,290,184    1,130,429    1,379,370    13,621,501       934,371
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   105,657,905   458,285,689   328,684,704  116,790,606   34,427,009   734,776,774     7,030,770
Accumulated undistributed net
  investment income (loss)....      (220,715)      --          3,468,436      301,240      164,100            89        11,209
Accumulated undistributed net
  realized gain (loss)........    11,268,096    17,551,301    28,540,499  (45,214,368)  (1,349,658)   75,175,814         3,502
Net unrealized appreciation
  (depreciation)..............    28,448,843    47,137,830   160,237,906  (19,184,909)   3,722,402   201,603,717       146,884
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
     NET ASSETS...............  $145,154,129  $522,974,820  $520,931,545  $52,692,569  $36,963,853  $1,011,556,394 $  7,192,365
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
     *IDENTIFIED COST.........  $116,327,304  $474,665,940  $357,451,800  $68,553,279  $32,393,765  $806,373,815  $  7,644,947
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....     7,390,611    38,539,329    18,822,656   11,571,118    3,145,802    28,885,434       700,352
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $19.64        $13.57        $27.68        $4.55       $11.75        $35.02        $10.27
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------
                                ------------  ------------  ------------  -----------  -----------  ------------  ------------


                                  COMPETITIVE EDGE
                                    "BEST IDEAS"         STRATEGIST
------------------------------
ASSETS:
Investments in securities, at
  value *.....................      $      19,025,262   $580,807,201
Cash..........................                 76,894**      --
Receivable for:
    Investments sold..........           --                2,585,332
    Shares of beneficial
      interest sold...........                285,515        236,286
    Dividends.................                  5,766        265,423
    Interest..................                     79      1,801,824
    Foreign withholding taxes
      reclaimed...............                  2,996        --
Prepaid expenses and other
  assets......................           --                    1,925
Unrealized appreciation on
  open forward foreign
  currency contracts..........           --                  --
Receivable from affiliate.....                  4,069        --
                                ---------------------   ------------
     TOTAL ASSETS.............             19,400,581    585,697,991
                                ---------------------   ------------
LIABILITIES:
Payable for:
    Investments purchased.....                716,503      8,687,509
    Shares of beneficial
      interest repurchased....                 24,277        157,407
    Compensated foreign
      currency contracts......           --                  --
    Variation margin on
      futures contracts.......           --                  --
    Investment management
      fee.....................           --                  246,361
Payable to bank...............                338,260        --
Accrued expenses and other
  payables....................                  4,069         39,071
                                ---------------------   ------------
     TOTAL LIABILITIES........              1,083,109      9,130,348
                                ---------------------   ------------
NET ASSETS:
Paid-in-capital...............             18,270,082    464,966,819
Accumulated undistributed net
  investment income (loss)....                 40,983         13,016
Accumulated undistributed net
  realized gain (loss)........                  4,271     (4,376,886)
Net unrealized appreciation
  (depreciation)..............                  2,136    115,964,694
                                ---------------------   ------------
     NET ASSETS...............      $      18,317,472   $576,567,643
                                ---------------------   ------------
                                ---------------------   ------------
     *IDENTIFIED COST.........      $      19,022,585   $464,842,507
                                ---------------------   ------------
                                ---------------------   ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....              1,858,186     37,117,796
                                ---------------------   ------------
                                ---------------------   ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............                  $9.86         $15.53
                                ---------------------   ------------
                                ---------------------   ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                                                  QUALITY
                                    MONEY         INCOME           HIGH                          INCOME        DIVIDEND
                                   MARKET          PLUS            YIELD         UTILITIES       BUILDER        GROWTH
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $   9,532,905  $  16,552,688   $  24,518,945   $   1,798,684   $ 1,196,954   $  1,629,246
Dividends.....................       --             --              --             6,839,228**     897,862**   22,863,880**
                                -------------  -------------   -------------   -------------   -----------   ------------
     TOTAL INCOME.............      9,532,905     16,552,688      24,518,945       8,637,912     2,094,816     24,493,126
                                -------------  -------------   -------------   -------------   -----------   ------------
EXPENSES
Investment management fee.....        844,095      1,201,645         987,907       1,528,136       275,688      5,370,256
Professional fees.............         12,908         13,231          17,349          14,749         9,234         12,182
Custodian fees................          9,497         30,463          17,778          11,847        13,255         50,938
Shareholder reports and
  notices.....................         12,227         19,495          11,096          13,239         1,147         69,437
Trustees' fees and expenses...            545            979             604             779            94          2,516
Transfer agent fees and
  expenses....................            250            248             326             240           249            248
Other.........................          1,216          4,907           4,766           2,672           986          7,630
                                -------------  -------------   -------------   -------------   -----------   ------------
     TOTAL EXPENSES...........        880,738      1,270,968       1,039,826       1,571,662       300,653      5,513,207

Less: amounts
  waived/reimbursed...........       --             --              --              --             --             --
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET EXPENSES.............        880,738      1,270,968       1,039,826       1,571,662       300,653      5,513,207
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................      8,652,167     15,281,720      23,479,119       7,066,250     1,794,163     18,979,919
                                -------------  -------------   -------------   -------------   -----------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............       --            4,582,236      (2,239,863)      7,699,017       683,183    126,803,218
    Futures contracts.........       --             --              --              --             --             --
    Foreign exchange
      transactions............       --             --              --              --             --             --
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET GAIN (LOSS)..........       --            4,582,236      (2,239,863)      7,699,017       683,183    126,803,218
                                -------------  -------------   -------------   -------------   -----------   ------------
Net change in unrealized
  appreciation/
  depreciation on:
    Investments...............       --            1,402,602      (5,652,680)     31,939,636       561,147     50,908,064
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --              --              --             --             --
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET APPRECIATION
     (DEPRECIATION)...........       --            1,402,602      (5,652,680)     31,939,636       561,147     50,908,064
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET GAIN (LOSS)..........       --            5,984,838      (7,892,543)     39,638,653     1,244,330    177,711,282
                                -------------  -------------   -------------   -------------   -----------   ------------
NET INCREASE (DECREASE).......  $   8,652,167  $  21,266,558   $  15,586,576   $  46,704,903   $ 3,038,493   $196,691,201
                                -------------  -------------   -------------   -------------   -----------   ------------
                                -------------  -------------   -------------   -------------   -----------   ------------

------------------

 *   For the period May 18, 1998 (commencement of operations) through June 30,
     1998.
**   Net of $56,339, $184, $98,277, $908, $765,312, $917,526, $52,229, $115,857,
     $8, $1,478 and $9,723 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                                                     GLOBAL
                                    CAPITAL         DIVIDEND        EUROPEAN          PACIFIC          CAPITAL
                                    GROWTH           GROWTH          GROWTH           GROWTH        APPRECIATION
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................   $     109,037    $    408,185    $     304,470    $     101,660    $    149,687
Dividends.....................         148,326**     7,053,602**      5,752,497**        755,797**        14,413
                                 -------------    ------------    -------------    -------------    -------------
     TOTAL INCOME.............         257,363       7,461,787        6,056,967          857,457         164,100
                                 -------------    ------------    -------------    -------------    -------------
EXPENSES
Investment management fee.....         445,692       1,917,455        2,297,623          314,733         130,285
Professional fees.............          14,134          16,226           16,346           10,859          10,657
Custodian fees................          12,586         175,950          175,115           86,200           5,261
Shareholder reports and
  notices.....................           3,693          12,990           11,178            3,490             407
Trustees' fees and expenses...             165             808              760               28              17
Transfer agent fees and
  expenses....................             248             248              248              248             248
Other.........................           1,208           5,251            5,749            9,542         --
                                 -------------    ------------    -------------    -------------    -------------
     TOTAL EXPENSES...........         477,726       2,128,928        2,507,019          425,100         146,875

Less: amounts
  waived/reimbursed...........        --               --              --               --              (146,875)
                                 -------------    ------------    -------------    -------------    -------------
     NET EXPENSES.............         477,726       2,128,928        2,507,019          425,100         --
                                 -------------    ------------    -------------    -------------    -------------
     NET INVESTMENT INCOME
     (LOSS)...................        (220,363)      5,332,859        3,549,948          432,357         164,100
                                 -------------    ------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............      12,505,633      22,467,696       28,565,859      (17,683,803)     (1,091,794)
    Futures contracts.........        --               --              --               --               --
    Foreign exchange
      transactions............        --               (82,132)          (5,810)        (564,197)        --
                                 -------------    ------------    -------------    -------------    -------------
     NET GAIN (LOSS)..........      12,505,633      22,385,564       28,560,049      (18,248,000)     (1,091,794)
                                 -------------    ------------    -------------    -------------    -------------
Net change in unrealized
  appreciation/
  depreciation on:
    Investments...............       6,955,839      18,677,868       70,961,281        3,467,919       2,338,262
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --                18,256            8,303            4,636         --
                                 -------------    ------------    -------------    -------------    -------------
     NET APPRECIATION
     (DEPRECIATION)...........       6,955,839      18,696,124       70,969,584        3,472,555       2,338,262
                                 -------------    ------------    -------------    -------------    -------------
     NET GAIN (LOSS)..........      19,461,472      41,081,688       99,529,633      (14,775,445)      1,246,468
                                 -------------    ------------    -------------    -------------    -------------
NET INCREASE (DECREASE).......   $  19,241,109    $ 46,414,547    $ 103,079,581    $ (14,343,088)   $  1,410,568
                                 -------------    ------------    -------------    -------------    -------------
                                 -------------    ------------    -------------    -------------    -------------


                                                   S&P 500        COMPETITIVE EDGE
                                    EQUITY          INDEX*          "BEST IDEAS"*        STRATEGIST
------------------------------
INVESTMENT INCOME:
INCOME
Interest......................   $   1,775,720   $      4,872         $  27,889         $  5,768,848
Dividends.....................       3,148,542**        6,337**          13,094**          2,147,370**
                                 -------------   ------------           -------         ------------
     TOTAL INCOME.............       4,924,262         11,209            40,983            7,916,218
                                 -------------   ------------           -------         ------------
EXPENSES
Investment management fee.....       2,272,304          2,073             7,978            1,340,136
Professional fees.............          14,298          3,520             3,520               14,322
Custodian fees................          30,751            149               226               17,525
Shareholder reports and
  notices.....................          18,840            243               243               16,774
Trustees' fees and expenses...           1,319             19                19                  831
Transfer agent fees and
  expenses....................             248             60                60                  248
Other.........................           2,586        --               --                      3,430
                                 -------------   ------------           -------         ------------
     TOTAL EXPENSES...........       2,340,346          6,064            12,046            1,393,266
Less: amounts
  waived/reimbursed...........        --               (6,064)          (12,046)             --
                                 -------------   ------------           -------         ------------
     NET EXPENSES.............       2,340,346        --               --                  1,393,266
                                 -------------   ------------           -------         ------------
     NET INVESTMENT INCOME
     (LOSS)...................       2,583,916         11,209            40,983            6,522,952
                                 -------------   ------------           -------         ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............      76,298,726             14             3,788           (4,376,822)
    Futures contracts.........        --                3,488          --                    --
    Foreign exchange
      transactions............        --              --                    483              --
                                 -------------   ------------           -------         ------------
     NET GAIN (LOSS)..........      76,298,726          3,502             4,271           (4,376,822)
                                 -------------   ------------           -------         ------------
Net change in unrealized
  appreciation/
  depreciation on:
    Investments...............      70,953,343        144,774             2,677           81,487,452
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --                2,110              (541)             --
                                 -------------   ------------           -------         ------------
     NET APPRECIATION
     (DEPRECIATION)...........      70,953,343        146,884             2,136           81,487,452
                                 -------------   ------------           -------         ------------
     NET GAIN (LOSS)..........     147,252,069        150,386             6,407           77,110,630
                                 -------------   ------------           -------         ------------
NET INCREASE (DECREASE).......   $ 149,835,985   $    161,595         $  47,390         $ 83,633,582
                                 -------------   ------------           -------         ------------
                                 -------------   ------------           -------         ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                         MONEY MARKET                  QUALITY INCOME PLUS
                                -------------------------------   ------------------------------
                                 FOR THE SIX                       FOR THE SIX
                                 MONTHS ENDED     FOR THE YEAR    MONTHS ENDED     FOR THE YEAR
                                JUNE 30, 1998    ENDED DECEMBER   JUNE 30, 1998   ENDED DECEMBER
                                 (UNAUDITED)        31, 1997       (UNAUDITED)       31, 1997
------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $   8,652,167    $  18,013,271    $ 15,281,720    $  30,890,531
Net realized gain (loss)......       --               --             4,582,236        4,211,639
Net change in unrealized
  appreciation/depreciation...       --               --             1,402,602       12,724,498
                                --------------   --------------   -------------   --------------
     NET INCREASE.............      8,652,167       18,013,271      21,266,558       47,826,668
                                --------------   --------------   -------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (8,652,209)     (18,013,450)    (15,281,417)     (30,957,912)
Net realized gain.............       --               --               --              --
                                --------------   --------------   -------------   --------------
     TOTAL....................     (8,652,209)     (18,013,450)    (15,281,417)     (30,957,912)
                                --------------   --------------   -------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    165,527,676      186,625,741      51,242,002       20,704,612
Reinvestment of dividends and
  distributions...............      8,652,209       18,013,450      15,281,451       30,957,912
Cost of shares repurchased....   (159,687,538)    (209,298,904)    (53,360,382)     (68,201,984)
                                --------------   --------------   -------------   --------------
     NET INCREASE
     (DECREASE)...............     14,492,347       (4,659,713)     13,163,071      (16,539,460)
                                --------------   --------------   -------------   --------------
     TOTAL INCREASE
     (DECREASE)...............     14,492,305       (4,659,892)     19,148,212          329,296
NET ASSETS:
Beginning of period...........    335,578,149      340,238,041     474,989,508      474,660,212
                                --------------   --------------   -------------   --------------
     END OF PERIOD............  $ 350,070,454    $ 335,578,149    $494,137,720    $ 474,989,508
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $          23    $          65    $        451    $         148
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    165,527,676      186,625,741       4,725,579        1,958,805
Issued in reinvestment of
  dividends and
  distributions...............      8,652,209       18,013,450       1,412,747        2,970,264
Repurchased...................   (159,687,538)    (209,298,904)     (4,922,015)      (6,558,494)
                                --------------   --------------   -------------   --------------
NET INCREASE (DECREASE).......     14,492,347       (4,659,713)      1,216,311       (1,629,425)
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------

------------------

 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                         HIGH YIELD                       UTILITIES                     INCOME BUILDER
                                -----------------------------   -----------------------------   ------------------------------
                                 FOR THE SIX    FOR THE YEAR     FOR THE SIX    FOR THE YEAR     FOR THE SIX
                                MONTHS ENDED        ENDED       MONTHS ENDED        ENDED       MONTHS ENDED     FOR THE YEAR
                                JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   ENDED DECEMBER
                                 (UNAUDITED)        1997         (UNAUDITED)        1997         (UNAUDITED)      31, 1997*
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $ 23,479,119    $ 38,277,750    $  7,066,250    $ 14,516,395    $  1,794,163    $   1,300,879
Net realized gain (loss)......    (2,239,863)        184,126       7,699,017      24,274,209         683,183          773,374
Net change in unrealized
  appreciation/depreciation...    (5,652,680)     (2,939,937)     31,939,636      61,888,240         561,147        3,070,555
                                -------------   -------------   -------------   -------------   -------------   --------------
     NET INCREASE.............    15,586,576      35,521,939      46,704,903     100,678,844       3,038,493        5,144,808
                                -------------   -------------   -------------   -------------   -------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........   (23,614,944)    (37,998,064)     (7,065,029)    (14,516,342)     (1,784,491)      (1,300,838)
Net realized gain.............       --              --          (24,274,238)     (5,380,346)       (768,185)        --
                                -------------   -------------   -------------   -------------   -------------   --------------
     TOTAL....................   (23,614,944)    (37,998,064)    (31,339,267)    (19,896,688)     (2,552,676)      (1,300,838)
                                -------------   -------------   -------------   -------------   -------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    81,646,297      94,751,829      40,136,887      10,084,184      37,820,455       51,206,002
Reinvestment of dividends and
  distributions...............    23,614,944      37,998,064      31,339,251      19,896,688       2,552,676        1,300,838
Cost of shares repurchased....   (44,729,024)    (21,761,038)    (59,103,043)    (93,290,638)     (7,408,299)        (927,977)
                                -------------   -------------   -------------   -------------   -------------   --------------
     NET INCREASE
     (DECREASE)...............    60,532,217     110,988,855      12,373,095     (63,309,766)     32,964,832       51,578,863
                                -------------   -------------   -------------   -------------   -------------   --------------
     TOTAL INCREASE
     (DECREASE)...............    52,503,849     108,512,730      27,738,731      17,472,390      33,450,649       55,422,833
NET ASSETS:
Beginning of period...........   368,061,271     259,548,541     458,134,256     440,661,866      55,422,833         --
                                -------------   -------------   -------------   -------------   -------------   --------------
     END OF PERIOD............  $420,565,120    $368,061,271    $485,872,987    $458,134,256    $ 88,873,482    $  55,422,833
                                -------------   -------------   -------------   -------------   -------------   --------------
                                -------------   -------------   -------------   -------------   -------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $    159,071    $    294,896    $      1,274    $         53    $      9,713    $          41
                                -------------   -------------   -------------   -------------   -------------   --------------
                                -------------   -------------   -------------   -------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    13,288,566      15,438,103       2,048,367         586,036       3,109,913        4,681,304
Issued in reinvestment of
  dividends and
  distributions...............     3,872,899       6,235,666       1,621,515       1,234,020         211,392          114,240
Repurchased...................    (7,283,936)     (3,542,834)     (3,015,666)     (5,905,011)       (608,035)         (84,489)
                                -------------   -------------   -------------   -------------   -------------   --------------
NET INCREASE (DECREASE).......     9,877,529      18,130,935         654,216      (4,084,955)      2,713,270        4,711,055
                                -------------   -------------   -------------   -------------   -------------   --------------
                                -------------   -------------   -------------   -------------   -------------   --------------

                                        DIVIDEND GROWTH
                                -------------------------------

                                 FOR THE SIX
                                 MONTHS ENDED     FOR THE YEAR
                                JUNE 30, 1998    ENDED DECEMBER
                                 (UNAUDITED)        31, 1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........  $   18,979,919   $   33,294,853
Net realized gain (loss)......     126,803,218      187,796,245
Net change in unrealized
  appreciation/depreciation...      50,908,064      131,882,494
                                --------------   --------------
     NET INCREASE.............     196,691,201      352,973,592
                                --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (18,978,858)     (33,294,817)
Net realized gain.............    (187,973,609)     (76,862,062)
                                --------------   --------------
     TOTAL....................    (206,952,467)    (110,156,879)
                                --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     273,013,818      315,154,387
Reinvestment of dividends and
  distributions...............     206,952,467      110,156,879
Cost of shares repurchased....    (201,424,835)     (50,626,648)
                                --------------   --------------
     NET INCREASE
     (DECREASE)...............     278,541,450      374,684,618
                                --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............     268,280,184      617,501,331
NET ASSETS:
Beginning of period...........   1,905,905,758    1,288,404,427
                                --------------   --------------
     END OF PERIOD............  $2,174,185,942   $1,905,905,758
                                --------------   --------------
                                --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $        1,202   $          141
                                --------------   --------------
                                --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      11,743,837       15,299,661
Issued in reinvestment of
  dividends and
  distributions...............       9,564,893        5,383,295
Repurchased...................      (8,637,169)      (2,443,929)
                                --------------   --------------
NET INCREASE (DECREASE).......      12,671,561       18,239,027
                                --------------   --------------
                                --------------   --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                        CAPITAL GROWTH                 GLOBAL DIVIDEND GROWTH
                                ------------------------------   ----------------------------------
                                 FOR THE SIX                        FOR THE SIX
                                MONTHS ENDED     FOR THE YEAR    MONTHS ENDED JUNE    FOR THE YEAR
                                JUNE 30, 1998   ENDED DECEMBER       30, 1998        ENDED DECEMBER
                                 (UNAUDITED)       31, 1997         (UNAUDITED)         31, 1997
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   (220,363)   $       9,982       $   5,332,859    $   6,849,599
Net realized gain (loss)......    12,505,633        9,166,337          22,385,564       48,844,173
Net change in unrealized
  appreciation/depreciation...     6,955,839       11,601,734          18,696,124      (13,083,151)
                                -------------   --------------   -----------------   --------------
     NET INCREASE
     (DECREASE)...............    19,241,109       20,778,053          46,414,547       42,610,621
                                -------------   --------------   -----------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (10,014)        (406,792)         (5,258,423)      (7,198,015)
Net realized gain.............   (10,080,542)     (11,642,832)        (52,205,069)     (17,705,621)
                                -------------   --------------   -----------------   --------------
     TOTAL....................   (10,090,556)     (12,049,624)        (57,463,492)     (24,903,636)
                                -------------   --------------   -----------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    17,697,443       33,654,933          52,135,051      124,800,012
Reinvestment of dividends and
  distributions...............    10,090,556       12,049,624          57,463,465       24,903,636
Cost of shares repurchased....   (18,884,499)     (14,195,060)        (57,188,211)     (20,618,115)
                                -------------   --------------   -----------------   --------------
     NET INCREASE
     (DECREASE)...............     8,903,500       31,509,497          52,410,305      129,085,533
                                -------------   --------------   -----------------   --------------
     TOTAL INCREASE
     (DECREASE)...............    18,054,053       40,237,926          41,361,360      146,792,518
NET ASSETS:
Beginning of period...........   127,100,076       86,862,150         481,613,460      334,820,942
                                -------------   --------------   -----------------   --------------
     END OF PERIOD............  $145,154,129    $ 127,100,076       $ 522,974,820    $ 481,613,460
                                -------------   --------------   -----------------   --------------
                                -------------   --------------   -----------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $   (220,715)   $       9,662       $   --           $     (74,436)
                                -------------   --------------   -----------------   --------------
                                -------------   --------------   -----------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       876,156        1,796,050           3,491,623        8,901,084
Issued in reinvestment of
  dividends and
  distributions...............       513,266          710,054           4,219,083        1,756,694
Repurchased...................      (946,229)        (774,142)         (3,851,985)      (1,479,827)
                                -------------   --------------   -----------------   --------------
NET INCREASE (DECREASE).......       443,193        1,731,962           3,858,721        9,177,951
                                -------------   --------------   -----------------   --------------
                                -------------   --------------   -----------------   --------------

------------------

 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      PACIFIC GROWTH             CAPITAL APPRECIATION
                                       EUROPEAN GROWTH          ---------------------------   ---------------------------
                                -----------------------------
                                                                FOR THE SIX                   FOR THE SIX
                                 FOR THE SIX    FOR THE YEAR    MONTHS ENDED   FOR THE YEAR   MONTHS ENDED   FOR THE YEAR
                                MONTHS ENDED        ENDED         JUNE 30,        ENDED         JUNE 30,        ENDED
                                JUNE 30, 1998   DECEMBER 31,        1998       DECEMBER 31,       1998       DECEMBER 31,
                                 (UNAUDITED)        1997        (UNAUDITED)        1997       (UNAUDITED)       1997*
-------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $  3,549,948    $  3,717,809    $   432,357    $ 1,303,162    $   164,100    $   209,858
Net realized gain (loss)......    28,560,049      33,715,966    (18,248,000)   (18,390,247)    (1,091,794)      (257,864)
Net change in unrealized
  appreciation/depreciation...    70,969,584      15,487,002      3,472,555    (29,854,161)     2,338,262      1,384,140
                                -------------   -------------   ------------   ------------   ------------   ------------
     NET INCREASE
     (DECREASE)...............   103,079,581      52,920,777    (14,343,088)   (46,941,246)     1,410,568      1,336,134
                                -------------   -------------   ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (5,476,236)     (3,760,260)    (2,185,913)    (1,891,258)      (209,858)       --
Net realized gain.............   (30,256,754)    (18,466,454)       --             --             --             --
                                -------------   -------------   ------------   ------------   ------------   ------------
     TOTAL....................   (35,732,990)    (22,226,714)    (2,185,913)    (1,891,258)      (209,858)       --
                                -------------   -------------   ------------   ------------   ------------   ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    82,019,163      69,322,769     27,252,656     27,108,335     12,107,319     33,834,119
Reinvestment of dividends and
  distributions...............    35,732,990      22,226,714      2,185,913      1,891,258        209,858        --
Cost of shares repurchased....   (55,608,452)    (33,224,347)   (29,120,536)   (55,800,009)    (8,859,945)    (2,864,342)
                                -------------   -------------   ------------   ------------   ------------   ------------
     NET INCREASE
     (DECREASE)...............    62,143,701      58,325,136        318,033    (26,800,416)     3,457,232     30,969,777
                                -------------   -------------   ------------   ------------   ------------   ------------
     TOTAL INCREASE
     (DECREASE)...............   129,490,292      89,019,199    (16,210,968)   (75,632,920)     4,657,942     32,305,911
NET ASSETS:
Beginning of period...........   391,441,253     302,422,054     68,903,537    144,536,457     32,305,911        --
                                -------------   -------------   ------------   ------------   ------------   ------------
     END OF PERIOD............  $520,931,545    $391,441,253    $52,692,569    $68,903,537    $36,963,853    $32,305,911
                                -------------   -------------   ------------   ------------   ------------   ------------
                                -------------   -------------   ------------   ------------   ------------   ------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $  3,468,436    $  5,394,724    $   301,240    $ 2,054,796    $   164,100    $   209,858
                                -------------   -------------   ------------   ------------   ------------   ------------
                                -------------   -------------   ------------   ------------   ------------   ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     2,926,605       3,070,886      5,130,035      3,373,487      1,031,231      3,118,030
Issued in reinvestment of
  dividends and
  distributions...............     1,290,931         983,918        480,420        188,937         17,860        --
Repurchased...................    (2,023,712)     (1,452,789)    (5,303,636)    (6,804,802)      (757,974)      (263,345)
                                -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE).......     2,193,824       2,602,015        306,819     (3,242,378)       291,117      2,854,685
                                -------------   -------------   ------------   ------------   ------------   ------------
                                -------------   -------------   ------------   ------------   ------------   ------------


                                            EQUITY
                                ------------------------------

                                 FOR THE SIX     FOR THE YEAR
                                 MONTHS ENDED        ENDED
                                JUNE 30, 1998    DECEMBER 31,
                                 (UNAUDITED)         1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $    2,583,916   $  4,000,633
Net realized gain (loss)......      76,298,726    114,548,760
Net change in unrealized
  appreciation/depreciation...      70,953,343     87,770,605
                                --------------   -------------
     NET INCREASE
     (DECREASE)...............     149,835,985    206,319,998
                                --------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (2,583,827)    (4,001,396)
Net realized gain.............    (114,146,703)   (43,430,509)
                                --------------   -------------
     TOTAL....................    (116,730,530)   (47,431,905)
                                --------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     141,578,466    150,537,439
Reinvestment of dividends and
  distributions...............     116,730,530     47,431,905
Cost of shares repurchased....    (102,948,339)   (55,675,579)
                                --------------   -------------
     NET INCREASE
     (DECREASE)...............     155,360,657    142,293,765
                                --------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     188,466,112    301,181,858
NET ASSETS:
Beginning of period...........     823,090,282    521,908,424
                                --------------   -------------
     END OF PERIOD............  $1,011,556,394   $823,090,282
                                --------------   -------------
                                --------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $           89   $    --
                                --------------   -------------
                                --------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       3,865,993      4,895,346
Issued in reinvestment of
  dividends and
  distributions...............       3,330,575      1,670,194
Repurchased...................      (2,822,934)    (1,832,698)
                                --------------   -------------
NET INCREASE (DECREASE).......       4,373,634      4,732,842
                                --------------   -------------
                                --------------   -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                             COMPETITIVE
                                 S&P 500      EDGE "BEST
                                  INDEX         IDEAS"
                               ------------  ------------            STRATEGIST
                                                           ------------------------------
                               FOR THE SIX   FOR THE SIX
                               MONTHS ENDED  MONTHS ENDED   FOR THE SIX
                                 JUNE 30,      JUNE 30,     MONTHS ENDED    FOR THE YEAR
                                  1998*         1998*      JUNE 30, 1998   ENDED DECEMBER
                               (UNAUDITED)   (UNAUDITED)    (UNAUDITED)       31, 1997
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $    11,209   $    40,983   $   6,522,952   $  14,575,529
Net realized gain (loss)......       3,502         4,271      (4,376,822)     52,520,724
Net change in unrealized
  appreciation/depreciation...     146,884         2,136      81,487,452      (8,667,550)
                               ------------  ------------  --------------  --------------
     NET INCREASE.............     161,595        47,390      83,633,582      58,428,703
                               ------------  ------------  --------------  --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     --            --           (6,509,998)    (14,592,034)
Net realized gain.............     --            --          (52,303,444)    (10,026,602)
                               ------------  ------------  --------------  --------------
     TOTAL....................     --            --          (58,813,442)    (24,618,636)
                               ------------  ------------  --------------  --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   5,601,450    22,522,138      54,909,744      49,903,217
Reinvestment of dividends and
  distributions...............     --            --           58,813,442      24,618,636
Cost of shares repurchased....    (570,680)   (4,252,056)    (59,003,828)    (35,071,627)
                               ------------  ------------  --------------  --------------
     NET INCREASE.............   5,030,770    18,270,082      54,719,358      39,450,226
                               ------------  ------------  --------------  --------------
     TOTAL INCREASE...........   5,192,365    18,317,472      79,539,498      73,260,293
NET ASSETS:
Beginning of period...........   2,000,000       --          497,028,145     423,767,852
                               ------------  ------------  --------------  --------------
     END OF PERIOD............ $ 7,192,365   $18,317,472   $ 576,567,643   $ 497,028,145
                               ------------  ------------  --------------  --------------
                               ------------  ------------  --------------  --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................ $    11,209   $    40,983   $      13,016   $          62
                               ------------  ------------  --------------  --------------
                               ------------  ------------  --------------  --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     757,897     2,293,505       3,415,832       3,393,163
Issued in reinvestment of
  dividends and
  distributions...............     --            --            3,777,711       1,704,636
Repurchased...................     (57,545)     (435,319)     (3,665,142)     (2,398,648)
                               ------------  ------------  --------------  --------------
NET INCREASE..................     700,352     1,858,186       3,528,401       2,699,151
                               ------------  ------------  --------------  --------------
                               ------------  ------------  --------------  --------------

------------------

 *   For the period May 18, 1998 (commencement of operations) through June 30,
     1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series (the "Fund"), formerly Dean Witter Variable Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fifteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                            COMMENCEMENT OF
PORTFOLIO                          OPERATIONS        PORTFOLIO                                OPERATIONS
------------------------------  -----------------    ------------------------------------  -----------------
Money Market..................      March 9, 1984    European Growth.....................      March 1, 1991
Quality Income Plus...........      March 1, 1987    Pacific Growth......................  February 23, 1994
High Yield....................      March 9, 1984    Capital Appreciation................   January 21, 1997
Utilities.....................      March 1, 1990    Equity..............................      March 9, 1984
Income Builder................   January 21, 1997    S&P 500 Index.......................       May 18, 1998
Dividend Growth...............      March 1, 1990    Competitive Edge "Best Ideas".......       May 18, 1998
Capital Growth................      March 1, 1991    Strategist..........................      March 1, 1987
Global Dividend Growth........  February 23, 1994

The investment objectives of each Portfolio are as follows:

     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
Utilities               Seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Capital Appreciation    Seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 Index") by investing primarily in common stocks included in the S&P 500 Index.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non - U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Grenfell Investment Services Limited (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS -- (1) Written options on debt obligations, equities and foreign currency: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; and (2) purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money Market and Strategist -- 0.50%; High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.425% to the portion of daily net assets exceeding $500 million; Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million; Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth and Competitive Edge "Best Ideas" -- 0.65%; Global Dividend Growth, Capital Appreciation and Income Builder -- 0.75%; European Growth -- 1.0% to the portion of daily net assets not exceeding $500 million and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.95% to the portion of daily net assets exceeding $500 million; Pacific Growth -- 1.0%; Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million, 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion, 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.45% to the portion of daily net assets exceeding $2 billion; Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and S&P 500 Index -- 0.40%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Capital Appreciation until such time as the Portfolio has $50 million of net assets or until December 31, 1998, whichever occurs first and with S&P 500 Index and Competitive Edge "Best Ideas" until such time as the respective Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first. At June 30, 1998, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the period ended June 30, 1998 were as follows:

                                           U.S. GOVERNMENT SECURITIES                 OTHER
                                          ----------------------------   --------------------------------
                                           PURCHASES    SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          -----------   --------------   --------------  ----------------
Money Market............................  $12,881,229   $   8,402,535    $  714,564,221  $   709,993,911
Quality Income Plus.....................  243,370,022     250,859,069       118,387,548       98,099,071
High Yield..............................      --             --             279,623,392      214,804,796
Utilities...............................      --             --              17,358,593       26,500,041
Income Builder..........................      650,650         288,018        49,817,639       22,672,291
Dividend Growth.........................   35,027,344      35,053,438       396,192,143      281,867,132
Capital Growth..........................      --             --             106,186,760      107,635,600
Global Dividend Growth..................      --             --             125,981,707      143,422,544
European Growth.........................      --             --             147,491,393      117,878,548
Pacific Growth..........................      --             --              23,879,533       27,877,686
Capital Appreciation....................      --             --              43,308,414       36,207,736
Equity..................................   99,811,910      68,979,366       694,774,453      731,250,894
S&P 500 Index...........................       70,026        --               6,376,958        --
Competitive Edge "Best Ideas"...........      --             --              15,604,644            3,788
Strategist..............................   57,645,729      55,080,241       190,136,853      177,350,637

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

Included in the payable for investments purchased at June 30, 1998 for Dividend Growth and Income Builder, are $1,096,872 and $171,535, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager. Included in the receivable for investments sold at June 30, 1998 for Income Builder and Capital Appreciation are $92,715 and $660,794, respectively, for unsettled trades with DWR.

For the six months ended June 30, 1998, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                  GLOBAL
                   INCOME         DIVIDEND        CAPITAL        DIVIDEND       CAPITAL
   UTILITIES      BUILDER          GROWTH          GROWTH         GROWTH      APPRECIATION      EQUITY       STRATEGIST
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  $    4,425    $     13,379   $       27,225   $     11,080   $     11,950   $    15,014    $     12,910   $    18,566
  -----------   ------------          -------   ------------   ------------   ------------   ------------   ------------
  -----------   ------------          -------   ------------   ------------   ------------   ------------   ------------

Included in the receivable for investments sold at June 30, 1998 for Global Dividend Growth and Capital Growth are $158,129 and $390,005, respectively, for unsettled trades with Morgan Stanley & Co., Inc. ("Morgan Stanley"), an affiliate of the Investment Manager. Included in the payable for investments purchased at June 30, 1998 for Global Dividend Growth and Competitive Edge "Best Ideas" are $294,620 and $717,506, respectively, for unsettled trades with Morgan Stanley.

For the six months ended June 30, 1998, the following Portfolios incurred brokerage commissions with Morgan Stanley for portfolio transactions executed on behalf of the Portfolio:

                                                                       COMPETITIVE
                                 GLOBAL                                EDGE
  INCOME    DIVIDEND   CAPITAL  DIVIDEND  EUROPEAN   PACIFIC             "BEST
  BUILDER    GROWTH    GROWTH    GROWTH    GROWTH    GROWTH   EQUITY     IDEAS"     STRATEGIST
  -------   --------   -------  --------  --------   -------  -------  ----------   ----------
   $650     $ 63,730   $18,690  $141,013   $24,987   $4,181   $111,935  $ 8,175      $29,875
  -------   --------   -------  --------  --------   -------  -------  ----------   ----------
  -------   --------   -------  --------  --------   -------  -------  ----------   ----------

For the six months ended June 30, 1998, European Growth incurred brokerage commissions of $4,661 with affiliates of the Sub-Advisor for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 1998 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

                                                      AGGREGATE PENSION COST
           QUALITY                                                  GLOBAL
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN  PACIFIC    CAPITAL
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH    GROWTH   GROWTH   APPRECIATION  EQUITY  STRATEGIST
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------------  ------  ----------
  $   152  $  230   $  186  $    217   $   36   $   988   $   68   $   240   $   310   $   28   $      17     $  410  $     250
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------

                                                    ACCRUED PENSION LIABILITY
  $11,354  $7,555   $3,528  $  4,976   $   36   $ 8,388   $  370   $   662   $   909   $  239   $      17     $5,413  $   8,140
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------        ---     ------  ----------

4. FEDERAL INCOME TAX STATUS

At December 31, 1997, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                     AMOUNT IN THOUSANDS
           Available through              -------------------------------------------------------------------------
              December 31,                 1998     1999    2000    2001    2002     2003    2004    2005    TOTAL
----------------------------------------  -------  ------  ------  ------  -------  ------  ------  ------  -------
Quality Income Plus.....................    --       --      --      --    $20,752    --    $2,491    --    $23,243
High Yield..............................  $34,291  $7,336  $3,057  $4,736    3,256  $2,984   5,521    --     61,181
Pacific Growth..........................    --       --      --      --      --      1,939   4,124  $11,428  17,491

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1997: Capital Growth -- $389,000; Global Dividend Growth -- $4,000; Pacific Growth -- $8,545,000; Capital Appreciation -- $30,000.

At December 31, 1997, the primary reason(s) for significant temporary book/tax differences were as follows:

                                                        LOSS DEFERRALS
                                          POST-OCTOBER    FROM WASH
                                            LOSSES          SALES
                                          -----------   --------------
High Yield..............................                      -
Utilities...............................                      -
Income Builder..........................                      -
Dividend Growth.........................                      -
Capital Growth..........................      -               -
Global Dividend Growth..................      -               -
European Growth.........................                      -
Pacific Growth..........................      -               -
Capital Appreciation....................      -
Equity..................................                      -

Additionally, Global Dividend Growth and Pacific Growth had temporary differences attributable to income from the mark-to-market of passive foreign investment companies.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth and Competitive Edge "Best Ideas" may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and over-the-counter put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 1998, Global Dividend Growth, European Growth and Pacific Growth had outstanding forward contracts.

At June 30, 1998, European Growth's investments in securities of issuers in the United Kingdom represented 28.9% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Hong Kong represented 27.4% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 1998, Global Dividend Growth's, European Growth's and Pacific Growth's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

6. SUBSEQUENT EVENT

In May 1998, the sub-advisor advised the Fund's Board of Directors and the Investment Manager of its resignation as sub-advisor to Pacific Growth and European Growth, effective at the close of business on October 31, 1998 and December 31, 1998, respectively. On June 2, 1998 the Board of Directors unanimously recommended that a new sub-advisory agreement with Morgan Stanley Asset Management Inc., an affiliate of the Investment Manager, be submitted to shareholders for approval at a special meeting to be held on August 18, 1998.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1993                      $    1.00    $0.027        --            $0.027    $   (0.027)       --        $   (0.027)
1994                           1.00     0.037        --             0.037        (0.037)       --            (0.037)
1995                           1.00     0.055        --             0.055        (0.055)       --            (0.055)
1996                           1.00     0.050        --             0.050        (0.050)       --            (0.050)
1997                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
1998(a)                        1.00     0.025        --             0.025        (0.025)       --            (0.025)
QUALITY INCOME PLUS
1993                          10.39      0.69        $ 0.64          1.33         (0.69)       --             (0.69)
1994                          11.03      0.69         (1.40)        (0.71)        (0.69)   $    (0.18)        (0.87)
1995                           9.45      0.72          1.50          2.22         (0.71)       --             (0.71)
1996                          10.96      0.71         (0.58)         0.13         (0.72)       --             (0.72)
1997                          10.37      0.70          0.40          1.10         (0.70)       --             (0.70)
1998(a)                       10.77      0.34          0.13          0.47         (0.34)       --             (0.34)
HIGH YIELD
1993                           6.43      0.81          0.68          1.49         (0.81)       --             (0.81)
1994                           7.11      0.79         (0.95)        (0.16)        (0.79)       --             (0.79)
1995                           6.16      0.80          0.08          0.88         (0.78)       --             (0.78)
1996                           6.26      0.77         (0.06)         0.71         (0.79)       --             (0.79)
1997                           6.18      0.75         (0.06)         0.69         (0.75)       --             (0.75)
1998(a)                        6.12      0.36         (0.11)         0.25         (0.36)       --             (0.36)
UTILITIES
1993                          12.34      0.49          1.43          1.92         (0.50)        (0.02)        (0.52)
1994                          13.74      0.53         (1.75)        (1.22)        (0.52)        (0.08)        (0.60)
1995                          11.92      0.53          2.81          3.34         (0.58)       --             (0.58)
1996                          14.68      0.55          0.70          1.25         (0.55)        (0.04)        (0.59)
1997                          15.34      0.57          3.46          4.03         (0.57)        (0.21)        (0.78)
1998(a)                       18.59      0.29          1.63          1.92         (0.29)        (1.02)        (1.31)
INCOME BUILDER
1997(b)                       10.00      0.44          1.76          2.20         (0.44)       --             (0.44)
1998(a)                       11.76      0.27          0.32          0.59         (0.27)        (0.11)        (0.38)
DIVIDEND GROWTH
1993                          11.51      0.36          1.27          1.63         (0.36)       --             (0.36)
1994                          12.78      0.38         (0.80)        (0.42)        (0.37)       --             (0.37)
1995                          11.99      0.38          3.89          4.27         (0.41)        (0.26)        (0.67)
1996                          15.59      0.41          3.22          3.63         (0.41)        (0.41)        (0.82)
1997                          18.40      0.41          4.20          4.61         (0.41)        (1.00)        (1.41)
1998(a)                       21.60      0.21          1.99          2.20         (0.21)        (2.05)        (2.26)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                                                                                    NET
                          NET ASSET      TOTAL      NET ASSETS AT                INVESTMENT       PORTFOLIO
                          VALUE END   INVESTMENT    END OF PERIOD                  INCOME         TURNOVER
                          OF PERIOD     RETURN+        (000'S)      EXPENSES       (LOSS)          RATE
                          -------------------------------------------------------------------------------
MONEY MARKET
1993                      $    1.00        2.75%    $     129,925   0.57%             2.71 %        N/A
1994                           1.00        3.81           268,624   0.55              3.93          N/A
1995                           1.00        5.66           249,787   0.53              5.52          N/A
1996                           1.00        5.11           340,238   0.52              4.97          N/A
1997                           1.00        5.23           335,578   0.52              5.10          N/A
1998(a)                        1.00        2.57(1)        350,070   0.52(2)           5.13 (2)      N/A
QUALITY INCOME PLUS
1993                          11.03       12.99           487,647   0.56              6.17           219%
1994                           9.45       (6.63)          414,905   0.54              6.88           254
1995                          10.96       24.30           520,579   0.54              7.07           162
1996                          10.37        1.56           474,660   0.53              6.84           182
1997                          10.77       11.09           474,990   0.53              6.71           171
1998(a)                       10.90        4.45(1)        494,138   0.53(2)           6.36 (2)        73(1)
HIGH YIELD
1993                           7.11       24.08            90,200   0.60             11.80           177
1994                           6.16       (2.47)          111,934   0.59             11.71           105
1995                           6.26       14.93           154,310   0.54             12.67            58
1996                           6.18       11.98           259,549   0.51             12.59            57
1997                           6.12       11.87           368,061   0.53             12.44            95
1998(a)                        6.01        4.18(1)        420,565   0.53(2)          11.88 (2)        55(1)
UTILITIES
1993                          13.74       15.69           490,934   0.71              3.75            11
1994                          11.92       (9.02)          382,412   0.68              4.21            15
1995                          14.68       28.65           479,070   0.68              4.00            13
1996                          15.34        8.68           440,662   0.67              3.61             9
1997                          18.59       27.15           458,134   0.67              3.48            13
1998(a)                       19.20       10.34(1)        485,873   0.67(2)           3.01 (2)         4(1)
INCOME BUILDER
1997(b)                       11.76       22.38(1)         55,423   0.15(2)(4)        5.73 (2)(4)     41(1)
1998(a)                       11.97        4.94(1)         88,873   0.82(2)           4.88 (2)        34(1)
DIVIDEND GROWTH
1993                          12.78       14.34           483,145   0.68              3.01             6
1994                          11.99       (3.27)          572,952   0.64              3.13            20
1995                          15.59       36.38           865,417   0.61              2.75            24
1996                          18.40       23.96         1,288,404   0.57              2.46            23
1997                          21.60       25.61         1,905,906   0.54              2.06            28
1998(a)                       21.54       10.18(1)      2,174,186   0.53(2)           1.82 (2)        15(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET     NET
                            VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING    INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993                      $   12.79    $ 0.08        $(0.98)       $(0.90)   $    (0.08)       --        $    (0.08)
1994                          11.81      0.10         (0.26)        (0.16)        (0.10)   $    (0.03)        (0.13)
1995                          11.52      0.10          3.68          3.78         (0.08)       --             (0.08)
1996                          15.22      0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
1997                          16.65      0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
1998(a)                       18.29     (0.03)         2.85          2.82        --             (1.47)        (1.47)
GLOBAL DIVIDEND GROWTH
1994(c)                       10.00      0.23         (0.20)         0.03         (0.21)       --             (0.21)
1995                           9.82      0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
1996                          11.69      0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
1997                          13.13      0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
1998(a)                       13.89      0.15          1.20          1.35         (0.15)        (1.52)        (1.67)
EUROPEAN GROWTH
1993                          10.18      0.12          3.98          4.10         (0.12)        (0.13)        (0.25)
1994                          14.03      0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
1995                          14.56      0.20          3.50          3.70         (0.19)*       (0.54)        (0.73)
1996                          17.53      0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
1997                          21.56      0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
1998(a)                       23.54      0.36          5.82          6.18         (0.31)        (1.73)        (2.04)
PACIFIC GROWTH
1994(c)                       10.00      0.07         (0.74)        (0.67)       --             (0.07)        (0.07)
1995                           9.26      0.12          0.41          0.53         (0.09)       --             (0.09)
1996                           9.70      0.05          0.32          0.37         (0.11)       --             (0.11)
1997                           9.96      0.12         (3.82)        (3.70)        (0.14)       --             (0.14)
1998(a)                        6.12      0.04         (1.41)        (1.37)        (0.20)       --             (0.20)
CAPITAL APPRECIATION
1997(b)                       10.00      0.07          1.25          1.32        --            --            --
1998(a)                       11.32      0.05          0.45          0.50         (0.07)       --             (0.07)
EQUITY
1993                          19.80      0.15          3.63          3.78         (0.15)        (1.28)        (1.43)
1994                          22.15      0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
1995                          19.25      0.22          7.92          8.14         (0.25)       --             (0.25)
1996                          27.14      0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
1997                          26.39      0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
1998(a)                       33.58      0.10          5.91          6.01         (0.10)        (4.47)        (4.57)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                                                                                    NET
                          NET ASSET      TOTAL      NET ASSETS AT                INVESTMENT       PORTFOLIO
                          VALUE END   INVESTMENT    END OF PERIOD                  INCOME         TURNOVER
                          OF PERIOD     RETURN+        (000'S)      EXPENSES       (LOSS)          RATE
                          -------------------------------------------------------------------------------
CAPITAL GROWTH
1993                      $   11.81       (6.99)%   $      50,309   0.74%             0.78 %          36%
1994                          11.52       (1.28)           45,715   0.77              0.90            37
1995                          15.22       32.92            66,995   0.74              0.70            34
1996                          16.65       11.55            86,862   0.73              0.52            98
1997                          18.29       24.54           127,100   0.71              0.01           139
1998(a)                       19.64       15.40(1)        145,154   0.70(2)          (0.32 ) (2)      79(1)
GLOBAL DIVIDEND GROWTH
1994(c)                        9.82        0.27(1)        138,486   0.87(2)(3)        2.62 (2)        20(1)
1995                          11.69       22.14           205,739   0.88              2.23            55
1996                          13.13       17.49           334,821   0.85              1.94            39
1997                          13.89       12.04           481,613   0.84              1.61            48
1998(a)                       13.57        9.70(1)        522,975   0.83(2)           2.09 (2)        25(1)
EUROPEAN GROWTH
1993                          14.03       40.88            79,052   1.28              0.97            77
1994                          14.56        8.36           152,021   1.16              1.49            58
1995                          17.53       25.89           188,119   1.17              1.25            69
1996                          21.56       29.99           302,422   1.11              0.97            43
1997                          23.54       16.07           391,441   1.12              1.04            45
1998(a)                       27.68       26.24(1)        520,932   1.09(2)           1.54 (2)        26(1)
PACIFIC GROWTH
1994(c)                        9.26       (6.73) (1)        75,425  1.00(2)(3)        0.56 (2)        22(1)
1995                           9.70        5.74            98,330   1.44              1.23            53
1996                           9.96        3.89           144,536   1.37              1.01            50
1997                           6.12      (37.70)           68,904   1.44              1.09            58
1998(a)                        4.55      (22.32)(1)        52,693   1.35(2)           1.38 (2)        40(1)
CAPITAL APPRECIATION
1997(b)                       11.32       13.20(1)         32,306    -- (4)           1.30 (2)(4)     25(1)
1998(a)                       11.75        4.39(1)         36,964    -- (2)(5)        0.94 (2)(5)    125(1)
EQUITY
1993                          22.15       19.72           182,828   0.58              0.69           265
1994                          19.25       (4.91)          225,289   0.57              1.19           299
1995                          27.14       42.53           359,779   0.54              0.97           269
1996                          26.39       12.36           521,908   0.54              0.58           279
1997                          33.58       37.43           823,090   0.52              0.61           145
1998(a)                       35.02       17.90(1)      1,011,556   0.51(2)           0.57 (2)        92(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
S & P 500 INDEX
1998(a)(d)                $   10.00    $ 0.02        $ 0.25        $ 0.27        --            --            --
COMPETITIVE EDGE "BEST IDEAS"
1998(a)(d)                    10.00      0.02         (0.16)        (0.14)       --            --            --
STRATEGIST
1993                          12.29      0.38          0.86          1.24    $    (0.38)     $  (0.47)   $    (0.85)
1994                          12.68      0.48          0.01          0.49         (0.46)        (0.26)        (0.72)
1995                          12.45      0.62          0.49          1.11         (0.67)        (0.44)        (1.11)
1996                          12.45      0.43          1.39          1.82         (0.43)        (0.12)        (0.55)
1997                          13.72      0.45          1.40          1.85         (0.45)        (0.32)        (0.77)
1998(a)                       14.80      0.19          2.29          2.48         (0.19)        (1.56)        (1.75)

---------------------
(a)  For the six months ended June 30, 1998 (unaudited).
Commencement of operations:
(b)  January 21, 1997.
(c)  February 23, 1994.
(d)  May 18, 1998.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Includes dividends in excess of net investment income of $0.02.
**   Less than 0.05%.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder and January 21, 1997 through December 31, 1997 for Capital
     Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income
     Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the six months ending June 30, 1998 for Capital
     Appreciation, the ratio of expenses and net investment income to average net assets would have been 0.84% and 0.10%, respectively.
(6)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through June 30, 1998 for S&P
     500 Index and Competitive Edge "Best Ideas", respectively, the ratios of expenses and net investment income to average net assets would have been
     1.17% and 0.99%, respectively, for S&P 500 Index and 0.98% and 2.36%, respectively, for Competitive Edge "Best Ideas".

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                                                                                    NET
                          NET ASSET      TOTAL      NET ASSETS AT                INVESTMENT       PORTFOLIO
                          VALUE END   INVESTMENT    END OF PERIOD                  INCOME         TURNOVER
                          OF PERIOD     RETURN+        (000'S)      EXPENSES       (LOSS)          RATE
                          -------------------------------------------------------------------------------
S & P 500 INDEX
1998(a)(d)                $   10.27        2.70% (1) $       7,192   -- (2)(6)      --     (2)(6)   --
COMPETITIVE EDGE "BEST
IDEAS"
1998(a)(d)                     9.86       (1.40)(1)        18,317    -- (2)(6)      --     (2)(6)   --  ** (1)
STRATEGIST
1993                          12.68       10.38           287,502   0.57%             3.11 %          57%
1994                          12.45        3.94           392,760   0.54              3.93           125
1995                          12.45        9.48           388,579   0.52              5.03           329
1996                          13.72       15.02           423,768   0.52              3.30           153
1997                          14.80       13.71           497,028   0.52              3.09           159
1998(a)                       15.53       16.82(1)        576,568   0.52(2)           2.43 (2)        52(1)

                                    Trustees
 ------------------------------------------------------------------------------
  Michael Bozic                                         Dr. Manuel H. Johnson
  Charles A. Fiumefreddo                                     Michael E. Nugent
 Edwin J. Garn                                               Philip J. Purcell
  John R. Haire                                              John L. Schroeder
 Wayne E. Hedien

                                    Officers
 ------------------------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

            Transfer Agent                       Independent Accountants
--------------------------------------    --------------------------------------
 Morgan Stanley Dean Witter Trust FSB           PricewaterhouseCoopers LLP
Harborside Financial Center--Plaza Two         1177 Avenue of the Americas
    Jersey City, New Jersey 07311                New York, New York 10036

                               Investment Manager
                    ----------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisor
                      (European Growth and Pacific Growth
                                   Portfolio)
                    ----------------------------------------
                      Morgan Grenfell Investment Services
                                    Limited

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                     MORGAN STANLEY DEAN WITTER

                     VARIABLE INVESTMENT SERIES


                         SEMI-ANNUAL REPORT

                            JUNE 30, 1998










Northbrook Life Insurance Company                               BULK RATE MAIL
                                                                 U.S. POSTAGE
P.O. Box 94040                                                       PAID
                                                               ROCKVILLE CENTER
Palatine, IL 60094-4040                                            NY 11570
                                                                PERMIT NO. 150







                                                                          40113A

                     MORGAN STANLEY DEAN WITTER

                     VARIABLE INVESTMENT SERIES


                         SEMI-ANNUAL REPORT

                            JUNE 30, 1998










Allstate Life Insurance Company of New York                     BULK RATE MAIL
                                                                 U.S. POSTAGE
P.O. Box 94038                                                       PAID
                                                               ROCKVILLE CENTER
Palatine, IL 60094-4038                                            NY 11570
                                                                PERMIT NO. 150







                                                                          40915A